PROSPECTUS

May 1, 2011

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

PRUBENEFIT SELECTSM

Group Flexible Premium Variable Universal Life Insurance Contract

This prospectus describes the PruBenefit SelectSM group flexible premium variable universal life insurance contract (the “Group Contract”), offered by The Prudential Insurance Company of America (“Prudential”) solely to Employers or to trusts established by Employers (each, a “Contract Holder”). Each Group Contract will provide life insurance (a “Coverage”) on Employees (each, a “Covered Person”) of an Employer. The Contract Holder will generally be the sole beneficiary of each Coverage and have all rights and privileges under the Group Contract including the right to assign a Coverage to a Covered Person. The Contract Holder must agree to use the proceeds of each Coverage to finance the cost of employee benefits which may include nonqualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits. The Group Contract may be used in connection with a “split dollar” plan where the Employer pays the entire premium and the Covered Person designates a beneficiary for a portion of the Death Benefit.

The Contract Holder may choose to allocate the Group Contract’s premiums and its earnings to one or more of the available Variable Investment Options of the Prudential Variable Contract Account GI-2 (the “Account”). For a list of the available Funds in which Variable Investment Options invest, their investment objectives and their investment advisers, see The Variable Investment Options.

The Contract Holder may also choose to allocate the Group Contract’s premiums and its earnings to the Fixed Interest Rate Option, which pays a guaranteed interest rate. See The Fixed Interest Rate Option.

Read this Prospectus. Read this prospectus before purchasing the Group Contract. Keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that the Group Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Investment in a variable universal life insurance contract is subject to risk, including the possible loss of principal. An investment in PruBenefit SelectSM is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America

Attn: PruBenefit Funding

13001 County Road 10

Plymouth, MN 55442

Telephone (800) 286-7754

PruBenefit SelectSM is a service mark of Prudential.

PROSPECTUS CONTENTS

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SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Expenses of the Funds

The following tables describe the fees and expenses that the Contract Holder could pay when buying, owning and surrendering the Group Contract or any Coverage. Prudential’s current fees and expenses may be lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum and current fees and expenses that the Contract Holder will pay at the time it purchases the Group Contract or any Coverage, makes a premium payment, surrenders the Group Contract or any Coverage, or transfers amounts between Variable Investment Options.

Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deductible	Current Amount Deducted

Premium Load[1]	Deducted from premium payments	8.50% of each Target Premium and 2.00% of Excess Premium[2]	8.50% of each Target Premium and 2.00% of Excess Premium[3]

Surrender Charge	Deducted upon Surrender	$0	$0

Transfer Charge	Each transfer	$25	$0

[1]

The Premium Load includes an amount to cover the cost of commissions; advertising and the printing and distribution of prospectuses and sales literature; any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of the premium received by Prudential. In Oregon, this is called a premium based administrative charge. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

[2]

The Maximum Amount Deductible is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Maximum Amount Deductible for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

[3]

The Current Amount Deducted is reduced to 3.75% of each Target Premium and 2.00% of Excess Premium in Coverage Years five through nine. The Current Amount Deducted for any premium received in Coverage Years 10 and later is 3.75% of the premium received. The Premium Load may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of sales or other costs. See Reduction of Charges.

The second table describes the maximum and current Group Contract fees and expenses that the Contract Holder will pay periodically during the time it owns the Group Contract, not including the Funds’ fees and expenses.

Periodic Contract Charges other than the Funds’ Fees and Expenses
Charge	When Charge is Deducted	Maximum Amount Deductible	Current Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance[1]	Monthly

For Coverages with a Coverage Effective Date before January 1, 2009: $83.333 per $1,000 of Net Amount at Risk (“NAR”)

For Coverages with a Coverage Effective Date on or after January 1, 2009: $29.193 per $1,000 of NAR

Minimum amount deducted is $0 per $1,000.

The charge in Coverage Year two for a representative Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46 in the Guaranteed Issue Underwriting Class is $0.150 per $1,000.[2]

COI for the Target Term Insurance[3]	Monthly	For Coverages with a Coverage Effective Date before January 1, 2009: $83.333 per $1,000 of NAR For Coverages with a Coverage Effective Date on or after January 1, 2009: $29.193 per $1,000 of NAR

Minimum amount deducted is $0 per $1,000.

The charge in Coverage Year two for a representative Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46 in the Guaranteed Issue Underwriting Class is $0.086 per $1,000. [2]

Mortality and Expense Risk Charge[4]	Monthly	Effective annual rate of 0.48% (0.040% deducted monthly) of assets in the Variable Investment Options	Effective annual rate of 0.24% (0.020% deducted monthly) of assets in the Variable Investment Options[5]

Net Interest on Loans[6]	Annually	1%	1%

Administrative Charge	Monthly	$10 per Covered Person	$10 per Covered Person[7]

Administrative Charge for Increases to Basic Insurance	Each Transaction	$25 per transaction	$0

[1]

The current COI charge for the Basic Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

[2]

For this sample, the amount shown under the heading “Current Amount Deducted” is the same for Coverages with a Coverage Effective Date before January 1, 2009 and for Coverages with a Coverage Effective Date on or after January 1, 2009.

[3]

The current COI charge for the Target Term Insurance varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person age 99. The charges shown may not be representative for a particular Coverage. For more information about the actual cost for a particular Coverage, contact Prudential at (800) 286-7754.

[4]

The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount allocated to the Variable Investment Options on that Monthly Date. See Mortality and Expense Risk Charge.

[5]

The current Mortality and Expense Risk Charge is reduced from an effective annual rate of 0.24% to 0.18% (0.020% to 0.015% deducted monthly) of assets in Variable Investment Options in Coverage Years 11 and later. Prudential will reassess this charge annually, subject to the maximum Mortality and Expense Risk Charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.

[6]

The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate. See Loans.

[7]

The Administrative Charge may be reduced where it is expected that the amount or nature of a particular Group Contract will result in savings of administrative or other costs. See Reduction of Charges.

Expenses of the Funds

This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that the Contract Holder will pay periodically during the time it has allocated Net Premium payments and earnings to the corresponding Variable Investment Options. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Expenses do not include reductions for fee waivers or other reimbursements.)	0.20%	1.42%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Contract

PruBenefit SelectSM is a form of group flexible premium variable universal life insurance. The Group Contract provides life insurance coverage on each individual identified as a Covered Person. Each Covered Person must consent in writing to be insured and must meet Prudential’s underwriting requirements as set forth in the Group Contract. Prudential provides a Certificate of Coverage with a Benefit Summary Report to the Contract Holder to deliver to each Covered Person. The Certificate of Coverage states the limited rights of the Covered Persons under the Group Contract. The Benefit Summary Report states the amount of insurance and the Coverage Effective Date for each Coverage. Prudential establishes a Death Benefit and Coverage Fund with respect to each Covered Person. The Contract Holder may allocate Net Premium payments and earnings to one or more of the available Variable Investment Options or to the Fixed Interest Rate Option. The value of each Death Benefit and Coverage Fund changes every Business Day according to the investment performance of the Variable Investment Options to which the Contract Holder has allocated Net Premium payments and the interest credited to the Fixed Interest Rate Option if the Contract Holder has allocated Net Premium payments to the Fixed Interest Rate Option. The aggregate value of the Coverage Funds equals the Group Contract’s aggregate Cash Value.

Although the value of each Coverage Fund allocated to a specific Variable Investment Option may increase if there is favorable investment performance in that Variable Investment Option, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of each Coverage Fund will decrease. The risk will be different, depending upon which Variable Investment Option(s) the Contract Holder chooses. The Contract Holder bears the risk of any decrease in value. If the Contract Holder selects the Fixed Interest Rate Option, Prudential credits the portion of each Coverage Fund allocated to the Fixed Interest Rate Option with a declared rate of interest, but the Contract Holder assumes the risk that the rate may change, although it will never be lower than an effective annual rate of 2% or the rate required by law, whichever is greater. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

Some features, conditions and terms described in this prospectus may not be available in some states.

Basic Insurance

The Basic Insurance is determined with respect to each Covered Person based on his or her age, sex and Underwriting Class at the time the Contract Holder purchases the Coverage. The Basic Insurance will remain in force so long as premiums and other charges are paid as described in the Group Contract until a Covered Person reaches Attained Age 100. At that time, the Coverage's Death Benefit will equal the Cash Value, less any Coverage Debt that has not already been deducted from the Cash Value, and any past due monthly charges. See Attainment of Age 100.

Target Term Insurance

Prudential permits the Contract Holder to purchase additional insurance (“Target Term Insurance”) with respect to each Covered Person. The Target Term Insurance on each Covered Person will terminate when such Covered Person reaches Attained Age 100.

Currently, Prudential assesses lower sales loads on the Target Term Insurance and the current COI for each Covered Person is also generally lower in the first 10 years. As a result, in the early years of a Coverage, the Cash Value for a particular Coverage with Target Term Insurance is generally higher than it would be if the Coverage were all Basic Insurance and no Target Term Insurance. However, in later years, the Cash Value may be lower than it would be if the Coverage were all Basic Insurance and no Target Term Insurance, as the cost of Target Term Insurance is higher in later years.

There are various factors to consider regarding Target Term Insurance. Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage without Target Term Insurance with the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance. For the factors to consider when adding Target Term Insurance to a Coverage, see TARGET TERM INSURANCE.

Types of Death Benefits Available Under the Group Contract

The Contract Holder may choose a different type of Death Benefit for each Coverage. There are three types of Death Benefit available:

Type A (fixed) Death Benefit under which the death benefit generally remains at the Coverage Amount that the Contract Holder initially chooses. The Coverage Fund, described below, may grow to a point where the Type A Death Benefit may increase and vary with the investment experience of the Variable Investment Options. The Coverage Fund makes up part of the Coverage Amount; the balance comes from Prudential’s general account.

Type B (variable) Death Benefit under which the death benefit will vary with the investment experience of the Variable Investment Options. Prudential pays the Coverage Amount from its general account. The Coverage Fund is added to the Coverage Amount to make up the total Death Benefit.

For Type A and Type B Death Benefits, as long as the Coverage is in force, there have been no withdrawals, there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit will never be less than the Coverage Amount shown on the Benefit Summary Report for such Covered Person.

Type C (return of premium) Death Benefit under which the death benefit is generally equal to the Coverage Amount plus the total premiums paid for such Coverage, less withdrawals, accumulated at an interest rate between 0% and 8%, in 1/2% increments, chosen by the Contract Holder. The Coverage Fund makes up part of the Coverage Amount; the balance comes from Prudential’s general account.

With any type of Death Benefit, the death benefit may be increased to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit and Changing the Type of Death Benefit.

Increasing or Decreasing Insurance Amounts

Subject to conditions determined by Prudential after the issuance of the Group Contract, the Contract Holder may increase or decrease the Coverage Amount for any Coverage. Each Coverage will be subject to its own monthly deductions. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

Prudential may decline a request to increase or decrease the Coverage Amount if Prudential determines it would cause the Coverage to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance and/or Target Term Insurance, if any, is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that a Coverage that is not classified as a Modified Endowment Contract will be classified as a Modified Endowment Contract. See TAXES.

The Coverage Fund

There is a Coverage Fund with respect to each Covered Person. The Coverage Fund is funded by Net Premium payments and is paid out as a part of the Death Benefit. Coverage Fund values change daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Interest Rate Option; and (3) interest credited on any Loan Account (currently 4%). The Coverage Fund values also change to reflect the receipt of premium payments, charges deducted from premium payments, withdrawals, and the monthly deductions described under CHARGES AND EXPENSES. For information about interest on any loan amount, see Loans.

Premium Payments

The Minimum Initial Premium for each Coverage is due on the Coverage Effective Date. Subject to the following, the Contract Holder may choose the timing and the amount of subsequent premium payments. Subsequent premium payments are subject to a minimum amount, which is currently $1,000. Premium payments may be made annually, quarterly, or at other times as Prudential and the Contract Holder may agree. A Coverage will remain in force if its Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. Paying insufficient premiums, poor investment results or the taking of loans or withdrawals from any Coverage will increase the possibility that such Coverage will lapse. See PREMIUMS and LAPSE AND REINSTATEMENT.

Prudential may refuse to accept a premium payment that would, in Prudential’s sole determination, cause any Coverage to fail to qualify as life insurance. See Tax Consequences of Buying the Group Contract.

Premium payments will be applied in the Coverage Year in which they are received. If the Contract Holder makes a premium payment prior to a Coverage Anniversary, such Coverage may be classified as a Modified Endowment Contract. If the Contract Holder pays more premium for a Coverage than permitted under Section 7702A of the Internal Revenue Code, such Coverage will be classified as a Modified Endowment Contract, which will affect the federal income tax treatment of loans and withdrawals. For more information, see Coverages Classified as Modified Endowment Contracts in the TAXES section.

Under certain circumstances, Prudential may agree to backdate the Contract Date and a Coverage Effective Date. See Backdating.

Allocation of Premium Payments

When the Contract Holder applies for the Group Contract, the Contract Holder instructs Prudential how to allocate its Net Premium payments. The Contract Holder may change the way in which subsequent Net Premium payments are allocated by giving written notice to Prudential as provided in the Group Contract. See Allocation of Premiums.

Prudential will apply the initial premium to each Covered Person’s Coverage Fund as of the end of the Valuation Period in which it is received in Good Order.

The charge for Premium Loads will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be applied to the Variable Investment Options and/ or the Fixed Interest Rate Option as of the end of the Valuation Period in which it is received in Good Order, in accordance with the allocation previously designated by the Contract Holder.

Investment Choices

The Contract Holder may choose to allocate the Group Contract’s Net Premium payments and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. See The Variable Investment Options and The Fixed Interest Rate Option. The Contract Holder

may transfer amounts among investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

Prudential may add or remove the available Variable Investment Options in the future and may change the provisions applicable to the Fixed Interest Rate Option.

Transfers Among Investment Options

The Contract Holder may, for each Coverage, transfer amounts into or out of the Variable Investment Options twice per calendar month, up to 24 transfers per calendar year. There is a special transfer privilege that may be available to certain Contract Holders that have purchased the Group Contract to informally finance an employee benefit plan. See Transfers/Restrictions on Transfers. There is currently no charge for transfers. Prudential may impose a transfer charge in the future. Certain Funds may have additional restrictions applicable to all Group Contracts. Transfers into and out of the Fixed Interest Rate Option for each Coverage are subject to strict limits.

Prudential may prohibit transfer requests it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. Each transfer must be made by written notice in a form acceptable to Prudential.

See Transfers/Restrictions on Transfers and Dollar Cost Averaging.

Access to Coverage Values

While the Covered Person is living, the Contract Holder may surrender a Coverage for its Surrender Value, which is the Coverage Fund minus any Coverage Debt plus, if applicable, any amount paid under the Return of Charges provision. If the Contract Holder surrenders the Coverage within the first eleven Coverage Years and if such Coverage is not in default, the Contract Holder may be entitled to a return of a portion of charges. See Return of Charges. Surrender of a Coverage may have tax consequences. See Surrender and TAXES.

Under certain circumstances, the Contract Holder may withdraw a part of a Coverage’s Net Cash Value without surrendering the Coverage. The amount withdrawn must be at least $5,000 per withdrawal. Withdrawal of the Surrender Value may have tax consequences. See Withdrawals and TAXES.

Loans on Coverage Funds

The Contract Holder may borrow money from Prudential using one or more Coverage Funds as security for the loan, provided that the related Coverages are not in default. The maximum loan amount for each Coverage is equal to the Cash Value, less existing Coverage Debt, less the total charges for one month, subject to any state requirement. The minimum loan amount the Contract Holder may borrow is generally $5,000, but may be lower in some states. See Loans.

Canceling the Contract (“Free-Look”)

Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period of time required by state law. In some states, state law mandates a return of premium. In those states, the Contract Holder canceling the Group Contract will receive a refund of all premium payments made, less applicable income tax withholding. In other states, state law permits or requires a market value payment upon cancellation. In those states, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding. Where state law mandates the refund of premium payments, Prudential will allocate the Net Premium payment to the Money Market Variable Investment Option for the Free-Look period. Upon expiration of the period Prudential estimates the Free-Look to be in effect, Prudential will allocate the aggregate Coverage Fund value to the Variable Investment Options or the Fixed Interest Rate Option according to the Contract Holder's instructions. See Allocation of Premium During Free-Look Period. A Group Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

The Contract Holder’s benefits, including life insurance, are not guaranteed but may be entirely dependent on the investment performance of the Variable Investment Options selected by the Contract Holder. The value of each Coverage Fund rises and falls with the performance of the Variable Investment Options chosen by the Contract Holder and the charges that Prudential deducts. Poor investment performance could cause one or more Coverages to lapse and the Contract Holder could lose the insurance coverage.

The Variable Investment Options chosen by the Contract Holder may not perform to expectations. Purchasing the Group Contract involves risks including the possible loss of the Contract Holder’s entire investment. Only the Fixed Interest Rate Option provides a minimum guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Interest Rate Option.

Increase in Charges

In several instances Prudential will use the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge in each instance is the amount that Prudential now charges, which may be lower than the maximum charge. If circumstances change, Prudential may increase each current charge, up to the maximum charge, without giving any advance notice. Prudential will provide prior notice to Contract Holders of any increase to the Mortality and Expense Risk Charge.

Coverage Lapse

Each month Prudential assesses the adequacy of the value of each Coverage Fund. If any Coverage Fund is less than an amount equal to total charges for one month, that Coverage is in default. A Coverage will also go into default if at any time the Coverage Debt equals or exceeds the Coverage Fund. See Loans. Should either event occur, Prudential will notify the Contract Holder of the required payment to prevent such Coverage from lapsing. The Contract Holder’s payment must be received by Prudential within the 61-day grace period after the notice of default is mailed or the Coverage will lapse and have no value. See LAPSE AND REINSTATEMENT. If the Contract Holder has an outstanding loan when a Coverage lapses, the Contract Holder may have taxable income as a result. See Pre-Death Distributions.

Risks of Using the Group Contract as a Short-Term Savings Vehicle

The Group Contract is designed to provide benefits on a long-term basis. Consequently, the Contract Holder should not purchase the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Group Contract, the Contract Holder should decide carefully whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Because the Group Contract provides for an accumulation of Cash Value as well as a Death Benefit, the Contract Holder may wish to use it for various insurance planning purposes. Purchasing the Group Contract for such purposes may involve certain risks.

If the Variable Investment Options chosen by the Contract Holder perform poorly, if the Contract Holder does not pay sufficient premiums, or if the Contract Holder accesses the values in any Coverage through withdrawals or loans, one or more Coverages may lapse and the Contract Holder may not accumulate the funds needed to accomplish its objectives.

Risks of Taking Withdrawals

If a Coverage meets certain requirements, the Contract Holder may make withdrawals from a Coverage’s Net Cash Value while such Coverage is in force. The amount withdrawn must be at least $5,000. The withdrawal amount is limited by the requirement that the affected Coverage’s Net Cash Value after withdrawal may not be less than an amount equal to the total charges for one month. Accessing the values in a Coverage through withdrawals may significantly affect current and future values or Death Benefit proceeds and may increase the chance that one or more Coverages will lapse. Withdrawal of the Net Cash Value may have tax consequences. See Withdrawals and TAXES.

Tax Treatment of Contract Benefits

Whenever a Contract Holder makes a withdrawal, Prudential will immediately reduce the Coverage Funds for the affected Coverages by at least the amount of the withdrawal. Withdrawals under Type B (variable) Death Benefit and Type C (return of premium) Death Benefit will generally not change the Coverage Amount. However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Coverage Amount up to the withdrawal amount. Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverages continue to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal from a Type A (fixed) Death Benefit if it would result in a Coverage Amount less than the Minimum Coverage Amount specified in the Group Contract. See REQUIREMENTS FOR ISSUANCE OF A COVERAGE. If the Coverage Amount is decreased, there is a possibility that the Coverage might be classified as a Modified Endowment Contract. Accessing the values in a Coverage through withdrawals may significantly affect current and future coverage values or proceeds and may increase the chance that a Coverage will lapse. Before making any withdrawal that causes a decrease in the Coverage Amount, the Contract Holder should consult with its tax adviser and its registered representative. See Withdrawals and TAXES.

Limitations on Transfers

Transfer limitations are applied on a per Coverage basis, not per Group Contract. Transfers are limited to two per calendar month, up to 24 transfers in a calendar year. There is a special transfer privilege that may be available to certain Contract Holders that have purchased the Group Contract to informally finance an employee benefit plan. See Transfers/Restrictions on Transfers.

There is no charge for transfers. Prudential may impose a transfer charge in the future. Certain Funds may have additional restrictions applicable to all Group Contracts. Transfers into and out of the Fixed Interest Rate Option are subject to strict limits.

Currently, certain transfers effected systematically under a dollar cost averaging program described in this prospectus do not count toward any applicable transfer limit. See Dollar Cost Averaging.

Generally, only one transfer from the Fixed Interest Rate Option is permitted per Coverage each Coverage Year. The maximum amount the Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of 25% of the largest amount in the Fixed Interest Rate Option over the last four years or $2,000. If the Contract Holder’s balance is less than $2,000, then any transfer request must be for the total balance.

Prudential may modify the Contract Holder’s right to make transfers by restricting the number, timing and/or amount of transfers Prudential finds to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations on Surrender of Coverage

The Contract Holder may surrender any Coverage at any time for its Surrender Value while the Covered Person is living. The Surrender Value of a surrendered Coverage will be determined as of the end of the Valuation Period in which such a request is received at Prudential in Good Order. In addition, the surrender of a Coverage may have tax consequences. See TAXES. Surrendering the Group Contract will surrender all Coverages at once.

Risks of Taking a Loan

Accessing the values in a Coverage through loans may significantly affect current and future values or Death Benefit proceeds and may increase the chance that one or more Coverages will lapse. A Coverage will lapse if, at any time, the Coverage Debt equals or exceeds the Coverage Fund and the Contract Holder, after receiving notice from Prudential, does not make the required payment to prevent such Coverage from lapsing. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the applicable Coverage Fund. If a Coverage is classified as a Modified Endowment Contract for tax purposes, taking a loan may have tax consequences. See TAXES.

Tax Consequences of Buying the Group Contract

Each Coverage is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code using the Cash Value Accumulation Test. Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Cash Value ratio. Prudential may refuse to accept a premium payment that would, in Prudential’s sole determination, cause any Coverage to fail to qualify as life insurance. Prudential also has the right to refuse to accept any payment that increases the Death Benefit by more than it increases the related Coverage Fund. Although Prudential believes that each Coverage should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes, which will be applied uniformly to all Contract Holders after advance written notice, that Prudential deems necessary to insure that the Group Contract and each Coverage will qualify as life insurance.

Although current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract, the Death Benefit paid to the Employer will generally be taxable as ordinary income to the extent it exceeds cost basis unless the Employer follows certain prescribed requirements related to the Group Contract. These requirements are described in greater detail in TAXES.

In addition, the Contract Holder generally is not subject to taxation on any increase in the contract value until and if it is withdrawn. Generally, the Contract Holder is taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal, as well as any amounts taken as loans, in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made to any Coverage. An increase in the Coverage Amount may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium payment or a reduction in a Coverage Amount would cause a Coverage to become classified as a Modified Endowment Contract, and advise the Contract Holder of its options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts paid to the Contract Holder before a Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Coverage that meets the definition of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that such Coverage became classified as a Modified Endowment Contract.

All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single Group Contract for purposes of applying these rules. See TAXES.

Any taxable income on pre-death distributions from a Modified Endowment Contract, including full surrenders, is subject to a penalty of 10%. If Coverage has been assigned to a Covered Person, the 10% penalty does not apply if the amount is received on or after age 59 1/2, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies. See TAXES - Other Tax Considerations.

Replacement of the Group Contract

The replacement of life insurance is generally not in the best interest of the Contract Holder. In most cases, if the Contract Holder requires additional coverage, the benefits of the existing Group Contract can be protected by purchasing additional insurance. If the Contract Holder is considering replacing a Group Contract, the Contract Holder should compare the benefits and costs of supplementing its existing Group Contract with the benefits and costs of purchasing the Group Contract described in this prospectus and the Contract Holder should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

The Contract Holder may choose to allocate its Group Contract’s Net Premium payments and its earnings to one or more of the available Variable Investment Options. The Contract Holder may also allocate to the Fixed Interest Rate Option. The Fixed Interest Rate Option is the only investment option that offers a guaranteed rate of return. See The Variable Investment Options and The Fixed Interest Rate Option.

Risks Associated with the Variable Investment Options

The Variable Investment Options invest in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Fund have no effect on the investment performance of any other Fund.

Prudential does not promise that the Funds will meet their investment objectives. Amounts the Contract Holder allocates to the Variable Investment Options may grow in value, decline in value or grow less than the Contract Holder expects, depending on the investment performance of the Variable Investment Options the Contract Holder chooses. The Contract Holder bears the investment risk that the Funds may not meet their investment objectives. The Contract Holder also bears the risk that the Fund’s investment adviser may restrict investment in the Fund, and even close the Fund, at the discretion of the Fund’s investment adviser. The Contract Holder may lose its entire investment in the Variable Investment Options. Although the Money Market Variable Investment Option is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Variable Investment Option may be so low that, when charges are deducted, the Contract Holder experiences a negative return. See The Variable Investment Options.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, the Contract Holder should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND VARIABLE INVESTMENT OPTIONS

The Prudential Insurance Company of America

The Group Contracts are issued by The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contracts.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential’s consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Fixed Interest Rate Option is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Contract Holder under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

Valuation. Prudential records and tracks the value of each Contract Holder’s interest in a Variable Investment Option by converting each premium payment into units (each a "Unit") of the Variable Investment Option or Variable Investment Options selected, by dividing the amount of the premium payment by the unit value of the Variable Investment Option to which that premium payment amount has been allocated.

The value of each Unit changes each Business Day to reflect the investment results, expenses and charges of the Variable Investment Option and the corresponding Fund. The value of each Unit is determined when the net asset value of each Fund is calculated, which is generally at the close of the regular trading session of the NYSE each day the NYSE is open.

On any given Business Day, the value of a Variable Investment Option Unit will be determined by multiplying the value of such Unit for the preceding Business Day by the net investment factor for that Variable Investment Option for the current Business Day. The net investment factor for any Business Day is determined by dividing the value of the Variable Investment Option’s assets for that day by the value of the Variable Investment Option assets for the preceding Business Day (changes resulting from new premium payments and withdrawals are disregarded for the purpose of calculating the net investment factor).

To deduct the Mortality and Expense Risk Charge from the Variable Investment Options, on each Monthly Date, Prudential converts the dollar amount of the Mortality and Expense Risk Charge into Units. The resulting number of Units are deducted pro-rata from the Variable Investment Options allocated to by the Contract Holder.

To deduct the Cost of Insurance and Administrative Charge from the Variable Investment Options and the Fixed Interest Rate Option, on each Monthly Date, for each Coverage, Prudential calculates the amount in each Variable Investment Option and in the Fixed Interest Rate Option, and divides the sum by the Coverage Fund to obtain an allocation factor. Prudential then calculates the dollar amount of the COI and Administrative Charge for the Coverage and multiplies the result by the allocation factor for each Variable Investment Option and for the Fixed Interest Rate Option to determine the amount to be deducted from each Variable Investment Option and from the Fixed Interest Rate Option. Prudential then converts the dollar amount to be deducted from the Variable

Investment Options into Units, and then subtracts such Units from the Variable Investment Options. Prudential subtracts the dollar amount of the charges from the Fixed Interest Rate Option.

Amounts may be transferred from one or more available Variable Investment Options to one or more other available Variable Investment Options. The transfer may be made in dollars or through a percentage reallocation among Variable Investment Options. In order to account for the transfer, Prudential converts the dollar amount or percentage amount into Units; and the resulting number of Units are then transferred. Transfers from or to the Fixed Interest Rate Option are made in dollar amounts or percentage amounts, and are not converted into Units. Transfers may be subject to limitations. See Transfers/Restrictions on Transfers.

The Variable Investment Options

Each Variable Investment Option invests in one of the corresponding Funds listed here. Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. Those prospectuses may include funds that are not offered under the Group Contract.

Listed below are the Funds in which the Variable Investment Options invest, their investment objectives, investment advisers and investment subadvisers. Contract Holders should read a Fund’s prospectus before deciding to allocate assets to the Variable Investment Option corresponding to that Fund. There is no assurance that the investment objectives of any Fund will be met.

The short description provided below is solely for the convenience of the reader. A short description may be modified by a later supplement to a Fund prospectus. Contract Holders must rely solely on the description of the Fund included in the Fund prospectus, and any supplement to it. If there is any conflict between the short description noted here and any Fund prospectus or supplement, the Fund prospectus and supplement should be considered correct.

Please note that any index referenced below includes any successor index.

The Prudential Series Fund (the “Series Fund”):

•	Conservative Balanced Portfolio (Class I): Total investment return consistent with a conservatively managed diversified portfolio.

•	Diversified Bond Portfolio (Class I): High level of income over a longer term while providing reasonable safety of capital.

•	Equity Portfolio (Class I): Long-term growth of capital.

•	Global Portfolio (Class I): Long-term growth of capital.

•	Value Portfolio (Class I): Capital appreciation.

Investment Adviser: Prudential Investments LLC., a wholly-owned subsidiary of Prudential Financial.

Subadviser for the Diversified Bond Portfolio: Prudential Fixed Income Management, a unit of Prudential Investment Management, Inc., an indirect wholly-owned subsidiary of Prudential Financial.

Subadvisers for the Equity Portfolio: Jennison Associates LLC, an indirect wholly-owned subsidiary of Prudential Financial.

Subadvisers for the Conservative Balanced Portfolio: Prudential Fixed Income Management, a unit of Prudential Investment Management, Inc. and Quantitative Management Associates LLC, each an indirect wholly-owned subsidiary of Prudential Financial.

Subadvisers for the Global Portfolio: William Blair & Company LLC, LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price Associates, Inc., Quantitative Management Associates LLC.

Subadviser for the Value Portfolio: Jennison Associates LLC.

Advanced Series Trust (“AST”):

•	AST Balanced Asset Allocation Portfolio: Total return consistent with its specified level of risk tolerance.

•

AST BlackRock Global Strategies Portfolio: High total return consistent with a modest level of risk. (The AST BlackRock Global Strategies Portfolio acquired the assets and assumed the liabilities of the SP Growth Asset Allocation Portfolio as of the close of business on April 29, 2011.) (Closed to new contributions and transfers.)

•	AST Preservation Asset Allocation Portfolio: Total return consistent with its specified level of risk tolerance.

•

AST Wellington Management Hedged Equity Portfolio (formerly AST Aggressive Asset Allocation Portfolio): Outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

Investment Advisers: AST Investment Services, Inc. and Prudential Investments LLC. both wholly-owned subsidiaries of Prudential Financial.

Subadviser for the AST Balanced Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio: Quantitative Management Associates LLC.

Subadviser for the AST BlackRock Global Strategies Portfolio: BlackRock Investment Management, Inc.

Subadviser for the AST Wellington Management Hedged Equity Portfolio: Wellington Management Company, LLP.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

•	Invesco V.I. Core Equity Fund (Series I Shares): Long-term growth of capital.

•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.

•	Invesco V.I. Small Cap Equity Fund (Series I Shares): Long-term growth of capital.

Investment Adviser: Invesco Advisers, Inc.

AllianceBernstein Variable Product Series Fund, Inc.:

•	AllianceBernstein VPS International Growth Portfolio (Class A): Long-term growth of capital.

•	AllianceBernstein VPS International Value Portfolio (Class A): Long-term growth of capital.

•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A): Long-term growth of capital.

Investment Adviser: AllianceBernstein L.P.

DWS Variable Series I:

•	DWS Capital Growth VIP (Class A): Long-term growth of capital.

Investment Adviser: Deutsche Investment Management Americas Inc.

DWS Variable Series II:

•	DWS Government & Agency Securities VIP (Class A): High current income consistent with preservation of capital.

•	DWS Large Cap Value VIP (Class A): High rate of total return. (Effective May 1, 2011, DWS Strategic Value VIP merged into DWS Large Cap Value VIP.) (Closed to new contributions and transfers.)

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser for the DWS Large Cap Value VIP: Deutsche Asset Management International GmbH.

DWS Investments VIT Funds:

•	DWS Small Cap Index VIP (Class A): Replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

Investment Adviser: Deutsche Investment Management Americas Inc.

Subadviser for the DWS Small Cap Index VIP: Northern Trust Investments, Incorporated.

Fidelity Variable Insurance Products:

•	VIP Contrafund® Portfolio (Service): Long-term capital appreciation.

•	VIP Equity-Income Portfolio (Service): Reasonable income and also considers potential capital appreciation.

•	VIP Index 500 Portfolio (Service): Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented in the Standard & Poor’s 500® Index.

•	VIP Mid Cap Portfolio (Service): Long-term growth of capital.

•	VIP Money Market Portfolio (Service): Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

•	VIP Value Strategies Portfolio (Service): Capital appreciation.

•	VIP Freedom 2015 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2020 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2025 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

•	VIP Freedom 2030 Portfolio (Service): High total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Investment Adviser: Fidelity Management & Research Company (“FMR”).

Subadvisers for the VIP Contrafund® Portfolio: FMR Co., Inc. (“FMRC”) and other affiliates of FMR.

Subadvisers for the VIP Equity-Income Portfolio: FMRC and other affiliates of FMR.

Subadvisers for the VIP Index 500 Portfolio: Geode Capital Management, LLC (Geode®) and FMRC.

Subadvisers for the VIP Mid Cap Portfolio: FMRC and other affiliates of FMR.

Subadvisers for the VIP Money Market Portfolio: Fidelity Investments Money Management, Inc. and other affiliates of FMR.

Subadvisers for the VIP Value Strategies Portfolio: FMRC and other affiliates of FMR.

Investment Adviser for the VIP Freedom Funds: Strategic Advisers, Inc.

Franklin Templeton Variable Insurance Products Trust:

•	Franklin Large Cap Value Securities Fund (Class 2): Long-term capital appreciation.

•	Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.

•	Franklin Strategic Income Securities Fund (Class 2): High level of current income, with capital appreciation over the long term as a secondary goal.

•	Mutual Global Discovery Securities Fund (Class 2): Capital appreciation.

•	Templeton Global Bond Securities Fund (Class 2): High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Investment Adviser for the Franklin Small Cap Value Securities Fund and the Franklin Large Cap Value Securities Fund: Franklin Advisory Services, LLC.

Investment Adviser for the Franklin Strategic Income Securities Fund and the Templeton Global Bond Securities Fund: Franklin Advisers, Inc.

Investment Adviser for the Mutual Global Discovery Securities Fund: Franklin Mutual Advisers, LLC.

JPMorgan Insurance Trust:

•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares): Long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Investment Adviser: J.P. Morgan Investment Management Inc.

Lazard Retirement Series:

•	Lazard Retirement International Equity Portfolio (Service): Long-term capital appreciation.

Investment Adviser: Lazard Asset Management LLC.

Neuberger Berman Advisors Management Trust (“AMT”):

•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares): Growth of capital.

•	Neuberger Berman AMT Partners Portfolio (I Class Shares): Growth of capital.

Investment Adviser: Neuberger Berman Management LLC.

PIMCO Variable Insurance Trust:

•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.

•	PIMCO Low Duration Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.

•	PIMCO Short-Term Portfolio (Administrative Class): Maximum current income, consistent with preservation of capital and daily liquidity.

•	PIMCO Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.

Investment Adviser: Pacific Investment Management Company LLC.

Royce Capital Fund:

•	Royce Micro-Cap Portfolio (Investment Class): Long-term growth of capital.

•	Royce Small-Cap Portfolio (Investment Class): Long-term growth of capital.

Investment Adviser: Royce & Associates, LLC.

Other Fund Information

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts supporting variable life insurance and separate accounts supporting variable annuity contracts to invest in the same underlying Funds. Neither the companies that invest in the Funds nor the companies that sponsor the Funds, nor the Board of Directors of each Fund currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract holders and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity contract holders.

A Fund may have a similar name, investment objective, or investment policy resembling that of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of some of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund under the Group Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or its affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Holders invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. Prudential receives administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees Prudential receives from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees, which are determined by the Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund, may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to Prudential, allocations that the Contract Holder makes to these affiliated underlying Funds may benefit Prudential financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that Prudential receives may vary among the different fund complexes that are part of Prudential’s investment platform. Thus the fees Prudential collects, if any, are dependent upon the Fund that the Contract Holder selects. In addition, Prudential may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that Prudential offers through the product. Prudential collects these payments and fees under agreements between Prudential and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2011, the administrative service fees Prudential receives range from 0% to 0.35% of the average assets allocated to a Fund. The service fees received from The Prudential Series Fund and Advanced Series Trust are 0.05% and 0.07% respectively. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee Prudential receives ranges from 0.10% to 0.35% of the average assets allocated to the Funds indicated below. The 12b-1 fee Prudential receives is shown in the Fund’s prospectus which accompanies this prospectus.

The following Funds currently pay a 12b-1 fee:

Fidelity Variable Insurance Products

•	VIP Contrafund® Portfolio (Service)

•	VIP Equity-Income Portfolio (Service)

•	VIP Index 500 Portfolio (Service)

•	VIP Mid Cap Portfolio (Service)

•	VIP Money Market Portfolio (Service)

•	VIP Value Strategies Portfolio (Service)

•	VIP Freedom 2015 Portfolio (Service)

•	VIP Freedom 2020 Portfolio (Service)

•	VIP Freedom 2025 Portfolio (Service)

•	VIP Freedom 2030 Portfolio (Service)

Franklin Templeton Variable Insurance Products Trust

•	Franklin Large Cap Value Securities Fund (Class 2)

•	Franklin Small Cap Value Securities Fund (Class 2)

•	Franklin Strategic Income Securities Fund (Class 2)

•	Mutual Global Discovery Securities Fund (Class 2)

•	Templeton Global Bond Securities Fund (Class 2)

Lazard Retirement Series, Inc.

•	Lazard Retirement International Equity Portfolio (Service)

Voting Rights

Prudential is the legal owner of the shares of the Funds associated with the Variable Investment Options. As the owner, Prudential has the right to vote on any matter that shareholders of the Funds vote on. However, Prudential (as required by law) votes the shares of the Funds according to voting instructions Prudential receives from Contract Holders. Prudential will mail the Contract Holder a proxy, which is a form the Contract Holder needs to complete and return to Prudential, to tell Prudential how the Contract Holder wishes Prudential to vote. When Prudential receives those instructions, Prudential will vote all of the shares Prudential owns on the Contract Holder’s behalf in accordance with those instructions. Prudential votes shares for which Prudential does not receive instructions and any other shares that Prudential owns in its own right in the same proportion as the shares for which instructions are received. No minimum quorum is required for proportional voting, and as a result of such proportional voting, the vote of a small number of Contract Holders may determine the outcome of a proposal subject to shareholder vote. Prudential may change the way the Contract Holder’s voting instructions are calculated if it is required by federal or state regulation. Prudential may also elect to vote shares that Prudential owns in its own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to do so.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more

Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, Prudential may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that Prudential reasonably disapproves such changes in accordance with applicable federal or state regulations. If Prudential disregards Contract Holder voting instructions, Prudential will advise the Contract Holder of its action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

Prudential may substitute one or more of the Variable Investment Options. Prudential may also cease to allow investments in any existing Variable Investment Options. Prudential would not do this without the approval of the SEC and any necessary state insurance department approvals. The Contract Holder will be given specific notice in advance of any substitution Prudential intends to make.

The Fixed Interest Rate Option

The Contract Holder may choose to allocate, initially or by transfer, all or part of the Coverage Funds to the Fixed Interest Rate Option. Contributions to, and withdrawals from, the Fixed Interest Rate Option are restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including this Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction. Transfers to or from the Fixed Interest Rate Option are further restricted. See Transfers/Restrictions on Transfers.

The amounts allocated to the Fixed Interest Rate Options become part of Prudential’s general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets and Contract Holders do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Coverage Funds allocated to the Fixed Interest Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law, whichever is greater. Prudential is not obligated to credit a higher rate of interest, although Prudential may do so. Prudential will notify the Contract Holder in writing of the new interest rate at least one week before the new interest rate is effective. At any time, the rates Prudential declares on existing Group Contracts may differ from the rates Prudential declares for newly issued Group Contracts.

The payment of any Surrender Value or withdrawal attributable to the Fixed Interest Rate Option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Interest Rate Option under the Group Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Interest Rate Option are not subject to the provisions of these Acts and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Interest Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Interest Rate Option is, however, subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

With respect to each Coverage, the total amount allocated to a Coverage Fund, at any time, consists of the sum of the amount allocated to the Variable Investment Options, the amount allocated to the Fixed Interest Rate Option, plus any interest credited on amounts allocated to the Fixed Interest Rate Option and the principal amount of any Coverage Debt plus the amount of interest credited to the applicable Coverage Fund upon that loan. See Loans. Other than the Premium Load, each charge is made by reducing the Coverage Fund.

In several instances Prudential uses the terms maximum charge and current charge. The maximum charge in each instance is the highest charge that Prudential may make under the Group Contract. The current charge, in each instance, is the amount that Prudential now charges, which may be lower than maximum charges. If circumstances change, Prudential reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice. Prudential will provide prior notice to Contract Holders of any increase to the Mortality and Expense Risk Charge.

Current charges deducted from premium payments and the Coverage Funds may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, Prudential will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in Prudential’s assumptions is needed. Changes in other charges will be by class. Prudential will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the tables beginning on page one of this prospectus.

Premium Load

This charge is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution.

Maximum Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Current Charge: For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential charges 8.50% of premiums received each year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential charges 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years 10 and later, Prudential charges 3.75% of any premiums received.

If there are two or more Basic Insurance Coverage Segments, the Target Premium is calculated separately for each Coverage Segment. When premiums are paid, each premium payment is allocated to each Basic Insurance Coverage Segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. The Target Premium for each Coverage Segment will vary by the Covered Person’s sex and issue age on the Coverage Segment’s effective date.

A portion of the Premium Load may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eleven Coverage Years. The Return of Charges is not guaranteed. See Return of Charges.

Prudential may reduce the Premium Load on Group Contracts that are issued as a result of an exchange feature provided under other eligible Prudential policy forms.

Premium payments will be applied in the Coverage Year in which they are received. The timing of the premium payment may affect the contract charges. For example, a premium payment received on or after the fourth Coverage Anniversary will result in a lower charge for Premium Loads than if the premium payment were received prior to such Coverage Anniversary.

Attempting to structure the timing and amount of premium payments to reduce the potential Premium Load may increase the risk that a Coverage will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause a Coverage to be classified as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. See Coverages Classified as Modified Endowment Contracts in the TAXES section.

The Premium Load includes Prudential’s estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Holders without regard to location of residence of the Covered Persons. Prudential may collect more for this charge than it actually pays for state and local premium taxes. The Premium Load includes a charge for federal income taxes measured by premiums. Prudential believes that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from the application of the deferred acquisition cost tax.

Under current law, Prudential may incur state and local taxes, in addition to premium taxes, in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, Prudential may impose a corresponding charge against the Account.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the component of charge for federal income taxes measured by premiums. Prudential periodically reviews the question of a charge to the Account for Prudential’s federal income taxes. Prudential may make such a charge in the future for any federal income taxes that would be attributable to the Group Contracts.

Cost of Insurance (“COI”)

This charge is deducted to provide insurance coverage. Prudential deducts a monthly COI charge proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option. When a Covered Person dies, the amount payable to the beneficiary, assuming there is no Coverage Debt, is larger than the Coverage Fund and is significantly larger if the Covered Person dies in the early years of a Group Contract. The COI charges collected from all Contract Holders enables Prudential to pay this larger Death Benefit. The maximum COI charge for each Covered Person is determined by multiplying the maximum COI rate by the NAR, which is the amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund. The NAR is affected by factors such as: investment performance, premium payments, charges and underwriting.

For Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates, the maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (Sex-distinct, Ultimate, Composite) on an Age Last Birthday (ALB) basis (“1980 CSO”) Mortality Tables and a Covered Person’s current Attained Age, sex, except where unisex rates apply, and Extra Rating Class, if any. For Coverages with a Coverage Effective Date on or after January 1, 2009, the maximum COI rates are based upon the 2001 Commissioners Standard Ordinary (Sex-distinct, Ultimate, Composite) on an Age Last Birthday (ALB) basis (“2001 CSO”) Mortality Tables and a Covered Person’s current Attained Age, sex, except where unisex rates apply, and Extra Rating Class, if any. Using the 1980 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 1980 CSO Mortality Tables range from zero to $83.333 per $1,000 of NAR. Using the 2001 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 2001 CSO Mortality Tables range from zero to $29.193 per $1,000 of NAR.

On each Monthly Date, Prudential will deduct a charge for the COI from the Coverage Funds. For each Coverage, Prudential will compute the COI for both the Basic Insurance and any Target Term Insurance. The maximum COI charge will be based on:

(1)	the 1980 CSO Mortality Tables for Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates or the 2001 CSO Mortality Tables for Coverages with a Coverage Effective Date on or after January 1, 2009;

(2)	the Extra Rating Class, if any, of the Covered Person; and

(3)	the Attained Age and sex of the Covered Person.

The following charge applies to Coverages with a Coverage Effective Date prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates:

Maximum Charge: Prudential will determine annually the COI rate for each currently effective Basic Insurance Coverage and Target Term Insurance, if any, shown in the Benefit Summary Report using the 1980 CSO Mortality Table as described above, subject to the maximum COI charge. If there is only one Coverage currently in effect, Prudential will multiply the rate by the NAR divided by 1.0032737 to compute the maximum charge for the COI.

Current Charge: The current COI charge for the Basic Insurance and Target Term Insurance, if any, varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person Attained Age 99. The following examples illustrate the COI charge for each type of Coverage. The Basic Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.150 per $1,000 NAR. The Target Term Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.086 per $1,000 NAR. Using the 1980 CSO Mortality Table, at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 1980 CSO Mortality Tables range from zero to $83.333 per $1,000 of NAR.

If there are two or more Coverage Segments (in any combination of Basic Insurance and Target Term Insurance) currently in effect, for each Coverage, Prudential will first allocate the total NAR to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments currently in effect. Prudential will multiply the rate(s) by the allocated NAR for each Coverage Segment divided by 1.0032737 and add the results to determine the total maximum charge for the COI.

The following charge applies to Coverages with a Coverage Effective Date on or after January 1, 2009:

Maximum Charge: Prudential will determine annually the COI rate for each currently effective Basic Insurance Coverage and Target Term Insurance, if any, shown in the Benefit Summary Report using the 2001 CSO Mortality Table as described above, subject to the maximum COI charge. If there is only one Coverage currently in effect, Prudential will multiply the rate by the NAR divided by 1.0032737 to compute the maximum charge for the COI.

Current Charge: The current COI charge for the Basic Insurance and Target Term Insurance, if any, varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. For example, the highest COI rate is for a Covered Person Attained Age 99. The following examples illustrate the COI charge for each type of Coverage. The Basic Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.150 per $1,000 NAR. The Target Term Insurance COI in Coverage Year two for a Covered Person, Preferred Non-Smoker male Coverage issued at age 45 with Attained Age 46, in the Guaranteed Issue Underwriting Class, is $0.086 per $1,000 NAR. Using the 2001 CSO Mortality Table, for Non-Smokers at most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges using the 2001 CSO Mortality Tables range from zero to $29.193 per $1,000 of NAR.

If there are two or more Coverage Segments (in any combination of Basic Insurance and Target Term Insurance) currently in effect, for each Coverage, Prudential will first allocate the total NAR to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments currently in effect. Prudential will multiply the rate(s) by the allocated NAR for each Coverage Segment divided by 1.0032737 and add the results to determine the total maximum charge for the COI.

A portion of the COI may be returned to the Contract Holder if the Group Contract or a Coverage is fully surrendered during the first eleven Coverage Years. The Return of Charges is not guaranteed. See Return of Charges.

Mortality and Expense Risk Charge

This charge is intended to compensate Prudential for assuming mortality and expense risks under the Group Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the Group Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges.

The Mortality and Expense Risk Charge is deducted from each Coverage Fund on each Monthly Date based on the amount allocated to the Variable Investment Options on that Monthly Date. Unlike some variable life contracts, this Group Contract’s Mortality and Expense Risk Charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each

Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date. This charge is not assessed against amounts allocated to the Fixed Interest Rate Option.

Maximum Charge: Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options an amount equal to an effective annual rate of up to a maximum of 0.48%(0.040% deducted monthly) of the assets in the Variable Investment Options.

Current Charge: Each month Prudential deducts proportionately from the dollar amounts held in each of the chosen Variable Investment Options an amount equal to an effective annual rate of 0.24% (0.020% deducted monthly) of assets in the Variable Investment Options in Coverage Years one through ten and an amount equal to an effective annual rate of 0.18% (0.015% deducted monthly) of assets in Variable Investment Options thereafter. Prudential will reassess this charge annually, subject to the maximum mortality and expense risk charge. Any increase would apply to all Group Contracts, and Prudential will provide prior notice of any increase to Contract Holders.

Administrative Charge

This charge is intended to compensate Prudential for processing claims, keeping records, communicating with Contract Holders and similar activities. The charge is deducted proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Maximum Charge: Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Current Charge: Prudential deducts a monthly administrative charge of $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Transfer Charge

Maximum Charge: Prudential may charge a transfer charge of up to $25 for each transfer.

Current Charge: Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future.

Fund Charges

The Funds pay certain fees and expenses, as described in the Fund prospectuses. Some of those fees and expenses may be paid by Prudential and its affiliates. Funds may change their fees and expenses. See the current prospectuses for the Funds.

Reduction of Charges

Prudential may reduce the Premium Load and/or the Administrative Charge where it is expected that the amount or nature of a particular Group Contract will result in savings of sales, administrative or other costs. Prudential determines the eligibility and the amount of such reductions by considering the following factors:

(1)	the number of Covered Persons;

(2)	the total amount of premium payments Prudential expects to receive; and

(3)	any other circumstances that Prudential expects to be relevant in its determination of reducing costs.

Prudential may withdraw or modify other reductions on a uniform basis. Prudential’s reductions in charges will not be unfairly discriminatory to the interests of any Contract Holders.

PERSONS HAVING RIGHTS UNDER THE GROUP CONTRACT

Contract Holder

The Contract Holder is the entity to which the Group Contract is issued and is identified in the Group Contract. The Contract Holder is an Employer or a trust established by an Employer. The Contract Holder may change the ownership of the Group Contract, with Prudential’s prior written consent, by sending Prudential a written request on a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request in a form that meets Prudential’s needs, and the Group Contract if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date the request is received in Good Order.

While the Covered Person is living, the Contract Holder is entitled to any Coverage benefit and value, unless the Coverage has been assigned to the Covered Person, in which case the Covered Person as a Certificate Holder is entitled to the Coverage benefits and value as described in the Assignment Certificate. See Certificate Holders. Only the Contract Holder (or Certificate Holder if applicable) is entitled to exercise any right and privilege granted by the Group Contract or granted by Prudential. For example, the Contract Holder is entitled to surrender the Group Contract or a Coverage, access Coverage values through loans or withdrawals, assign the Group Contract or a Coverage and name or change the beneficiary.

Beneficiary

The Contract Holder is the beneficiary. The beneficiary is entitled to receive any benefit payable on the death of a Covered Person. The Contract Holder may designate or change a beneficiary by sending Prudential a request in a form that meets Prudential’s needs. Prudential may ask the Contract Holder to send Prudential the Group Contract to be endorsed. If Prudential receives the Contract Holder’s request on a form that meets Prudential’s needs and the Group Contract, if Prudential asks for it, Prudential will file and record the change and it will take effect as of the date Prudential receives the Contract Holder’s request. However, if Prudential makes any payment(s) before Prudential receives the request, Prudential will not have to make the payment(s) again. When Prudential is made aware of an assignment, Prudential will recognize the assignee’s rights before any claim payments are made to the beneficiary.

At the Contract Holder’s discretion and with Prudential’s consent, the Contract Holder may permit a Covered Person to designate an individual or trust who will receive a portion of the Death Benefit with respect to such Coverage (a “Personal Beneficiary”). If permitted to designate a Personal Beneficiary, the Covered Person will designate his or her Personal Beneficiary on a form acceptable to Prudential. The amount of the Death Benefit allocated to the Personal Beneficiary will be shown in such form.

The Covered Person may change his or her Personal Beneficiary designation by giving written notice to Prudential on a form acceptable to Prudential. The Contract Holder may revoke such designation at any time. The Covered Person’s Personal Beneficiary will be shown in the Benefit Summary Report.

Before Prudential makes a payment to a Personal Beneficiary, Prudential reserves the right to decide what proof it needs of the identity, age or other facts about any persons designated as Personal Beneficiaries.

Certificate Holders

The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. When a Coverage is assigned, Prudential issues an Assignment Certificate, and the Covered Person (or trust) is treated as a Certificate Holder. A Certificate Holder has all the rights of a Contract Holder with respect to his or her Coverage, except that the Certificate Holder may not surrender the Group Contract, assign his or her Coverage, request increases to the Basic Insurance and/or Target Term Insurance, or change the interest rate for a Type C Death Benefit. Subject to the limitations set forth in the Assignment Certificate, the Certificate Holder may, with respect to his or her Coverage:

(1)	designate and change the beneficiary;

(2)	make premium payments;

(3)	access coverage values through loans and withdrawals;

(4)	surrender his or her Coverage;

(5)	allocate amounts in his or her Coverage Fund among the Variable Investment Options and/or the Fixed Interest Rate Option;

(6)	change the Death Benefit type; and

(7)	decrease Basic Insurance and Target Term Insurance, if any.

The minimum amount the Certificate Holder may withdraw or borrow under the Assignment Certificate is $1,000. Prudential will deduct all charges for the Coverage as set forth in the Assignment Certificate. If the Group Contract is surrendered, any issued Assignment Certificates remain in force and are not affected by the surrender of the Group Contract.

In Massachusetts, the Assignment Certificate is referred to as the “Assignment Policy” and the Certificate Holder is referred to as the “Policyholder.”

OTHER GENERAL CONTRACT PROVISIONS

Certain features, conditions and terms described below may not be available in the issued Group Contract. The Contract Holder should refer to its Group Contract for these state specific features.

Assignment

This Group Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. The Contract Holder may not assign the Group Contract or any Coverage thereunder without Prudential’s consent. The Contract Holder may assign a Coverage to a Covered Person or to a trust established by such Covered Person. See Assignment of Coverage to a Covered Person. No Covered Person may assign the Group Contract or any Coverage thereunder. Prudential assumes no responsibility for the validity or sufficiency of any assignment. Prudential will not be obligated to comply with any assignment unless it receives a copy.

Assignment of Coverage to a Covered Person

The Contract Holder may assign to a Covered Person, or to a trust established by such Covered Person, the insurance Coverage allocated to that Covered Person under the Group Contract. The Contract Holder may make such assignment only if all of the following conditions are met:

1.	the Covered Person has been insured under the Group Contract for at least three years; and

2.	such assignment must be made in writing on a form acceptable to Prudential.

Upon such assignment, Prudential will issue to the Covered Person, an Assignment Certificate describing the Certificate Holder’s rights and responsibilities with respect to such Coverage. The value of such Coverage will reflect the value of the insurance, including Cash Value, as of the effective date of the assignment.

Incontestability

Prudential will not contest any Coverage under the Group Contract after such Coverage has been in force for two years from the issue date, the reinstatement date or the effective date of any change made to the Group Contract or any Coverage that requires Prudential’s approval and would increase Prudential’s liability.

Misstatement of Age, Sex or Smoking Status

If the age, sex, or Smoking Status used to determine the COI for a Covered Person is found to be in error while the Covered Person is still living, the current charge will then be adjusted to reflect the correct age, sex, or Smoking Status. If this adjustment results in a change in the amount of the charge, any difference between the charge deducted from the Coverage Fund for the Covered Person and the charge required on the basis of the correct age, sex, or Smoking Status will be paid as follows:

(1)	If the adjustment results in an increased charge, the difference will be deducted from the Coverage Fund for the Covered Person. If the amount in the Coverage Fund is not sufficient to make the adjustment, the Contract Holder will pay the difference when notified by Prudential.

(2)	If the adjustment results in a decreased charge, Prudential will credit the difference to the Coverage Fund for such Covered Person.

Any credit or deduction will be made to or from the Coverage Fund for the Covered Person as agreed to by the Contract Holder and Prudential.

If the age, sex, or Smoking Status used to determine the COI for a Covered Person is found to be in error after a Covered Person is deceased, Prudential will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age, sex or Smoking Status. Any such benefit will be based on what the most recent deductions from the applicable Coverage Fund would have provided at such Covered Person’s correct age, sex or Smoking Status.

An adjustment due to an error in Smoking Status may not be permitted in all states. The Group Contract will state if such an adjustment is permitted.

Suicide Exclusion

Generally, if a Covered Person, whether sane or insane, dies by suicide within two years of any Coverage Effective Date, the Coverage associated with those effective dates for that Covered Person will end and Prudential will return the premiums paid, less any Coverage Debt, and less any withdrawals. If there has been an increase in Basic Insurance and a Covered Person, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance, Prudential will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Misrepresentations in the Application

All statements made by the Contract Holder in the application, in the absence of fraud, shall be deemed representations and not warranties. Such statements will not be used in defense to a claim, unless contained in a written application provided to the Contract Holder.

Void Terminations

In the event Prudential determines that a Coverage exists for an individual who was covered without such individual’s written consent, or who died prior to the Coverage Effective Date, or who has revoked his or her consent, Prudential, subject to the limitations of Section 7702 of the Internal Revenue Code, shall terminate such Coverage as soon as practicable and shall pay to the Contract Holder an amount equal to the affected Coverage Fund as of the date coverage is terminated. The value of such Coverage Fund for that Covered Person shall be reduced to zero as of such date. Any related Coverage Debt for that Covered Person will be deducted from any values prior to payment to the Contract Holder. The Contract Holder must repay to Prudential any Death Benefit paid by Prudential with respect to such Coverage.

Adding Covered Persons after the Contract Date

After the Contract Date the Contract Holder may insure Employees who were not included in the census that was delivered with the Group Contract (each, an “Additional Person”). Subject to Prudential’s consent, Additional Persons will be covered under the Group Contract provided each Employee has consented in writing to be covered under the Group Contract and has met all of Prudential’s eligibility and underwriting requirements. The time limit applicable to the Return of Charges provision with respect to an Additional Person’s Coverage starts on such Coverage’s Coverage Effective Date. The charges applicable to Coverages with Coverage Effective Dates on or after January 1, 2009 apply to an Additional Person covered on or after January 1, 2009 under a Group Contract with a Contract Date of December 31, 2008 or earlier, see CHARGES AND EXPENSES.

Conversion Privilege

The Group Contract offers a conversion privilege in accordance with applicable state insurance laws. The conversion privilege is only available if the Group Contract terminates, since Coverage does not end upon a Covered Person’s termination of employment or retirement.

Contract Changes

The Group Contract and each Coverage are designed to satisfy the definition of life insurance for federal income tax purposes under Section 7702 of the Internal Revenue Code. Prudential may decline any change requested by a Contract Holder that Prudential determines would cause the Group Contract or a Coverage to fail to qualify as life insurance under the applicable tax law. This includes, but is not limited to, changing the Basic Insurance or Target Term Insurance, withdrawals and changing the type of Death Benefit. Prudential has the right to change the Group Contract or a Coverage to require additional premium payments or to make distributions from the Group Contract or a Coverage to the extent necessary to continue to qualify the Group Contract or a Coverage as life insurance. Prudential also has the right to refuse to accept a premium payment that would, in the opinion of Prudential, cause the Group Contract or a Coverage to fail to qualify as life insurance under applicable tax law.

If the provisions of the Group Contract or any Coverage do not conform to the requirements of any state or federal law or regulation that applies to it, the Group Contract is automatically changed to conform to the requirements of that law or regulation.

Attainment of Age 100

For all Death Benefit types, when a Covered Person reaches Attained Age 100, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges.

For such Coverage, Prudential will then no longer deduct monthly charges for the Cost of Insurance for Basic Insurance and Target Term Insurance, if any, nor accept any contributions. Prudential will continue to collect the monthly Mortality and Expense Risk Charge and Administrative Charge.

In some states, on the Coverage Anniversary after a Covered Person reaches Attained Age 100 or some other specified age, the Coverage’s Death Benefit does not change. Prudential continues to deduct all monthly charges, including the charges for the Cost of Insurance for Basic Insurance and will accept contributions. The Contract Holder should consult the Group Contract and its Prudential representative to determine which provision applies.

REQUIREMENTS FOR ISSUANCE OF A COVERAGE

Prudential offers Coverage on a fully underwritten, simplified issue, and guaranteed issue basis, each an “Underwriting Class.”

Generally, Coverage may be issued on Covered Persons between the ages of 20 and 75 for a fully underwritten Coverage and between the ages of 20 and 64 for simplified and guaranteed issue Coverages. In Prudential’s discretion, Prudential may issue Coverages on Covered Persons of other ages.

The Initial Minimum Number of Covered Persons varies by state and is shown in the Group Contract’s Schedule of Benefits.

Currently, the Minimum Coverage Amount (Basic Insurance plus any Target Term Insurance combined) that Prudential offers is $100,000 for all Underwriting Classes. If the Target Term Insurance is added to a Coverage, neither the Basic Insurance nor the Target Term Insurance can be less than $5,000. Prudential may change the Minimum Basic Insurance of the Coverages Prudential will issue. Furthermore, the Contract Holder may request scheduled increases on designated Coverage Anniversaries. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

Fully underwritten Coverage requires individualized evidence of the proposed Covered Person’s insurability and rating class that at a minimum includes a medical examination.

Simplified issue Coverage requires, at a minimum, that the proposed Covered Person undergo HIV screening and complete a short form questionnaire. Prudential may require additional underwriting if it cannot determine the appropriate rating from the above information. Proposed Covered Persons must be Actively at Work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten underwriting method.

Guaranteed issue Coverages are issued with minimal underwriting, and may only be issued in certain circumstances. Proposed Covered Persons must not have been recently declined for individual coverage and must satisfy other underwriting criteria. Proposed Covered Persons must be Actively at Work on a full time basis (at least 30 hours per week). Insurance rates are generally higher for healthy individuals when this method of underwriting is used when compared with a substantially similar policy using the fully underwritten or simplified issue methods.

For all Underwriting Classes, proposed Covered Persons must have executed a Consent Form and met all of Prudential’s underwriting requirements.

Prudential requires evidence of insurability, which may include a medical examination, before issuing any Coverage. Non-Smoker rates may provide more favorable cost of insurance rates than Smokers. Prudential charges a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.

These are the current general underwriting guidelines. The actual underwriting will depend on the specific circumstances of each Group Contract and any applicable state law requirements. Prudential may change the underwriting guidelines on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Group Contract offers flexibility in paying premiums. The Minimum Initial Premium is due on the Coverage Effective Date. It is the premium needed to start the Group Contract. The Minimum Initial Premium is equal to three months of total charges. There is no insurance under the Group Contract unless the Minimum Initial Premium is paid. Thereafter, subject to the following guidelines, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Premium payments may be made annually, quarterly or at other times as Prudential and the Contract Holder may agree. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder. Prudential may consent to backdate a Coverage Effective Date. See Backdating.

Prudential may require an additional premium if adjustments to premium payments exceed the Minimum Initial Premium or there are Coverage Fund charges due on or before the payment date. Prudential may refuse to accept any payment that increases the Death Benefit by more than it increases the applicable Coverage Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause a Coverage to be classified as a Modified Endowment Contract, which could have significantly disadvantageous tax consequences. If the Contract Holder makes a payment that would cause a Coverage to be classified as a Modified Endowment Contract, Prudential will send the Contract Holder a letter to advise the Contract Holder of the Contract Holder’s options. Generally, the Contract Holder has 60 days from when Prudential received the Contract Holder’s payment to remove the excess premiums and any accrued interest. If the Contract Holder chooses not to remove the excess premium and accrued interest, such Coverage will become permanently classified as a Modified Endowment Contract. See TAXES.

Prudential can bill the Contract Holder for any premium amount selected, on an annual, semi-annual, or quarterly basis. Because the Group Contract is a flexible premium contract, there are no scheduled premium due dates. When the Contract Holder receives a premium notice, the Contract Holder is not required to pay this amount. Prudential may refuse a premium payment.

Each Coverage will remain in force if the Coverage Fund is greater than an amount equal to the total charges for one month and more than any Coverage Debt. When the Contract Holder applies for the Group Contract, the Contract Holder should discuss with its registered representative how frequently the Contract Holder would like to be billed (if at all) and for what amount.

Allocation of Premium During Free-Look Period

Generally, the Contract Holder may return the Group Contract for a refund within 10 days after the Contract Holder receives it or within any longer period required by applicable state law. See Canceling the Contract (“Free-Look”).

If applicable state law permits or requires a market value Free-Look, when the Minimum Initial Premium is received in Good Order, Prudential will apply the Net Premium payment to the Variable Investment Options and/or Fixed Interest Rate Option according to the Contract Holder’s instructions. If the Contract Holder cancels the Group Contract during the Free-Look period, the Contract Holder will receive the aggregate Coverage Fund value, which includes any investment results, plus the amount of any insurance charges that have been deducted, less applicable income tax withholding.

If applicable state law mandates refund of premium, when the Minimum Initial Premium is received in Good Order, Prudential will apply the Net Premium payment to the Money Market Variable Investment Option during the period Prudential estimates the Free-Look to be in effect. Upon expiration of the period Prudential estimates the Free-Look to be in effect, Prudential will apply the Minimum Initial Premium to the Variable Investment Options or Fixed Interest Rate Option according to the Contract Holder’s instructions. If the Contract Holder cancels the Group Contract during the Free-Look period, the Contract Holder will receive a refund of the premium payments, less applicable income tax withholding.

Allocation of Premiums

Prudential will notify the Contract Holder, or its registered representative, which documents are required to achieve Good Order. Prudential must receive documents required to achieve Good Order within five Business Days of the initial premium payment date. If the requested documents are not received within five Business Days of the initial premium payment, the premium payment will be returned. Premium payments received in Good Order will be applied the same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Variable Investment Option.

If the Contract Holder makes a premium payment before Prudential determines that Good Order has been achieved, premium payments received by Prudential will be held in an account that does not bear interest on behalf of the Contract Holder.

The Contract Holder will determine each Covered Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the Minimum Initial Premium. Then Prudential deducts the first monthly deductions. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

The charge for Premium Loads will also apply to all subsequent premium payments. Prudential will allocate the remainder of each subsequent premium payment as of the end of the Valuation Period in which it is received in Good Order, in accordance with the allocation the Contract Holder previously designated. The “Valuation Period” means the period of time from one determination of the value of the amount allocated to a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Group Contract is not in default, the Contract Holder may change the way in which subsequent premiums are allocated by giving written notice as specified in the Group Contract. There is no charge for reallocating future premiums. Percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

Default Allocation

Prudential will allocate Net Premium payments immediately to the Money Market Variable Investment Option in the following circumstances:

(1)	a premium contribution or transfer request would exceed the Fixed Interest Rate Option limits; or

(2)	a premium contribution or transfer request would exceed a limit applicable to any Variable Investment Option, or the underlying Fund is unable to accept the allocation for any reason.

The Contract Holder may reallocate from the Money Market Variable Investment Option by providing new allocation instructions acceptable to Prudential.

Premiums in Connection with Additional Persons

The Minimum Initial Premium for an Additional Person’s Coverage is due on such Coverage’s Coverage Effective Date. It is the premium needed to start the Additional Person’s Coverage. The Minimum Initial Premium for an Additional Person’s Coverage is equal to three months of total charges. The Additional Person is not covered under the Group Contract unless the Minimum Initial Premium is paid and he or she consents to be covered under the Group Contract. Thereafter, the Contract Holder decides when to make premium payments and, subject to a $1,000 minimum, in what amounts. Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder.

Prudential will notify the Contract Holder, or its registered representative, which documents are required to achieve Good Order. Prudential must receive documents required to achieve Good Order within five Business Days of the initial premium payment date. If the requested documents are not received within five Business Days of the initial premium payment, the premium payment will be returned. Premium payments received in Good Order will be applied the same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Variable Investment Option.

If the Contract Holder makes a premium payment before Prudential determines that Good Order has been achieved, premium payments received by Prudential will be held in an account that does not bear interest on behalf of the Contract Holder.

The Contract Holder will determine each Additional Person’s portion of the premium payment. On the Coverage Effective Date, Prudential deducts the charge for Premium Loads from the initial premium. Then the first monthly deductions are made. Prudential will allocate the remainder of the initial premium among the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s current premium allocation.

Transfers/Restrictions on Transfers

The Contract Holder may for each Coverage transfer amounts into or out of the Variable Investment Options twice per calendar month, up to 24 transfers per calendar year. Transfer limitations are applied on a per Coverage basis, not per Group Contract. Certain restrictions apply to transfers from the Fixed Interest Rate Option, as described below. Certain Variable Investment Options may have additional restrictions, as described below.

The transfer rules described here may not apply in all states. The Contract Holder should consult the Group Contract and its Prudential representative to determine which rules apply.

The Contract Holder may transfer amounts by giving written notice to the Service Office by sending a form acceptable to Prudential via electronic mail, facsimile or U.S. mail.

All transfers made during the period from the opening of a Business Day (usually 9:00 a.m. Eastern time) to the close of that Business Day (usually 4:00 p.m. Eastern time) are considered one transfer.

There is currently no charge for transfers. Prudential may impose a transfer charge in the future.

The Group Contract may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end such corporation or entity may allocate amounts under the Group Contract on an aggregate basis in order to match the liabilities under such plan. Subject to Prudential’s approval, Group Contracts sold under these circumstances are eligible for special transfer privileges. In lieu of the two transfers per calendar month restriction, the Contract Holder may transfer amounts among the Variable Investment Options without limitation in order to match the allocations among the Variable Investment Options in the Group Contract to the allocations made by participants under the employee benefit plan. Prudential will monitor aggregate trades among the Variable Investment Options for frequency, pattern and size for potentially harmful investment practices. If Prudential detects trading activity that it believes may be harmful to the overall operation of any Variable Investment Option or underlying Fund, Prudential may withdraw the special transfer privilege and require that all subsequent transfers be limited to two per month, 24 per calendar year.

While Prudential seeks to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions Prudential imposes will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all Contract Holders subject to the restrictions.

Prudential may prohibit any transfer request it determines to be disruptive to the Variable Investment Options or to the disadvantage of other Contract Holders.

Restrictions will be applied uniformly and will not be waived.

Where state law requires a refund of premium payments if the Contract Holder exercises its right to cancel the Group Contract under the Free-Look provision, transfers out of the Money Market Variable Investment Option will not be made until the expiration of any applicable Free-Look period. Such transfers and any transfers due to any Fund closures or mergers will not be considered toward any applicable transfer limit.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order as provided in the Group Contract. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentage allocations may go out three decimal points, for example, 33.165%. The total allocation to all selected investment options must equal 100%.

Notwithstanding any other transfer restriction or privilege for all Coverages and Contract Holders, only one transfer from the Fixed Interest Rate Option will be permitted for a Coverage during each Coverage Year. The maximum amount a Contract Holder may transfer out of the Fixed Interest Rate Option each year is the greater of: (a) 25% of the largest amount in the Fixed Interest Rate Option over the prior four years; and (b) $2,000. Prudential may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way.

Transfers to the Fixed Interest Rate Option are further restricted. The Contract Holder cannot make a contribution or transfer to the Fixed Interest Rate Option if the total value of the amounts in the Fixed Interest Rate Option under all employer owned life insurance, including the Group Contract, issued by Prudential and owned by the Contract Holder or its trust, plus the value of the proposed contribution or transfer would exceed $25,000,000 as of the effective date of such transaction. The restriction on transfers to the Fixed Interest Rate Option applies to all Coverages and all Contract Holders notwithstanding any other transfer restriction or privilege.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause a Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Holders or other Fund investors. If Prudential (in its discretion) believes that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or Prudential is informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Fund, Prudential may modify a Contract Holder’s right to make transfers by restricting the number, timing, and amount of transfers or may prohibit transfer requests by such Contract Holder. Prudential may prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Holder. Prudential will immediately notify the Contract Holder at the time of a transfer request if Prudential exercises this right.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and Prudential may enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures Prudential has adopted. Under SEC rules, Prudential is required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates Prudential to provide to the Fund promptly upon request certain information about the trading activity of specific Contract Holders, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Holders that violate the excessive trading policies established by the Fund. In addition, Contract Holders should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from specific owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, Prudential cannot guarantee that the Funds (and thus Contract Holders) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that Fund that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by Prudential. The fee will be deducted from the Coverage Funds of the Group Contract making such transfer, to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although Prudential’s transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Any restrictions on transfers will be applied uniformly to all entities that own Group Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Interest Rate Option. However, due to the discretion involved in any decision to exercise Prudential’s right to restrict transfers, it is possible that some Contract Holders may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Holders and Fund investors.

In addition, Contract Holders that own variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Contract Holders who are subject to such limitations. Contract Holders who are not subject to the same transfer restrictions may have the same underlying Funds available to them, and unfavorable consequences associated with such frequent trading within the underlying Fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Holders.

Dollar Cost Averaging

As an administrative practice, Prudential is currently offering a feature called dollar cost averaging (“DCA”). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the Money Market Variable Investment Option into other Variable Investment Options available under the Group Contract, excluding the Fixed Interest Rate Option and any Variable Investment Options that are not currently accepting additional investments. Contract Holders may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date on or after the end of the applicable Free-Look period. If Prudential imposes any restrictions on transfers described in the preceding section, then the DCA option will automatically discontinue. To re-enroll for DCA, the Contract Holder must fill out an DCA enrollment form which can be obtained from the Contract Holder’s registered representative or a Service Office.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing the Contract Holder designates provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) the Contract Holder notifies Prudential of a change in the DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted toward any applicable transfer limit. Prudential may change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Coverage Effective Date

The Coverage Effective Date is the date Coverage becomes effective for each Covered Person. The Coverage Effective Date is shown in each Covered Person’s Benefit Summary Report.

There is no insurance under the Group Contract until the Minimum Initial Premium is paid and the Covered Persons consent to being covered under the Group Contract.

Backdating. Under certain circumstances, Prudential may allow the Contract Date and a Coverage Effective Date to be backdated up to six months from the Application Date. The Covered Person’s consent to being covered under the Group Contract must include consent to backdating. If Prudential agrees to backdate a Coverage Effective Date, then the Contract Holder’s initial premium payment must be sufficient to cover all charges for the backdated period, including Premium Loads, COI, Mortality and Expense Risk Charges and Administrative Charges. Backdating may be advantageous for some Contract Holders as a lower issue age may result in lower current charges. A Coverage Effective Date cannot precede the Contract Date.

Even if a Coverage’s Coverage Effective Date is backdated, the investment value attributed to such Coverage is determined from the date that the initial Net Premium payment is allocated to the Variable Investment Options and/or the Fixed Interest Rate Option, not from the Coverage Effective Date. In other words, investment gains and losses are determined only from the date the initial Net Premium payment is allocated to the Variable Investment Options and/or the Fixed Interest Rate Option.

When Proceeds Are Paid

Generally, Prudential will pay any Death Benefit, Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received as provided in the Group Contract. Other than the Death Benefit, which Prudential determines as of the date of death, Prudential will determine the payment amount as of the end of the Valuation Period in which the necessary documents are received by Prudential as provided in the Group Contract. However, Prudential may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Group Contract if the disposal or valuation of the Variable Investment Option’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Prudential has the right to delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

The Group Contract offers three types of Death Benefits applicable to a Coverage. The Contract Holder selects the type of Death Benefit applicable to each Coverage. For all Death Benefit types, when a Covered Person reaches Attained Age 100, the Coverage’s Death Benefit will equal the Cash Value, less any Coverage Debt outstanding and any past due monthly charges for such Coverage. See Attainment of Age 100.

A Coverage with a Type A (fixed) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report); or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. A listing of Attained Age Factors is attached to the Group Contract. Favorable investment results and additional premium payments will generally increase the Surrender Value and decrease the NAR and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options the Contract Holder selected, except when the premiums the Contract Holder pays or favorable investment performance causes the Coverage Fund to grow to the point where Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary. As long as the Coverage is not in default, there have been no withdrawals, there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit may not fall below the Coverage Amount stated in each Covered Person’s Benefit Summary Report.

A Coverage with a Type B (variable) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Favorable investment performance and additional premium payments will generally increase a Coverage’s Death Benefit and Surrender Value. However, the increase in the Surrender Value for Type B (variable) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater NAR. As long as the Coverage is not in default, there have been no withdrawals, there is no Coverage Debt, and the Covered Person has not reached Attained Age 100, the Death Benefit may not fall below the Coverage Amount stated in each Covered Person’s Benefit Summary Report. Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

A Coverage with a Type C (return of premium) Death Benefit has a death benefit which on any date is equal to the greater of: (1) the Coverage Amount (as shown in the Benefit Summary Report) plus the total premiums for such Coverage less total withdrawals from such Coverage with net premiums credited to the date of death with interest at an interest rate (between 0% and 8% in 1/2% increments) chosen by the Contract Holder; or (2) the Coverage Fund before deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the applicable Attained Age Factor. Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of Coverage, plus a predetermined rate of return, upon the death of a Covered Person. Favorable investment performance and payment of additional premiums will generally increase the Coverage’s Surrender Value. However, the increase in the Surrender Value for Type C (return of premium) Death Benefit may be less than the increase in Surrender Value for a Type A (fixed) Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater NAR. The increase in Surrender Value for a Type C (return of premium) Death Benefit may be more or less than the increase in Surrender Value for a Type B (variable) Death Benefit depending on earnings, the Type C interest rate the Contract Holder chose, and the amount of any withdrawals. Prudential may increase the Death Benefit to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Surrender Value Will Vary.

Changing the Type C Death Benefit Interest Rate: The Contract Holder may change the interest rate for Coverages with the Type C Death Benefit once each Coverage Year. The Contract Holder may choose a rate between 0% and 8% in 1/2% increments. The change will become effective as described in the Group Contract. Any change in interest rate for a Type C Death Benefit will apply to every Coverage with a Type C Death Benefit under the Group Contract.

Contract Holders with Type A (fixed) Death Benefits should note that any withdrawal may result in a reduction of the Coverage Amount. Prudential will not allow the Contract Holder to make a withdrawal that will decrease the Coverage Amount below the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. For Type B (variable) Death Benefits and Type C (return of premium) Death Benefits, withdrawals will not generally change the Coverage Amount. See Withdrawals.

The way in which a Coverage’s Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

Subject to the guidelines set forth below and to Prudential’s approval, the Contract Holder may change the type of Death Benefit any time after issue. Prudential will increase or decrease the Coverage Amount so that the Death Benefit immediately after the change, generally, matches the Death Benefit immediately before the change. The Basic Insurance after a change may not be lower than the Minimum Basic Insurance shown in the Group

Contract’s Schedule of Benefits. In addition, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.

After issue, the Contract Holder may not change from a Type A (fixed) Death Benefit to a Type B (variable) Death Benefit or Type C (return of premium) Death Benefit.

If the Contract Holder is changing from a Type B (variable) to a Type A (fixed) Death Benefit, Prudential will increase the Coverage Amount by the amount in the Coverage Fund on the date the change takes effect.

If the Contract Holder changes the Death Benefit type for a Coverage from a Type C (return of premium) to a Type A (fixed) Death Benefit, Prudential will change the Coverage Amount for Covered Persons affected by this change. Prudential will add to the Coverage Amount the total premiums allocated by the Contract Holder to each Covered Person minus total withdrawals allocated by the Contract Holder to each Covered Person both, credited with interest at the rate(s) chosen by the Contract Holder on the date the change takes effect.

Furthermore, if the Contract Holder chooses a Type B (variable) or Type C (return of premium) Death Benefit at issue, the Contract Holder will NOT be able to change to a Type C or Type B, respectively, Death Benefit after issue.

The following chart illustrates the changes in Coverage Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Coverage Fund and a $300,000 Death Benefit. For changes to and from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Coverage Amount
FROM	TO

Type B $250,000	Type A $300,000

Type C $260,000	Type A $300,000

To request a change, the Contract Holder must fill out an application for change, which can be obtained from the Contract Holder’s registered representative or a Service Office. If Prudential approves the change, Prudential will recompute the affected Coverage’s charges and appropriate tables and send the Contract Holder a new Benefit Summary Report for each affected Coverage. Prudential may require the Contract Holder to send the Group Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the affected Coverage to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See TAXES.

TARGET TERM INSURANCE

The Target Term Insurance provides a flexible term insurance benefit to Attained Age 100 of a Covered Person. The Contract Holder specifies the amount of Target Term Insurance the Contract Holder desires with respect to each Coverage and this amount is shown in each Covered Person’s Benefit Summary Report. For each Coverage, the sum of the Basic Insurance and the Target Term Insurance equals the Coverage Amount and is shown in each Covered Person’s Benefit Summary Report.

The Death Benefit types applicable to the Basic Insurance are also applicable to the Target Term Insurance.

After Coverage is issued, the Target Term Insurance may be increased or decreased. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE.

The value of the Target Term Insurance fluctuates as the value of the Basic Insurance changes under certain circumstances. If the Coverage Fund has grown to the point where the Basic Insurance begins to vary as required by the Internal Revenue Code’s definition of life insurance, the Target Term Insurance will decrease (or increase) dollar for dollar as the Basic Insurance increases (or decreases). It is possible for the Coverage Fund and, consequently, the Basic Insurance, to grow to the point where the Target Term Insurance is reduced to zero. If a Coverage provides a Type A (fixed) Death Benefit and the Contract Holder takes a withdrawal from the Coverage Fund of such Coverage, Prudential may reduce the Basic Insurance and the Target Term Insurance proportionately if the Death Benefit was previously increased to meet the definition of life insurance.

The following chart illustrates how the Target Term Insurance might fluctuate as the Basic Insurance changes under the circumstances described above.

The numbers in the chart above are based on a variety of assumptions, including cost of insurance charges and investment returns. The chart is not designed to depict or predict specific performance under any Group Contract or Coverage. Instead, it is designed to depict generally the relationship between the Basic Insurance and Target Term Insurance if the Coverage Fund increases.

The Contract Holder should consider the following factors when purchasing a Coverage with Target Term Insurance:

1.	When the initial Death Benefit and premium payments are the same for two Coverages, a Coverage with Target Term Insurance will offer a higher early cash value than a Coverage with Basic Insurance only, if Prudential continues to deduct current charges. The Cash Values are higher because: (1) the Target Premium is lower for a Coverage with Target Term Insurance than for a Coverage with Basic Insurance only with the same Death Benefit and this results in lower current sales expense charges, (2) the current Cost of Insurance charge per $1,000 for the Target Term Insurance is generally lower than the Cost of Insurance charge per $1,000 for the Basic Insurance for the first 10 years; however, it generally becomes greater thereafter.

2.	The Contract Holder may increase or decrease both the Basic Insurance and Target Term Insurance after issue subject to the underwriting requirements determined by Prudential. See INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE and DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE. Increasing the Basic Insurance after issue increases the Premium Load charge on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new Coverage Segment.

3.	The amount and timing of premium payments, loans, and withdrawals the Contract Holder makes under a Coverage will all be factors in determining the relative performance of a Coverage with and without Target Term Insurance.

4.	Investment experience will be a factor in determining the relative performance of a Coverage with and without Target Term Insurance.

The factors outlined above can have effects on the financial performance of a particular Coverage, including the amount of the Coverage’s Cash Value and Death Benefit. The Contract Holder should request Prudential to provide illustrations based on different combinations of Basic Insurance and Target Term Insurance. The Contract Holder and its broker or agent can then discuss how these combinations may address the Contract Holder’s objectives.

Prudential pays significantly lower commissions on a Coverage with Target Term Insurance than on a Coverage with only Basic Insurance, assuming the same initial Death Benefit and premium payments. This may provide a financial incentive for a broker or agent to promote the sale of a Coverage without Target Term Insurance.

INCREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

After a Coverage’s first Coverage Anniversary, the Contract Holder may, on a Monthly Date, increase the amount of insurance by increasing the Basic Insurance and/or the Target Term Insurance of any Coverage, thus, creating an additional Coverage Segment within such Coverage. The increase will be subject to the underwriting requirements Prudential determines.

The following conditions must be met:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;

(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance and/or Target Term Insurance shown on the Group Contract’s Schedule of Benefits;

(3)	the Contract Holder must prove to Prudential that the Covered Person is insurable for any increase;

(4)	the Coverage must not be in default; and

(5)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

If Prudential approves the change for any Coverage, Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change. The affected Covered Person must be living on the effective date for the change to be effective.

The Contract Holder may request scheduled increases on designated Coverage Anniversaries for the:

(1)	Target Term Insurance only; or

(2)	Basic Insurance and Target Term Insurance if a Coverage at issue includes Basic Insurance and Target Term Insurance, so long as the scheduled increase proportionately increases the Basic Insurance and Target Term Insurance.

All increases are effective on designated Coverage Anniversaries. The schedule of increases must meet the following additional conditions:

(1)	the amount of each scheduled increase must be at least equal to the minimum increase in Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;

(2)	the amount of a scheduled increase is limited annually to no more than 20% of the Coverage Amount at issue. In addition, for the life of the Coverage, the sum of all scheduled increases may not exceed a maximum of four times the Coverage Amount at issue for each fully underwritten Coverage or two times the Coverage Amount at issue for each simplified issue or guaranteed issue Coverage;

(3)	increases for any Coverages cannot be scheduled to take place after the affected Covered Person’s Attained Age 70; and

(4)	a Coverage with a scheduled increase must not be in default on the effective date of the scheduled increase.

If the Contract Holder makes an unscheduled increase, the Contract Holder must supply Prudential with a new schedule. The new schedule must also conform to the same limitations, but for the purposes of calculating the limitations, the Contract Holder may use the Coverage Amount after the unscheduled increase. These are Prudential’s current guidelines. Prudential may change these conditions.

The maximum COI rates for a Coverage Segment representing an increase in the Basic Insurance and the Target Term Insurance are based upon 1980 CSO Mortality Tables for Coverages with Coverage Effective Dates prior to January 1, 2009, and to all Coverage Segments of such Coverages, regardless of the Coverage Segments’ Coverage Effective Dates, the Attained Age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), and Extra Rating Class, if any. For Coverages with a Coverage Effective Date on or after January 1, 2009, the maximum COI rates for a Coverage Segment representing an increase in the Basic Insurance and the Target Term Insurance are based upon 2001 CSO Mortality Tables, the Attained Age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), and Extra Rating Class, if any.

The NAR (the Death Benefit minus the Coverage Fund) for a Coverage is allocated to each Coverage Segment based on the proportion of the Coverage Segment to the total of all Coverage Segments for a Coverage. The Attained Age Factor for a Coverage with an increase in the Basic Insurance and/or the Target Term Insurance is based on the Covered Person’s Attained Age for the initial Coverage Segment.

The Free-Look period is not applicable to increases to the Basic Insurance or Target Term Insurance. Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

Payment of premium in conjunction with an increase in Basic Insurance and/or the Target Term Insurance may cause an affected Coverage to be classified as a Modified Endowment Contract. See TAXES. Therefore, before increasing the Basic Insurance and/or the Target Term Insurance, the Contract Holder should consult with its tax adviser and its registered representative.

DECREASES IN BASIC INSURANCE AND/OR TARGET TERM INSURANCE

After a Coverage’s first Coverage Anniversary, the Contract Holder may decrease the Basic Insurance and/or the Target Term Insurance Coverage without withdrawing any Cash Value. If a change in circumstances causes the Contract Holder to determine that the amount of insurance is greater than needed, a decrease will reduce the Coverage Amount and the monthly deductions for the cost of insurance. Scheduled decreases in Basic Insurance and Target Term Insurance are not permitted.

The following conditions must be met for decreases in Basic Insurance and/or Target Term Insurance:

(1)	the Contract Holder must ask for the change in a form that meets Prudential’s needs;

(2)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits;

(3)	the Basic Insurance and/or the Target Term Insurance after the decrease must be at least equal to the Minimum Basic Insurance and/or the Target Term Insurance shown in the Group Contract’s Schedule of Benefits; and

(4)	if Prudential asks the Contract Holder to do so, the Contract Holder must send Prudential the Group Contract to be endorsed.

If Prudential approves the decrease for any Coverage, the decrease will be effective as of the next Monthly Date after Prudential receives the Contract Holder’s request. Prudential will send the Contract Holder a new Benefit Summary Report for each such Coverage showing the amount and effective date of the change.

For Coverages with more than one Coverage Segment, a decrease in Basic Insurance and/or the Target Term Insurance will reduce each Coverage Segment on a last in first out basis.

Prudential may decline a request to decrease the Basic Insurance and/or the Target Term Insurance for any Coverage if Prudential determines such decrease would cause the affected Coverage to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. See TAXES.

If the Basic Insurance and/or the Target Term Insurance is decreased for any Coverage, there is a possibility that the affected Coverage will be classified as a Modified Endowment Contract. See TAXES. The Contract Holder should consult with its tax adviser and its registered representative before requesting any decrease in Basic Insurance and/or the Target Term Insurance.

COVERAGE VALUES

Surrender

The Contract Holder may surrender a Coverage at any time for the Coverage’s Surrender Value while any Covered Person is living. To surrender a Coverage, Prudential may require the Contract Holder to deliver or mail the following items in Good Order as provided in the Group Contract: the Group Contract, a signed request for surrender, and any tax withholding information required under federal or state law. To surrender the entire Group Contract, the Contract Holder must surrender all Coverages. Surrender of the Group Contract or a Coverage may have tax consequences. See TAXES.

Generally, Prudential will pay the Coverage’s Surrender Value within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. Prudential may delay payment of proceeds from the Fund(s) if the disposal or valuation of the Variable Investment Option’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Prudential may delay payment of the Surrender Value attributable to the Fixed Interest Rate Option for up to six months (or a shorter period if required by applicable law). Prudential will pay interest as required by applicable state law if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

How the Surrender Value Will Vary

The Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order as provided in the Group Contract. If the Group Contract or a Coverage is fully surrendered within the first eleven Coverage Years, the Contract Holder may be entitled to a Return of Charges. A Coverage’s Surrender Value on any date equals the Coverage Fund less any Coverage Debt, plus any Return of Charges. Each Coverage Fund’s value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option(s);

(2)	decreases due to withdrawals;

(3)	interest credited on any amounts allocated to the Fixed Interest Rate Option; and

(4)	interest credited on any Loan Account.

Each Coverage Fund’s value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, Prudential will tell the Contract Holder the Surrender Value of the Group Contract or a particular Coverage. It is possible for the Surrender Value of a Group Contract or a Coverage to decline to zero because of unfavorable investment performance or outstanding Coverage Debt.

Return of Charges

If a Coverage is fully surrendered within the first eleven Coverage Years, or if the Group Contract is fully surrendered within the first eleven Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). Return of charges is not guaranteed and may be modified or discontinued on a class basis by Prudential. The Contract Holder should consult its tax advisers and accountants regarding the tax treatment of the Return of Charges.

The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges. The following charges are not Returnable Charges: Mortality and Expense Risk Charge, Administrative Charge, Transfer Charge, and Fund Charges.

Increases in Basic Insurance and/or Target Term Insurance create Additional Returnable Charges. The Additional Returnable Charges are subject to the Return of Charges provision with the same Return of Charges Period that was applicable to the Returnable Charges at issue.

Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges period begins in month one from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. The Return of Charges period for an Additional Person begins on the Coverage’s Coverage Effective Date. The current factors range from 95% in month 13 to 2.1% in month 132 and are available upon request. These factors are applied to the cumulative Premium Load and COI. The Return of Charges Period and all factors are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from the assumptions made in pricing this life insurance product.

Returnable Charges are not a part of the Coverage Fund. This means that Returnable Charges:

(1)	are not allocated to the Variable Investment Options or the Fixed Interest Rate Option;

(2)	are not available for loans; and

(3)	are not available for withdrawals.

There is no Return of Charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;

(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or

(3)	such Coverage is in default beyond the grace period on the date of surrender.

The Return of Charges is not guaranteed and may not be available in all states.

Loans

The Contract Holder may borrow an amount up to the current loan value of a Coverage less any existing Coverage Debt using such Coverage as the only security for the loan. Currently, a Coverage’s loan value at any time is equal to the Cash Value attributable to the Variable Investment Options and the Fixed Interest Rate Option less total charges for one month. The Contract Holder may borrow from a Coverage Fund value provided the Coverage is not in default. A Coverage in default has no loan value. The minimum loan amount a Contract Holder may borrow is $5,000. Loans may not be taken against the amounts that may be payable as a potential Return of Charges. As explained in more detail below, Prudential currently charges interest at an effective annual rate of 5% for standard loans and 4.25% for preferred loans.

When a Contract Holder takes a loan, the Contract Holder instructs Prudential which Coverage Funds will be affected by such loan. Prudential will transfer an amount equal to the loan proceeds first out of the Variable Investment Options and then out of the Fixed Interest Rate Option, as applicable, into the general account. A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan. Unless the Contract Holder instructs Prudential to take the loan amount from specific Variable Investment Options, the reduction will be made in the same proportions as the value in each Variable Investment Option bears to the total value of the Group Contract’s Variable Investment Option allocation. The loan amount is deducted from the Fixed Interest Rate Option only when insufficient amounts are available to be deducted from the Variable Investment Options. While a loan is outstanding, the amount in the Loan Account will continue to be treated as part of the Coverage Fund. Prudential will credit the Loan Account with interest at an effective annual rate of 4%. On each Monthly Date, Prudential will increase the portion of the Coverage Fund in the investment options by interest credits accrued on the loan since the last Monthly Date. The current net interest rate spread of a standard loan is 1% and the current net interest rate spread of a preferred loan is 0.25%. The net interest spread of a standard loan will never be less than 0.25%. The maximum net interest spread for a preferred loan is 0.50%.

Interest charged on a loan accrues daily. Prudential charges interest on the full loan amount, which includes any interest that is due but not paid. Interest is due on each Coverage Anniversary and when the loan is repaid. If interest is paid when due, the loan amount remains the same, and no adjustment is made to the Loan Account. If, however, interest is not paid when due, Prudential will increase the loan amount by the amount of any unpaid interest. In addition, Prudential will transfer an amount equal to the unpaid interest from the Variable Investment Options and/or the Fixed Interest Rate Option to the Loan Account. The transfer will be made from each Variable Investment Option and/or the Fixed Interest Rate Option based on the percentage of the Coverage Fund (other than the Loan Account) allocated to that option as of the date of the transfer.

Prudential currently charges interest at an effective annual rate of 5% for standard loans.

A portion of any amount the Contract Holder borrows on or after the 10th Coverage Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount the Contract Holder may borrow minus premiums paid less total withdrawals, if any. If the premiums paid are less than the withdrawal taken, for the purposes of this calculation, Prudential will consider the withdrawal equal to premium. Only new loans borrowed after the 10th Coverage Anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are currently charged interest at an effective annual rate of 4.25%.

For each Coverage, the Coverage Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly Date, the Coverage Debt equals or exceeds the Coverage Fund, such Coverage will go into default. Prudential will notify the Contract Holder of a 61-day grace period, within which time the Contract Holder may repay all or enough of the loan to obtain a positive Cash Value and thus keep the Coverage in force. If a Coverage lapses or is surrendered, the amount of unpaid Coverage Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Pre-Death Distributions.

Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Coverage’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Group Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Group Contract to lapse as long as Coverage Debt for all Coverages does not equal or exceed the aggregate Coverage Funds for all Covered Persons. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAXES.

Any Coverage Debt will directly reduce a Coverage’s Cash Value and will be subtracted from the Cash Value to determine the Death Benefit payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under a Coverage will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made.

When the Contract Holder repays all or part of a loan, Prudential will increase the portion of the affected Coverage Fund in the Variable Investment Options by the amount of the loan the Contract Holder repays plus interest credits accrued on the loan since the last transaction date and reduce the affected Covered Person’s Loan Account. The increase to the affected Coverage Fund will never be more than the Loan Account. Prudential will use the investment option the Contract Holder designates or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the affected Coverage Fund allocated to the investment options. Prudential may change the manner in which Prudential allocates loan repayments.

Coverage Debt Repayment upon Assignment to a Covered Person: Repayment of Coverage Debt is not required prior to any assignment of Coverage to a Covered Person. The Contract Holder may elect to repay some or all of a loan with respect to a Coverage to be assigned.

Repayment Allocations: Prudential may allocate the loan repayment first to the Fixed Interest Rate Option and then to the Variable Investment Options.

Subsequent Premium Payments: Prudential may require that any subsequent premium payments be used to repay the loan amount allocated to the Fixed Interest Rate Option in order to reduce the portion of the Loan Account allocated to the Fixed Interest Rate Option.

Prudential will give notice to the Contract Holder if it intends to apply the repayment allocation and subsequent premium payment requirements set forth above.

Withdrawals

The Contract Holder may withdraw a portion of the Net Cash Value of a Coverage or multiple Coverages without surrendering a particular Coverage, subject to the following restrictions: (a) such Coverage’s Net Cash Value after the withdrawal may not be less than an amount equal to the total charges for one month, and (b) the withdrawal amount must be at least $5,000.

A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, Prudential will tell the Contract Holder how much the Contract Holder may withdraw. Withdrawal of the Cash Value may have tax consequences. See TAXES.

When the Contract Holder makes a withdrawal, the Contract Holder instructs Prudential which Coverage Funds will be reduced by the withdrawal amount. If the Contract Holder does not instruct Prudential, Prudential will withdraw an amount equal to the reduction in each Covered Person’s Coverage Fund proportionally from the Variable Investment Options and the Fixed Interest Rate Option. The Contract Holder may not direct a withdrawal to come entirely from the Fixed Interest Rate Option. Prudential will adjust the withdrawal allocation so that the 25% maximum withdrawal limit from the Fixed Interest Rate Option is not exceeded. If the Fixed Interest Rate Option is the only investment option, Prudential will reduce the amount of the withdrawal so that the 25% maximum withdrawal limit from the Fixed Interest Rate Option is not exceeded.

Withdrawal of any portion of a Coverage’s Net Cash Value increases the risk that the affected Coverage Funds may be insufficient to provide the Death Benefit. If such a withdrawal is followed by unfavorable investment experience, the affected Coverages may go into default.

Whenever the Contract Holder makes a withdrawal, Prudential may reduce the affected Covered Person’s Death Benefit up to the withdrawal amount. Generally, withdrawals under Type B (variable) and Type C (return of premium) Death Benefits will not change the Coverage Amount except when the Death Benefit has been increased to ensure that the Coverage continues to satisfy the Internal Revenue Code’s definition of life insurance.

However, under a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance and Target Term Insurance. If the withdrawal would cause the NAR to increase, the Contract Holder must prove to Prudential that such Covered Person is insurable for the increase. If the Covered Person is not insurable for the increase or the Contract Holder does not desire to maintain the original Coverage Amount, Prudential will reduce the Basic Insurance and Target Term Insurance, if any, proportionately using a formula to ensure that the affected Coverage continues to satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code. Prudential will not permit a withdrawal under a Type A (fixed) Death Benefit if it would result in a Basic Insurance of less than the Minimum Basic Insurance shown in the Group Contract’s Schedule of Benefits. Furthermore, the sum of the Basic Insurance and the Target Term Insurance must equal or exceed the Minimum Coverage Amount shown in the Group Contract’s Schedule of Benefits. If the Coverage Amount is decreased, there is a possibility that the affected Coverage might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance, the Contract Holder should consult with its tax adviser and its registered representative. See TAXES.

Currently, Prudential will provide an authorization form if the Contract Holder’s withdrawal request causes a decrease in the Coverage Amount that results in a Coverage being classified as a Modified Endowment Contract.

The authorization form will confirm that the Contract Holder is aware of such Coverage becoming a Modified Endowment Contract if the transaction is completed. Prudential will complete the transaction and send a confirmation notice after Prudential receives the completed authorization form in Good Order as provided in the Group Contract.

Generally, Prudential will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order as provided in the Group Contract. See When Proceeds Are Paid.

A Group Contract returned during the Free-Look period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

Prudential assesses the adequacy of the value of each Coverage Fund on each Monthly Date. If the Coverage Fund for any Coverage is less than an amount equal to total charges for one month, such Coverage will go into default. For each Coverage, if the Coverage Debt ever grows to be equal to or more than the Coverage Fund, the Coverage will go into default. Should this happen, Prudential will send the Contract Holder a notice of default setting forth the payment which Prudential estimates will keep the Coverage in force for three months from the date of default. This payment must be received at the Service Office within the 61-day grace period after the notice of default is mailed or the Coverage will lapse and be treated as a surrender. See Surrender. If the amount sufficient to bring the Coverage Fund out of default is not paid to Prudential by the end of the grace period, the Coverage for such Covered Person will lapse and have no value when the grace period ends. The Contract Holder may write to Prudential to ask that the Coverage cease at the end of the period for which charges have been deducted or at any time during the grace period. Then the Coverage for such Covered Person will end on the date requested.

During the grace period, Prudential will not charge interest on the charges due and will continue to assess the charges shown in the Group Contract’s Schedule of Charges. If an affected Covered Person dies during the grace period, any Death Benefit payable will be reduced by the amount of the charges due and by any Coverage Debt allocated to such Covered Person. The Contract Holder is liable to pay charges, including interest charges on Coverage Debt, to Prudential during the grace period.

A Coverage that lapses with outstanding Coverage Debt may have tax consequences. See TAXES. Any one Coverage may lapse even if some or all of the remaining Coverages are in force. The Group Contract will lapse when all Coverages have lapsed.

A Coverage that lapsed may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability as required by Prudential is provided on the affected Covered Persons;

(2)	payment of a charge equal to: (a) an amount, if any, required to bring the Coverage Fund to an amount equal to total charges for one month on the date the Coverage went into default, plus (b) an amount equal to the charges deductible from the Coverage Fund from the grace period through the reinstatement date, plus (c) a premium that Prudential estimates will cover all charges and deductions for the next three months; and

(3)	any Coverage Debt with interest to date is restored or paid back. If the Coverage Debt is restored and the Coverage Debt with interest would exceed the loan value of the reinstated Coverage, the excess must be paid to Prudential before reinstatement.

The reinstatement date will be the Monthly Date that coincides with or next follows the date Prudential approves the Contract Holder’s request. Prudential will deduct all required charges from the Contract Holder’s payment and the balance will be placed into the affected Coverage Fund. A Coverage that has been converted to an individual policy is not available for reinstatement by the Contract Holder.

Conditions for reinstatement may vary by state. The Group Contract will include any applicable conditions for reinstatement.

TAXES

This summary provides general information on the federal income tax treatment of the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. The Contract Holder must consult its own tax adviser for complete information and advice.

Treatment as Life Insurance. Each Coverage under the Group Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Group Contract’s investments. For further information on the diversification requirements, see Taxation in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, each Coverage must satisfy the Cash Value Accumulation Test.

Under the Cash Value Accumulation Test, each Coverage must maintain a minimum ratio of Death Benefit to Cash Value. Therefore, in order to ensure that each Coverage qualifies as life insurance, a Coverage’s Death Benefit may increase as the Coverage Fund value increases. For each Coverage, the Death Benefit, at all times, must be at least equal to the Coverage Fund multiplied by the applicable attained age factor. A listing of Attained Age Factors is attached to the Group Contract.

Prudential believes it has taken adequate steps to insure that the Group Contract and every Coverage under the Group Contract qualifies as life insurance for tax purposes. Generally speaking, this means that the Contract Holder will not be taxed on the growth of the funds in the Group Contract, unless it receives a distribution from a Coverage, or if a Coverage lapses or is surrendered. Prudential may refuse to accept any payment that increases a Coverage’s Death Benefit by more than it increases the Coverage Fund.

Although Prudential believes that each Coverage under the Group Contract and the Group Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, Prudential may make changes — which will be applied uniformly to all Contract Holders after advance written notice — that Prudential deems necessary to insure that all Coverages under the Group Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution the Contract Holder receives before the Covered Person’s death depends on whether such Coverage is classified as a Modified Endowment Contract. A Group Contract may include both Coverages classified as Modified Endowment Contracts and Coverages not classified as Modified Endowment Contracts.

Coverages Not Classified as Modified Endowment Contracts

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If the Contract Holder surrenders a Coverage or allows it to lapse, the Contract Holder will be taxed on the amount it receives in excess of the premiums the Contract Holder paid less the untaxed portion of any prior withdrawals. For this purpose, the Contract Holder will be treated as receiving any portion of the Cash Value used to repay Coverage Debt. In other words, the Contract Holder will immediately have taxable income to the extent of gain allocated to such Coverage. Reinstatement of a Coverage after lapse will not eliminate the taxable income, which Prudential is required to report to the Internal Revenue Service.

•

Generally, the Contract Holder will be taxed on a withdrawal to the extent the amount it receives exceeds the premiums the Contract Holder paid for a Coverage less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Coverage Years, all or a portion of a withdrawal may be taxed if the Coverage Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits generally do not count in computing the premiums paid for a Coverage for the purposes of determining whether a withdrawal is taxable.

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Loans the Contract Holder takes against a Coverage are ordinarily treated as debt and are not considered distributions subject to tax. However, the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Group Contract’s loan provisions.

Coverages Classified as Modified Endowment Contracts

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The rules change if a Coverage is classified as a Modified Endowment Contract. Section 7702A of the Code defines Modified Endowment Contracts as those life insurance contracts issued or materially changed on or after June 21, 1988 on which the total premium paid during the first seven years exceeds the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Under certain conditions, a contract may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a “material change” or a “reduction in benefits” as defined by Section 7702A(c) of the Internal Revenue Code.

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A Coverage could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance is made. The addition of an increase in the Basic Insurance may also cause a Coverage to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase. Prudential will notify the Contract Holder if a premium or a change in Basic Insurance would cause a Coverage to become a Modified Endowment Contract, and advise the Contract Holder of its options. The Contract Holder should first consult a tax adviser and its registered representative if it is contemplating any of these steps.

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If a Coverage is classified as a Modified Endowment Contract, then amounts the Contract Holder receives under a Coverage before the Covered Person’s death, including loans and withdrawals, are included in income to the extent that the Coverage Fund exceeds the premiums paid for such Coverage increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that a Coverage became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent. If Coverage has been assigned to a Covered Person the 10% penalty does not apply if the amount is received on or after age 59 1/2, on account of a Covered Person becoming disabled or if the distribution is as a life annuity. It is presently unclear how the penalty tax provisions apply to Group Contracts owned by businesses.

•	All Modified Endowment Contracts issued by Prudential to the Contract Holder during the same calendar year are treated as a single contract for purposes of applying these rules.

Business-Owned Life Insurance. Because this Group Contract will be issued to a business rather than an individual, there are some additional rules. Business Contract Holders generally cannot deduct premium payments. Business Contract Holders generally cannot take tax deductions for interest on Coverage Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Group Contracts for up to 20 key persons. The interest deduction for Coverage Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key Covered Person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Coverage Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance issued after August 17, 2006, death benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance death benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided proper notice to the proposed insured/employee and obtained the employee’s consent to the life insurance and meets one of the following: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the death benefits are paid to the insured’s heirs or his or her designated beneficiaries (other than the employer) either directly as a death benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Contract Holder. Annual reporting and recordkeeping requirements will apply to Employers maintaining such business-owned life insurance.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which the Contract Holder may direct its investment in the particular Funds without causing the Contract Holder, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as Prudential deems necessary to assure that the Group Contract and each Coverage under the Group Contract qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Holders and will be made with such notice to affected Contract Holders as is feasible under the circumstances.

Withholding. The Contract Holder must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts the Contract Holder receives will be subject to withholding. The Contract Holder is not permitted to elect that no taxes be withheld unless the Contract Holder provides a taxpayer identification number. The Contract Holder may be subject to penalties under the estimated tax payment rules if its withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If the Contract Holder transfers or assigns a Coverage to a Covered Person or for the benefit of a Covered Person, there may be gift, estate and/or income tax consequences. Deductions for interest paid or accrued on Coverage Debt or on other loans that are incurred or continued to purchase or carry a Coverage may be denied. The Contract Holder’s particular situation or that of its beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the Covered Person dies.

DISTRIBUTION AND COMPENSATION

Effective May 1, 2010, Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Group Contract. PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under federal securities laws and is registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”). PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies. The Group Contract is sold through appropriately registered broker-dealers authorized by and contracted with PIMS to do so. These broker-dealers may be affiliated with Prudential and PIMS. PIMS offers the Group Contract on a continuous basis. PIMS received gross distribution revenue related to the Group Contract of $47,945 in 2010. PIMS passed through the gross distribution revenue it received to selling firms for their sales and did not retain any portion of it in return for its services as distributor for the Group Contract.

Prior to May 1, 2010, Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acted as the principal underwriter of the Group Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a FINRA-registered member. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Group Contract was sold by registered representatives of Prusec who were also Prudential appointed insurance agents under state insurance law. The Group Contract was sold through other broker-dealers authorized by Prusec and applicable law. Prusec received gross distribution revenue related to the Group Contract of $76,526 in 2010, $294,049 in 2009 and $0 in 2008. Prusec passed through the gross distribution revenue it received to selling firms for their sales and did not retain any portion of it in return for its services as distributor for the policies. However, Prusec retained a portion of compensation it received with respect to sales by its registered representatives. Prusec retained compensation related to the Group Contract of $7,680 in 2010, $69,270 in 2009, and $0 in 2008.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Prudential may also provide compensation for providing ongoing service in relation to the Group Contract. Compensation is based on a premium value referred to as the Target Premium. The Target Premium for each Coverage Segment will vary by the Covered Person’s sex and issue age on the Coverage Segment’s effective date. Prudential pays significantly lower compensation on a Coverage with Target Term Insurance than on a Coverage with Basic Insurance only with the same initial Death Benefit and premium payments because the Target Term Insurance is not used in the determination of the Target Premium.

The following chart shows the maximum broker-dealer compensation illustrated with alternate commission payment options.

Commission Payment Option 1 - Standard
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	25%	7%	3%
Excess Premium	2%	2%	2%

Commission Payment Option 2 – Level
Coverage Years
Maximum Broker Compensation	1 – 7
Up to Target Premium	10%
Excess Premium	2%

Commission Payment Option 3 - Graded
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	15%	10%	8%
Excess Premium	2%	2%	2%

Commission Payment Option 4 - Accelerated
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	39%	2%	2%
Excess Premium	2%	2%	2%

Commission Payment Option 5 - Low
	Coverage Years
Maximum Broker Compensation	1	2 – 4	5 – 7
Up to Target Premium	1%	1%	1%
Excess Premium	0%	0%	0%

With all commission payment options, broker-dealers will also receive Asset Based Commissions in Coverage Years two and beyond of up to 0.15% of the Coverage Fund net of Coverage Debt.

The accelerated commission payment and the low commission payment options may not be available in all states or to each Group Contract.

The timing of the premium payment may affect the payment of compensation to the broker-dealer. For example, a premium payment received after the first Coverage Anniversary may result in a compensation payment to the broker-dealer that is different than if the premium payment were received before the first Coverage Anniversary.

Increase in Basic Insurance: The commission payments described above apply to increases in Basic Insurance. The percentages are applied to the amount of the premium allocated to the increase.

In addition, in an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), Prudential or PIMS may enter into compensation arrangements with certain broker-dealer firms authorized by PIMS to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to Prudential or its affiliates. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that Prudential is aware of (as of December 31, 2010) that received payment or accrued a payment amount with respect to the Group Contract distributed through PIMS and Prusec during 2010 may be found in the Statement of Additional Information. PIMS passed through the gross distribution revenue it received during 2010 to selling firms for their sales and did not retain any portion of it in return for its services as distributor for the Group Contract. Finally, Prusec registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods that such Group Contracts are in effect. To the extent that the Premium Load is insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the Mortality and Expense Risk Charge and the Cost of Insurance charge.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by Prudential, and will not result in any additional charge to the Contract Holder or to the separate account. Contract Holders should consult with the Contract Holder’s registered representative for more information about the compensation arrangements that apply upon the sale of the Group Contract.

Disclosure Policy: When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses, including class action lawsuits. Prudential’s pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. In its insurance operations, Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey et al. v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts. The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief. In October 2010, Prudential filed a motion to dismiss the complaint. In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims. In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett v. The Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey. In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial Panel for Multi-District Litigation. In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits. Prudential has moved to dismiss the complaint. In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office. Prudential is cooperating with these investigations. Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing (“LBSF”) and certain of their affiliates made a demand of Prudential Global Funding LLC (“PGF”), a subsidiary of Prudential, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG (“Lehman Switzerland”), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”). In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable. The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al. In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action. In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland’s obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF’s claims against LBSF and LBHI. LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral. In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor. In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois. In January 2010, the court dismissed the complaint without prejudice. In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits. The proposed amended complaint alleged that Prudential and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments. In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits. The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations. In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman’s Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California. The Koehn complaint, naming only the plan as defendant, asserts that the defendant plan’s long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits. Prudential is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, Inc. (“Prudential Financial”), Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

Potential Contract Holders may contact Prudential directly for further information. Prudential’s address and telephone number are on the back cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Account – The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each Variable Investment Option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Actively at Work – A requirement that an Employee be actively at work on a full-time basis (at least 30 hours per week) at the Employer’s place of business, or at any other place that the Employer’s business requires the Employee to go.

Additional Person – A Covered Person who was added to a Group Contract after the Group Contract was delivered to the Contract Holder.

Application Date – The date the Contract Holder signs the request for insurance.

Asset Based Commission – Any commission paid on the amount of assets in the Coverage Funds.

Assignment Certificate – The document issued to the Covered Person outlining the Covered Person’s rights and responsibilities after the Contract Holder assigns Coverage to the Covered Person.

Attained Age – The Covered Person’s age on the Coverage Effective Date plus the number of whole years since then. For any Coverage Segment effective after the Coverage Effective Date, the Covered Person’s attained age is the issue age of that Coverage Segment plus the length of time in whole years since its Coverage Effective Date.

Attained Age Factors – The attained age factors are shown in the Table of Attained Age Factors attached to the Group Contract. Subject to receipt of any required regulatory approvals, the attained age factors based on 1980 CSO and 2001 CSO are attached to the Group Contract.

Basic Insurance – An amount of group flexible premium variable universal life insurance for each Covered Person. The amount of life insurance as shown in each Covered Person’s Benefit Summary Report.

Benefit Summary Report – A summary of each Covered Person’s Coverage.

Business Day – A day on which the main office of Prudential in Newark, New Jersey is open, the NYSE is open and the SEC has not restricted trading or declared an emergency.

Cash Value – The same as the “Coverage Fund.”

Certificate Holder – A Covered Person, or a trust established by such Covered Person, to whom an Assignment Certificate has been issued under an assignment of Coverage by the Contract Holder.

Certificate of Coverage – The document that states the limited rights of the Covered Persons under the Group Contract.

COI (Cost of Insurance) – The charge for insurance that varies based on the individual characteristics of the Covered Person, including such characteristics as age, sex, Extra Rating Class, if any, and years from Coverage Effective Date.

Consent Form – The document in which an Employee consents in writing to be covered under the Group Contract. The Consent Form must be in a form acceptable to Prudential.

Contract Date – A date specified in the Group Contract, chosen by the Contract Holder and agreed to by Prudential.

Contract Holder – The employer, or a trust established by the employer, that is issued the Group Contract.

Coverage – An amount of group flexible premium variable universal life insurance for each Covered Person. Each Coverage may consist of different Coverage Segments with different characteristics such as different effective dates and underwriting classes.

Coverage Amount – The Coverage Amount is equal to the sum of all the Basic Insurance and Target Term Insurance Coverage Segments.

Coverage Anniversary – The same date as the Coverage Effective Date in each later year. The Coverage Anniversary is shown in each Covered Person’s Benefit Summary Report.

Coverage Debt – The principal amount of all outstanding loans plus any interest accrued thereon.

Coverage Effective Date – The date Coverage becomes effective for each Covered Person. The Coverage Effective Date is shown in each Covered Person’s Benefit Summary Report.

Coverage Fund – The total amount credited to a Covered Person under the Group Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Interest Rate Option, and the principal amount of any Coverage Debt plus any interest earned thereon.

Coverage Segment – The Basic Insurance at issue is the first Coverage Segment. Target Term Insurances are separate Coverage Segments. For each increase in Basic Insurance and/or Target Term Insurance, a new Coverage Segment is created for the amount of the increase.

Coverage Year – A year that starts on a Coverage Effective Date or on a Coverage Anniversary.

Covered Person – A person whose life is insured under the Group Contract.

Death Benefit – If a Coverage is not in default, this is the amount Prudential will pay upon the death of a Covered Person, less any Coverage Debt that has not been previously deducted from the Cash Value.

Employee – A person employed by the Employer.

Employer – An Employer under the Group Contract is the Contract Holder or if the Group Contract is owned by a trust, the trust grantor.

Excess Premium – The amount of premium received over the Target Premium.

Extra Rating Class – A percentage (greater than 100%) of the unrated COI that reflects the extra mortality risk on a substandard life.

Face Amount – The initial Coverage Segment on the Coverage Effective Date shown in each Covered Person’s Benefit Summary Report.

Fixed Interest Rate Option – An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 2% or the rate required by law.

Fund – A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each Variable Investment Option buys shares of one specific Fund.

Good Order – For the purposes of applying the initial Net Premium payment and backdating a Coverage, good order means that Prudential has: (1) received a signed application form; (2) received copies of the signed Consent Forms for each Covered Person; (3) received all underwriting forms for each Covered Person; (4) agreed to accept the risk; (5) received a properly completed asset allocation form; (6) received all other forms required to be submitted during the underwriting process; and (7) received written confirmation that the prospectus and Group Contract was received by the Contract Holder.

For all other purposes, good order means an instruction received at Prudential’s Service Office utilizing such forms, signatures, and dating as Prudential requires, which is sufficiently clear and complete and for which Prudential does not need to exercise any discretion to follow such instructions.

Group Contract – The group flexible premium variable universal life insurance contract described in this prospectus.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Loan Account – A Loan Account for each Covered Person that is part of the Covered Person’s Coverage Fund will be set up in Prudential’s general account whenever the Contract Holder takes out a loan.

Minimum Coverage Amount – An amount specified in the Group Contract’s Schedule of Benefits.

Minimum Initial Premium – The amount needed for Coverage to be effective under the Group Contract. The Minimum Initial Premium is equal to three months of total charges.

Modified Endowment Contract – According to Section 7702A of the Internal Revenue Code, those life insurance contracts issued or materially changed on or after June 21, 1988 on which the total premium paid during the first seven years exceeds the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Under certain conditions, a contract may become a modified endowment contract, or may become subject to a new seven year testing period as a result of a “material change” or a “reduction in benefits” as defined by Section 7702A(c) of the Internal Revenue Code.

Money Market Variable Investment Option – The Variable Investment Option that invests in the Fidelity VIP Money Market Portfolio (Service).

Monthly Date – For each Covered Person the Coverage Effective Date and the same date in each subsequent month. If a Coverage Effective Date is on the 29th, 30th or 31st day of the month, then transactions that occur on a monthly date are processed on the 28th day of that month.

NAR (Net Amount at Risk) – The amount by which the Covered Person’s Death Benefit exceeds the Coverage Fund.

Net Cash Value – The Coverage Fund minus any Coverage Debt.

Net Interest on Loans – The net difference between the effective annual interest charged on the loan amount and the effective annual interest credited to the Loan Account. Preferred loans are currently charged a lower effective annual interest rate. See Loans.

Net Premium – The amounts allocated to the Variable Investment Options and/or the Fixed Interest Rate Option after Prudential deducts the Premium Load and the first month’s charges.

Non-Smoker – The Smoking Status Prudential assigns to reflect underwriting risk based on information provided showing that the proposed Covered Person has not smoked cigarettes for at least the past 12 months.

NYSE – The New York Stock Exchange.

Personal Beneficiary – An individual, trust or any other legal entity designated by the Covered Person, prior to any assignment of Coverage to the Covered Person, who will receive a portion of the Death Benefit.

Preferred Non-Smoker – The classification Prudential assigns to reflect underwriting risk based on information provided as to the proposed Covered Person’s occupation and income, and showing that the proposed Covered Person has not smoked cigarettes for at least the past 12 months.

Premium Load – The charge that is deducted to compensate Prudential for the costs of selling the Group Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature.

Pruco Securities, LLC – An indirect wholly-owned subsidiary of Prudential Financial Inc. that was the principal underwriter of the Group Contract prior to May 1, 2010.

Prudential Financial Inc. – A New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.

The Prudential Insurance Company of America – The company offering the Group Contract and is an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Prudential Investment Management Services LLC – An indirect wholly-owned subsidiary of Prudential Financial Inc. that is the principal underwriter of the Group Contract effective May 1, 2010.

Returnable Charges – The portion of charges that may be returned to the Contract Holder under Return of Charges provision. The Premium Load and COI applicable to the surrendered Coverage for the Basic Insurance and Target Term Insurance are Returnable Charges.

Return of Charges – The provision which provides that a portion of the charges paid may be returned to the Contract Holder upon Surrender of a Coverage or the Group Contract within the first eleven Coverage Years. The Return of Charges is not guaranteed and may not be available in all states.

Return of Charges Period – The Return of Charges Period for each Coverage begins in month one from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. The Return of Charges Period and the factors are not guaranteed and are subject to changes.

Service Office – The Prudential office listed in the Group Contract.

Smoker – The Smoking Status Prudential assigns to reflect underwriting risk based on information provided showing that the proposed Covered Person is a cigarette smoker.

Smoking Status – The classification Prudential assigns to a Covered Person as a Smoker, Non-Smoker or Preferred Non-Smoker based on information provided by the proposed Covered Person during the underwriting process.

Surrender Value – The amount payable to the Contract Holder upon surrender of a Coverage. It is equal to the Coverage Fund minus any Coverage Debt plus any Return of Charges for each Covered Person.

Target Premium – The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. See CHARGES AND EXPENSES.

Target Term Insurance – A flexible term insurance benefit to Attained Age 100 on the life of a Covered Person. The Contract Holder specifies the initial amount for such Coverage.

Total Annual Fund Operating Expenses – Expenses that are deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. Expenses do not include reductions for fee waivers or other reimbursements.

Underwriting Class – The three types of underwriting classes Prudential offers: fully underwritten, simplified issue, and guaranteed issue.

Valuation Period – The period of time from one determination of the value of the amount allocated to a Variable Investment Option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Variable Investment Option – A subaccount within the Account that purchases shares of one specific Fund.

To Learn More About PruBenefit SelectSM

To learn more about the PruBenefit SelectSM group flexible premium variable universal life insurance contract, prospective Contract Holders can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011 or view it online at www.prudential.com/pbf. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-137572. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruBenefit SelectSM SAI and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549-0102.

Contract Holders can call Prudential at 1-800-286-7754 to ask questions, request information about the Group Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. Contract Holders can also view the Statement of Additional Information located with the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at:

The Prudential Insurance Company of America

Attn: PruBenefit Funding

13001 County Road 10

Plymouth, MN 55442

Investment Company Act of 1940: Registration No.: 811-07545

The prospectuses for the Funds appear after this page in the following order:

The Prudential Series Fund

•	Conservative Balanced Portfolio (Class I)

•	Diversified Bond Portfolio (Class I)

•	Equity Portfolio (Class I)

•	Global Portfolio (Class I)

•	Value Portfolio (Class I)

Advanced Series Trust (“AST”)

•	AST Balanced Asset Allocation Portfolio

•	AST BlackRock Global Strategies Portfolio (Closed to new contributions and transfers.)

•	AST Preservation Asset Allocation Portfolio

•	AST Wellington Management Hedged Equity Portfolio (formerly AST Aggressive Asset Allocation Portfolio)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. Core Equity Fund (Series I Shares)

•	Invesco V.I. International Growth Fund (Series I Shares)

•	Invesco V.I. Small Cap Equity Fund (Series I Shares)

AllianceBernstein Variable Product Series Fund, Inc.

•	AllianceBernstein VPS International Growth Portfolio (Class A)

•	AllianceBernstein VPS International Value Portfolio (Class A)

•	AllianceBernstein VPS Small Cap Growth Portfolio (Class A)

DWS Variable Series I

•	DWS Capital Growth VIP (Class A)

DWS Variable Series II

•	DWS Government & Agency Securities VIP (Class A)

•	DWS Large Cap Value VIP (Class A) (Closed to new contributions and transfers.)

DWS Investments VIT Funds

•	DWS Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products

•	VIP Contrafund® Portfolio (Service)

•	VIP Equity-Income Portfolio (Service)

•	VIP Index 500 Portfolio (Service)

•	VIP Mid Cap Portfolio (Service)

•	VIP Money Market Portfolio (Service)

•	VIP Value Strategies Portfolio (Service)

•	VIP Freedom 2015 Portfolio (Service)

•	VIP Freedom 2020 Portfolio (Service)

•	VIP Freedom 2025 Portfolio (Service)

•	VIP Freedom 2030 Portfolio (Service)

Franklin Templeton Variable Insurance Products Trust

•	Franklin Large Cap Value Securities Fund (Class 2)

•	Franklin Small Cap Value Securities Fund (Class 2)

•	Franklin Strategic Income Securities Fund (Class 2)

•	Mutual Global Discovery Securities Fund (Class 2)

•	Templeton Global Bond Securities Fund (Class 2)

JPMorgan Insurance Trust

•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares)

Lazard Retirement Series

•	Lazard Retirement International Equity Portfolio (Service)

Neuberger Berman Advisors Management Trust (“AMT”)

•	Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class Shares)

•	Neuberger Berman AMT Partners Portfolio (I Class Shares)

PIMCO Variable Insurance Trust

•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)

•	PIMCO Low Duration Portfolio (Administrative Class)

•	PIMCO Short-Term Portfolio (Administrative Class)

•	PIMCO Total Return Portfolio (Administrative Class)

Royce Capital Fund

•	Royce Micro-Cap Portfolio (Investment Class)

•	Royce Small-Cap Portfolio (Investment Class)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

Prudential Variable Contract Account GI-2

The Prudential Insurance Company of America

PruBenefit SelectSM

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information (“SAI”) is not a prospectus. Please review the PruBenefit SelectSM prospectus (the “prospectus”), which contains information concerning the Group Contracts described above. Prospective Contract Holders may obtain a copy of the prospectus without charge by calling Prudential at 1-800-286-7754. Prospective Contract Holders can also view the prospectus at www.prudential.com/pbf, or request a copy by writing to Prudential at the address below. This SAI should be read in conjunction with the prospectus.

The defined terms used in this SAI are as defined in the prospectus.

The Prudential Insurance Company of America

Attn: PruBenefit Funding

13001 County Road 10

Plymouth, MN 55442

(800) 286-7754

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to prospective Contract Holders, but which is not necessarily included in the prospectus as supplemented from time to time. The date of this SAI and of the related prospectus is May 1, 2011.

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, Guam, and in all United States territories and possessions. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. Prudential Financial’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102-3777.

As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract.

Description of Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under the laws of the State of New Jersey as a variable contract account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.

State Regulation

Prudential is subject to regulation and supervision by the Department of Banking and Insurance of the State of New Jersey, which periodically examines Prudential’s operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. Prudential may change the Group Contract to comply with applicable state insurance laws and interpretations thereof.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

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A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•

the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•

the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. The Contract Holder should consult its counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan’s acquisition and ownership of such Group Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. The Contract Holder should consult its counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company;

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

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Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the prospectus. Execution of a Group Contract by a Contract Holder will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Records

Prudential maintains all records and accounts relating to the Account at 751 Broad Street, Newark, New Jersey 07102-3777. As presently required by the Investment Company Act of 1940, as amended (the “Act”), and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Holders semi-annually at the Contract Holder’s last address known to Prudential.

Services and Third Party Administration Agreements

Prudential entered into an administrative agreement with Wachovia Bank (“Wachovia”), in which Wachovia provides remittance processing expertise and research and development capabilities. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this agreement, Wachovia received from Prudential for remittance processing services rendered approximately $1.7 million in 2010. $1.7 million in 2009, and $2 million in 2008. For all banking operating services provided by Wachovia, Prudential has paid $2.3 million in 2010, $2.0 million in 2009, and $2.4 million in 2008. Wachovia’s principal business address in Pennsylvania is One South Broad Street, Philadelphia, PA 19107.

Prudential entered into an investment accounting agreement with State Street Bank and Trust Company (“State Street”), in which State Street performs certain investment accounting and recordkeeping services to calculate the values of the subaccounts within the Account. State Street’s principal business address in Massachusetts is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Reinsurance Agreements

PruBenefit SelectSM may provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance would be on a first-dollar quota share basis. Prudential would retain a portion of the Net Amount at Risk, with the remainder reinsured with various reinsurers.

MINIMUM INITIAL PREMIUM PROCESSING

Prudential will allocate the Net Premiums to the Variable Investment Options and/or the Fixed Interest Rate Option according to the Contract Holder’s instructions as of the end of the Valuation Period in which the Minimum Initial Premium is received in Good Order.

Prudential will notify the Contract Holder, or its registered representative, which documents are required to achieve Good Order. Prudential must receive documents required to achieve Good Order within five Business Days of the initial premium payment date. If the requested documents are not received within five Business Days of the initial premium payment, the premium payment will be returned. Premium payments received in Good Order will be applied the same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Variable Investment Option.

If the Contract Holder makes a premium payment before Prudential determines that Good Order has been achieved, premium payments received by Prudential will be held in an account that does not bear interest on behalf of the Contract Holder.

Upon receipt of a request for life insurance from a prospective Contract Holder, Prudential will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed Covered Persons are insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Covered Persons before a determination can be made. Prudential will not issue Coverages until this underwriting procedure has been completed.

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The processing procedures may include a mechanism to provide temporary life insurance coverage to a prospective Contract Holder who pays the Minimum Initial Premium at the time the request for coverage is submitted, subject to the terms of a limited insurance agreement. Since a Coverage cannot be issued until after the underwriting process has been completed, Prudential will provide temporary life insurance coverage through use of a limited insurance agreement. The temporary coverage is for the total Death Benefit applied for, up to the maximum described in the limited insurance agreement, which may be significantly less.

Prudential determines the Covered Person’s issue age on the Coverage Effective Date. The Coverage Effective Date is the first day of the Coverage Year and commences the suicide and contestable periods.

Prudential will not accept a premium payment prior to the Coverage Effective Date. If the Contract Holder makes a premium payment prior to the Coverage Effective Date, Prudential will return such premium payment to the Contract Holder. If a medical examination is required, the Coverage Effective Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If permitted by the insurance laws of the state in which the Coverage is issued, the Coverage may be backdated up to six months. In situations where the Coverage Effective Date precedes the date that the Minimum Initial Premium is received, charges due prior to the Minimum Initial Premium receipt date will be deducted from the Minimum Initial Premium.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Group Contract generally employs mortality tables that distinguish between males and females. Premiums and benefits differ under Coverages issued on males and females of the same age. In states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on one set of rates (a blend of male and female rates), whether the Covered Persons are male or female. In addition, Employers considering purchase of a Group Contract should consult their legal advisers to determine whether purchase of a Group Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Death Benefits

There are three types of Death Benefit available under the Group Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit and; (3) Type C, a return of premium Death Benefit. A Type B (variable) Death Benefit varies with investment performance while Type A (fixed) and Type C (return of premium) Death Benefits do not, unless the Death Benefit must be increased to comply with the Internal Revenue Code’s definition of life insurance. The Contract Holder chooses the type of Death Benefit for each Coverage.

How a Type A (Fixed) Death Benefit Will Vary

Under the Type A (fixed) Death Benefit, the Death Benefit is generally equal to the Coverage Amount, before the reduction of any Coverage Debt. If the Coverage is kept in force for several years, depending on how much premium the Contract Holder pays, and/or if investment performance is favorable, the Coverage Fund may grow to the point where Prudential will increase the Death Benefit in order to ensure that the Coverage will continue to satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type A (fixed) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report); or

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(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

The following tables illustrate at different ages how the Attained Age Factors affect the Type A (fixed) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type A (fixed) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male Non-Smoker, age 35, and there is no Coverage Debt.

Type A (Fixed) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF			THEN
the Covered Person is age	and the Coverage Fund is		the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ $ $	25,000 75,000 125,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$ $ $	250,000 256,005 426,674	* *
60 60 60	$ $ $	75,000 125,000 150,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$ $ $	250,000 250,000 285,433	*
80 80 80	$ $ $	150,000 200,000 225,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$ $ $	250,000 256,318 288,358	* *

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the Attained Age of 60, and the Coverage Fund is $150,000, the Death Benefit will be $285,433, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $1.90. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

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Type A (Fixed) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF			THEN
the Covered Person is age	and the Coverage Fund is		the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ $ $	25,000 75,000 125,000	4.034463 4.034463 4.034463	100,862 302,585 504,308	$ $ $	250,000 302,585 504,308	* *
60 60 60	$ $ $	75,000 125,000 150,000	2.131479 2.131479 2.131479	159,861 266,435 319,722	$ $ $	250,000 266,435 319,722	* *
80 80 80	$ $ $	150,000 200,000 225,000	1.341129 1.341129 1.341129	201,170 268,226 301,755	$ $ $	250,000 268,226 301,755	* *

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the Attained Age of 60, and the Coverage Fund is $150,000, the Death Benefit will be $319,722, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $2.13. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

How a Type B (Variable) Death Benefit Will Vary

Under the Type B (variable) Death Benefit, the Death Benefit will never be less than the Coverage Amount, before the reduction of any Coverage Debt, but will also vary immediately after it is issued as the value of the Coverage Fund changes to reflect the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type B (variable) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)	the Coverage Amount (as shown in the Benefit Summary Report), plus the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date; or

(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustment due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

For purposes of computing the Type B (variable) Death Benefit, if the Coverage Fund is less than zero, Prudential will consider it to be zero. A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

The following tables illustrate at different ages how the Attained Age Factors affect the Type B (variable) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type B (variable) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male Non-Smoker, age 35, and there is no Coverage Debt.

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Type B (Variable) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF			THEN
the Covered Person is age	and the Coverage Fund is		the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ $ $	25,000 75,000 125,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$ $ $	275,000 325,000 426,674	*
60 60 60	$ $ $	75,000 125,000 150,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$ $ $	325,000 375,000 400,000
80 80 80	$ $ $	150,000 200,000 225,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$ $ $	400,000 450,000 475,000

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the Coverage Fund is $125,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

Type B (Variable) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF			THEN
the Covered Person is age	And the Coverage Fund is		the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ $ $	25,000 75,000 125,000	4.034463 4.034463 4.034463	100,862 302,585 504,308	$ $ $	275,000 325,000 504,308	*
60 60 60	$ $ $	75,000 125,000 150,000	2.131479 2.131479 2.131479	159,861 266,435 319,722	$ $ $	325,000 375,000 400,000
80 80 80	$ $ $	150,000 200,000 225,000	1.341129 1.341129 1.341129	201,170 268,226 301,755	$ $ $	400,000 450,000 475,000

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

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This means, for example, that if the Covered Person has reached the age of 40, and the Coverage Fund is $125,000, the Death Benefit will be $504,308, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $4.03. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

How a Type C (Return of Premium) Death Benefit Will Vary

Under the Type C (return of premium) Death Benefit, the Death Benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Death Benefits, a Type C Death Benefit may be less than the Coverage Amount in the event total withdrawals are greater than total premiums paid. The Death Benefit may be increased to ensure that the Coverage will satisfy the Internal Revenue Code’s definition of life insurance.

With respect to each Coverage with a Type C (return of premium) Death Benefit, assuming no Coverage Debt, the Death Benefit will always be the greater of:

(1)

the Coverage Amount (as shown in the Benefit Summary Report), plus the total premiums paid for such Coverage less any withdrawals, accumulated to the date of death at an interest rate (between 0% and 8%; in  1/2% increments) chosen by the Contract Holder to the date of death; or

(2)	the Coverage Fund before the deduction of the allocable portion of any monthly charges due on that date plus, if applicable, any adjustments due under the Return of Charges provision, multiplied by the Attained Age Factor that applies.

A listing of Attained Age Factors can be found attached to the Group Contract. The latter provision ensures that the Coverage will always have a Death Benefit large enough so that the Coverage will be treated as life insurance for tax purposes under current law.

8

The following tables illustrate at different ages how the Attained Age Factors affect the Type C (return of premium) Death Benefit for different Coverage Fund amounts. The table assumes that Prudential issued a Coverage where the Contract Holder elected a Type C (return of premium) Death Benefit with a $250,000 Coverage Amount when the Covered Person was a male Non-Smoker, age 35, and there is no Coverage Debt.

Type C (Return of Premium) Death Benefit for Coverages with a Coverage Effective Date prior to January 1, 2009

IF					THEN
the Covered Person Is age	and the Coverage Fund Is		and the premiums paid less any withdrawals at the chosen rate of interest is		the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ $ $	25,000 75,000 125,000	$ $ $	15,000 60,000 80,000	3.413387 3.413387 3.413387	85,335 256,005 426,674	$ $ $	265,000 310,000 426,674	*
60 60 60	$ $ $	75,000 125,000 150,000	$ $ $	60,000 100,000 125,000	1.902881 1.902881 1.902881	142,717 237,861 285,433	$ $ $	310,000 350,000 375,000
80 80 80	$ $ $	150,000 200,000 225,000	$ $ $	125,000 150,000 175,000	1.281587 1.281587 1.281587	192,239 256,318 288,358	$ $ $	375,000 400,000 425,000

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the premiums paid less any withdrawals at the chosen interest rate equals $80,000, the Death Benefit will be $426,674, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $3.41. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

9

Type C (Return of Premium) Death Benefit for Coverages with a Coverage Effective Date on or after January 1, 2009

IF					THEN
the Covered Person is age	and the Coverage Fund Is		and the premiums paid less any withdrawals at the chosen rate of interest is		the Attained Age Factor is	the Coverage Fund multiplied by the Attained Age Factor is	and the Death Benefit is1
40 40 40	$ $ $	25,000 75,000 125,000	$ $ $	15,000 60,000 80,000	4.034463 4.034463 4.034463	100,862 302,585 504,308	$ $ $	265,000 310,000 504,308	*
60 60 60	$ $ $	75,000 125,000 150,000	$ $ $	60,000 100,000 125,000	2.131479 2.131479 2.131479	159,861 266,435 319,722	$ $ $	310,000 350,000 375,000
80 80 80	$ $ $	150,000 200,000 225,000	$ $ $	125,000 150,000 175,000	1.341129 1.341129 1.341129	201,170 268,226 301,755	$ $ $	375,000 400,000 425,000

[1]	The Death Benefit shown does not assume any amounts returned upon surrender in accordance with the Return of Charges provision.
*	Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.

This means, for example, that if the Covered Person has reached the age of 40, and the premiums paid less any withdrawals at the chosen interest rate equals $80,000, the Death Benefit will be $504,308, even though the Coverage Amount is $250,000. In this situation, for every $1 increase in the Coverage Fund, the Death Benefit will be increased by approximately $4.03. Prudential reserves the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Coverage Fund.

Additional Amounts Available Upon Surrender

Return of Charges: If a Coverage is fully surrendered within the first eleven Coverage Years, or if the Group Contract is fully surrendered within the first eleven Coverage Years, Prudential may return some portion of the charges paid prior to the date of surrender (“Returnable Charges”). The Return of Charges is not guaranteed and may not be available in all states. The Contract Holder should consult its tax advisers and accountants regarding the tax treatment of the Return of Charges.

There is no Return of Charges for a Coverage if any of the following conditions exist:

(1)	the surrender is in connection with a 1035 exchange or any similar Internal Revenue Code provision providing for a tax-advantaged exchange of insurance contracts;

(2)	such Coverage has been assigned to any Covered Person prior to the date of surrender; or

(3)	such Coverage is in default beyond the grace period on the date of surrender.

10

Prudential uses a formula to determine the Returnable Charges. For each Coverage, the Return of Charges Period begins in month one (1) from the Coverage Effective Date and extends to month 132 from the Coverage Effective Date, with declining factors from month 13 to month 132. The Return of Charges Period for an Additional Person begins on the Coverage’s Coverage Effective Date. The current factors range from 95% in month 13 to 2.1% in month 132 and are set forth on the next page.

These factors are applied to the cumulative Premium Loads and COIs. The Return of Charges Period and all factors are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from the assumptions made in pricing this life insurance product.

(The remainder of this page intentionally left blank)

11

132 Month Return of Charges Factors to be applied to Cumulative Premium Loads and COIs

Coverage Year	Month	Factor	Coverage Year	Month	Factor	Coverage Year	Month	Factor
			5	52	43.0%	8	93	15.4%
1	All	95.0%	5	53	42.0%	8	94	15.0%
2	13	95.0%	5	54	41.0%	8	95	14.6%
2	14	93.4%	5	55	40.0%	8	96	14.2%
2	15	91.8%	5	56	39.1%	9	97	13.8%
2	16	90.2%	5	57	38.2%	9	98	13.4%
2	17	88.6%	5	58	37.3%	9	99	13.0%
2	18	87.0%	5	59	36.4%	9	100	12.5%
2	19	85.4%	5	60	35.5%	9	101	12.1%
2	20	83.8%	6	61	34.7%	9	102	11.7%
2	21	82.2%	6	62	33.9%	9	103	11.3%
2	22	80.6%	6	63	33.1%	9	104	10.9%
2	23	79.0%	6	64	32.3%	9	105	10.5%
2	24	77.5%	6	65	31.5%	9	106	10.0%
3	25	76.1%	6	66	30.7%	9	107	9.6%
3	26	74.7%	6	67	30.0%	9	108	9.2%
3	27	73.3%	6	68	29.3%	10	109	8.9%
3	28	71.9%	6	69	28.6%	10	110	8.5%
3	29	70.5%	6	70	27.9%	10	111	8.2%
3	30	69.1%	6	71	27.2%	10	112	7.8%
3	31	67.7%	6	72	26.5%	10	113	7.5%
3	32	66.3%	7	73	26.0%	10	114	7.2%
3	33	65.0%	7	74	25.4%	10	115	6.8%
3	34	63.7%	7	75	24.8%	10	116	6.5%
3	35	62.4%	7	76	24.2%	10	117	6.1%
3	36	61.0%	7	77	23.6%	10	118	5.8%
4	37	59.8%	7	78	23.0%	10	119	5.4%
4	38	58.6%	7	79	22.5%	10	120	5.0%
4	39	57.4%	7	80	21.8%	11	121	4.8%
4	40	56.2%	7	81	21.3%	11	122	4.6%
4	41	55.0%	7	82	20.8%	11	123	4.4%
4	42	53.8%	7	83	20.3%	11	124	4.1%
4	43	52.6%	7	84	19.8%	11	125	3.9%
4	44	51.4%	8	85	19.3%	11	126	3.6%
4	45	50.3%	8	86	18.8%	11	127	3.4%
4	46	49.2%	8	87	18.3%	11	128	3.1%
4	47	48.1%	8	88	17.8%	11	129	2.9%
4	48	47.0%	8	89	17.3%	11	130	2.5%
5	49	46.0%	8	90	16.7%	11	131	2.1%
5	50	45.0%	8	91	16.3%	11	132	2.1%
5	51	44.0%	8	92	15.9%	12+		0

12

Reports to Contract Holders

Once each year, Prudential will send each Contract Holder a statement that provides certain information pertinent to the Contract Holder’s Group Contract. This statement will detail values, transactions made, and specific Coverage data that apply only to the Coverages included in the Contract Holder’s Group Contract.

Prudential will also send the Contract Holder annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

If the Contract Holder elects electronic delivery, then Prudential will send reports by electronic delivery.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of Prudential’s variable products (which may include the placement of Prudential’s Group Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), Prudential or PIMS may enter into compensation arrangements with certain broker-dealer firms authorized by PIMS to sell the Group Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to Prudential or Prudential’s affiliates. To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. The Contract Holder should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different Group Contract that is not eligible for these compensation arrangements.

PIMS makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

A list of the names of the firms (or their affiliated broker/dealers) that Prudential is aware of (as of December 31, 2010) that received payment or accrued a payment amount with respect to the Group Contract distributed through PIMS and Prusec, respectively during 2010 may be found below. PIMS passed through the gross distribution revenue it received during 2010 to selling firms for their sales and did not retain any portion of it in return for its services as distributor for the Group Contract.

Name of Firms With Distributions through PIMS:

Crown Capital Securities, L.P., Financial Network Investment Corp., H. Beck , Inc., and Pruco Securities, LLC.

Name of Firms With Distributions through Prusec:

Crown Capital Securities, L.P., Financial Network Investment Corp., Private Placement Insurance Products, LLC, ProEquities, Inc., Pruco Securities, LLC, Raymond James Financial Services, Inc., and TransAmerica Financial Advisors, Inc.

The Contract Holder’s registered representative can provide the Contract Holder with more information about the compensation arrangements that apply upon the sale of the Group Contract.

13

Disclosure Policy

When Prudential issues an offer of coverage, Prudential will disclose to the Contract Holder any commissions and/or fees that will be payable to applicable broker-dealer(s). The Contract Holder must sign the disclosure and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Contract Holder with any broker of record change or a change in the commissions and/or fee arrangement. In addition, Prudential will report annually to the Contract Holder the commissions and fees paid to the applicable broker-dealer(s) or other third party expenses attributable to that Contract Holder’s account.

ADDITIONAL INFORMATION ABOUT CHARGES

Underwriting Procedures

When a prospective Contract Holder expresses interest in obtaining insurance from Prudential, a registered representative completes an application and submits it to Prudential’s underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of PIMS, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.

Prudential will provide the Employer with evidence of insurability forms, if required, that prospective Covered Persons must complete. Once Prudential receives the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, Prudential will make a decision regarding its willingness to accept the risk, and the price at which Prudential will accept the risk. Prudential will issue the Coverage when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT COVERAGES IN DEFAULT

When a Coverage is in default, no part of such Coverage Fund is available to the Contract Holder. The Contract Holder may not take any loans, withdrawals or surrenders, or make any transfers among the Variable Investment Options and/or the Fixed Interest Rate Option. In addition, during any period in which a Coverage is in default, the Contract Holder may not change the way in which subsequent premiums are allocated or increase the amount of insurance by increasing the Basic Insurance or Target Term Insurance.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of The Prudential Variable Contract Account GI-2 as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

FINANCIAL STATEMENTS

The following financial statements describe the financial condition of Prudential as well as the Account. The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts. The financial statements of the Account show all the Account’s subaccounts as of December 31, 2010.

14

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
ASSETS
Investment in the portfolio, at value	$3,863,441	$3,944,057	$13,230,323	$5,122,047	$1,456,240

Net Assets	$3,863,441	$3,944,057	$13,230,323	$5,122,047	$1,456,240

NET ASSETS, representing:
Units of Participants or Contract Holders	$3,863,441	$3,930,260	$13,230,323	$5,111,546	$1,456,240
Equity of the Prudential Insurance Company of America	$0	$13,797	$0	$10,501	$0

	$3,863,441	$3,944,057	$13,230,323	$5,122,047	$1,456,240

Units outstanding	285,246	278,399	1,031,930	366,647	103,584

Portfolio shares held	386,344	252,339	421,751	206,952	130,021
Portfolio net asset value per share	$10.00	$15.63	$31.37	$24.75	$11.20
Investment in portfolio shares, at cost	$3,863,427	$3,284,064	$10,428,016	$3,607,789	$1,514,221

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Neuberger Berman AMT Short Duration Bond Portfolio
INVESTMENT INCOME
Dividend income	$1,389	$84,400	$230,079	$39,456	$78,151

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	18,395	16,769	57,907	22,086	6,428

NET INVESTMENT INCOME (LOSS)	(17,006)	67,631	172,172	17,370	71,723

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(16,754)	(143,979)	25,275	(43,168)
Net change in unrealized gain (loss) on investments	0	357,181	1,660,469	462,783	37,507

NET GAIN (LOSS) ON INVESTMENTS	$0	$340,427	$1,516,490	$488,058	$(5,661)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,006)	$408,058	$1,688,662	$505,428	$66,062

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
DWS High Income VIP	MFS VIT Research Series Portfolio	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$609,713	$653,594	$354,945

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$609,713	$653,594	$354,945

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$596,363	$639,934	$345,235
$0	$0	$0	$0	$0	$13,350	$13,660	$9,710

$3,297,837	$5,827,483	$8,493,707	$4,458,742	$3,931,634	$609,713	$653,594	$354,945

192,502	439,151	568,725	282,618	110,018	46,498	43,821	52,384

477,947	306,065	277,754	312,018	347,932	52,246	129,169	20,831
$6.90	$19.04	$30.58	$14.29	$11.30	$11.67	$5.06	$17.04
$2,991,922	$3,723,446	$6,502,098	$3,331,611	$2,123,187	$542,625	$604,190	$286,855

SUBACCOUNTS (Continued)
DWS High Income VIP	MFS VIT Research Series Portfolio	Dreyfus Variable Investment Opportunistic Small Cap Portfolio	Franklin Templeton Foreign Securities Fund – Class 2	Franklin Templeton Developing Markets Securities Fund – Class 2	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio

$223,210	$51,849	$58,047	$79,484	$55,303	$26,959	$50,880	$2,861

13,177	24,590	33,699	18,708	15,445	2,820	2,649	1,330

210,033	27,259	24,348	60,776	39,858	24,139	48,231	1,531

0	0	0	0	0	7,754	0	0

(96,602)	16,434	(669,298)	(26,715)	12,289	10,635	393	(1,790)

261,530	729,540	2,669,304	269,324	519,455	21,358	28,825	40,256

$164,928	$745,974	$2,000,006	$242,609	$531,744	$39,747	$29,218	$38,466

$374,961	$773,233	$2,024,354	$303,385	$571,602	$63,886	$77,449	$39,997

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund
ASSETS
Investment in the portfolio, at value	$2,030,190	$208,560	$87,210	$77,563	$325,234

Net Assets	$2,030,190	$208,560	$87,210	$77,563	$325,234

NET ASSETS, representing:
Units of Participants or Contract Holders	$2,030,190	$199,251	$87,210	$77,563	$325,234
Equity of the Prudential Insurance Company of America	$0	$9,309	$0	$0	$0

	$2,030,190	$208,560	$87,210	$77,563	$325,234

Units outstanding	184,255	83,622	6,139	5,676	16,751

Portfolio shares held	87,282	11,279	13,843	9,061	55,501
Portfolio net asset value per share	$23.26	$18.49	$6.30	$8.56	$5.86
Investment in portfolio shares, at cost	$1,247,562	$141,232	$80,644	$55,850	$307,620

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Jennison Portfolio	Prudential Global Portfolio	American Century VP Balanced Fund	American Century VP International Fund	American Century VP Value Fund
INVESTMENT INCOME
Dividend income	$8,002	$3,124	$1,530	$1,515	$6,848

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	8,302	879	361	304	1,411

NET INVESTMENT INCOME (LOSS)	(300)	2,245	1,169	1,211	5,437

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	4,535	42,655	(159)	(37)	(5,875)
Net change in unrealized gain (loss) on investments	198,105	(16,212)	7,702	7,629	37,670

NET GAIN (LOSS) ON INVESTMENTS	$202,640	$26,443	$7,543	$7,592	$31,795

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$202,340	$28,688	$8,712	$8,803	$37,232

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$186,003	$530,020	$79,151

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$186,003	$530,020	$79,151

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$177,198	$530,020	$79,151

$0	$0	$0	$0	$0	$8,805	$0	$0

$3,749,869	$292,292	$614,154	$207,952	$5,379,271	$186,003	$530,020	$79,151

140,350	22,887	23,578	11,180	341,549	184,766	48,167	4,277

152,496	13,072	35,562	16,426	270,044	16,504	17,591	7,806
$24.59	$22.36	$17.27	$12.66	$19.92	$11.27	$30.13	$10.14
$2,737,035	$201,370	$480,834	$174,842	$4,416,480	$155,435	$369,679	$72,822

SUBACCOUNTS (Continued)
T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio	Prudential Small Capitalization Stock Portfolio	MFS VIT Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Portfolio – Institutional Shares	MFS VIT Strategic Income Series Portfolio

$0	$505	$2,217	$7,205	$92,400	$1,059	$3,497	$3,715

12,840	1,027	1,755	1,088	21,424	352	2,544	346

(12,840)	(522)	462	6,117	70,976	707	953	3,369

187,691	5,811	0	744	0	0	0	0

(8,448)	(1,264)	17,762	10,758	(114,365)	(7,953)	24,725	21
598,611	40,138	118,043	(83)	727,645	31,504	56,403	3,649

$777,854	$44,685	$135,805	$11,419	$613,280	$23,551	$81,128	$3,670

$765,014	$44,163	$136,267	$17,536	$684,256	$24,258	$82,081	$7,039

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein Real Estate Investment Portfolio
ASSETS
Investment in the portfolio, at value	$106,410	$230,038	$82,112	$2,885,319	$72,331

Net Assets	$106,410	$230,038	$82,112	$2,885,319	$72,331

NET ASSETS, representing:
Units of Participants or Contract Holders	$106,410	$230,038	$82,112	$2,885,319	$63,799
Equity of the Prudential Insurance Company of America	$0	$0	$0	$0	$8,532

	$106,410	$230,038	$82,112	$2,885,319	$72,331

Units outstanding	9,818	7,850	4,505	205,978	12,509

Portfolio shares held	4,386	4,029	7,438	74,518	6,018
Portfolio net asset value per share	$24.26	$57.10	$11.04	$38.72	$12.02
Investment in portfolio shares, at cost	$66,925	$85,554	$66,817	$1,575,875	$66,662

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares	Janus Aspen Overseas Portfolio – Institutional Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Janus Aspen Enterprise Portfolio – Institutional Shares	AllianceBernstein Real Estate Investment Portfolio
INVESTMENT INCOME
Dividend income	$1,028	$1,400	$219	$1,812	$636

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	437	912	318	11,724	188

NET INVESTMENT INCOME (LOSS)	591	488	(99)	(9,912)	448

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	6,220	0	0
Realized gain (loss) on shares redeemed	3,107	6,065	(1,133)	33,610	(1,412)
Net change in unrealized gain (loss) on investments	9,282	38,673	10,702	562,417	12,152

NET GAIN (LOSS) ON INVESTMENTS	$12,389	$44,738	$15,789	$596,027	$10,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,980	$45,226	$15,690	$586,115	$11,188

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund

$20,314	$1,055,620	$46,213	$171,837	$26,865	$1,322,182	$80,942	$15,186

$20,314	$1,055,620	$46,213	$171,837	$26,865	$1,322,182	$80,942	$15,186

$7,699	$1,042,060	$46,213	$171,837	$26,865	$1,303,089	$80,942	$0

$12,615	$13,560	$0	$0	$0	$19,093	$0	$15,186

$20,314	$1,055,620	$46,213	$171,837	$26,865	$1,322,182	$80,942	$15,186

10,545	91,466	3,589	13,501	1,842	101,424	6,552	1,000

1,565	66,141	2,972	10,452	2,200	56,673	4,438	1,379
$12.98	$15.96	$15.55	$16.44	$12.21	$23.33	$18.24	$11.01
$19,138	$897,842	$41,405	$154,981	$23,045	$1,206,644	$75,655	$10,462

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio	Dreyfus Variable Investment Fund International Equity Portfolio	DWS Dreman Small Mid Cap Value VIP	Lazard Retirement Emerging Markets Equity Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	Franklin Templeton Growth Securities Fund

$986	$19,763	$0	$1,413	$104	$12,465	$967	$190

39	3,890	120	425	52	1,687	152	63

947	15,873	(120)	988	52	10,778	815	127

0	0	0	0	0	0	0	0
167	4,385	(556)	(1,152)	(401)	(826)	(831)	5
226	77,479	4,662	14,118	3,525	110,222	4,902	850

$393	$81,864	$4,106	$12,966	$3,124	$109,396	$4,071	$855

$1,340	$97,737	$3,986	$13,954	$3,176	$120,174	$4,886	$982

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio	T. Rowe Price International Stock Portfolio	DWS Bond VIP	Invesco V.I. Core Equity Fund
ASSETS
Investment in the portfolio, at value	$17,530	$11,454	$19,010	$10,007	$12,523

Net Assets	$17,530	$11,454	$19,010	$10,007	$12,523

NET ASSETS, representing:
Units of Participants or Contract Holders	$0	$0	$0	$0	$2,185
Equity of the Prudential Insurance Company of America	$17,530	$11,454	$19,010	$10,007	$10,338

	$17,530	$11,454	$19,010	$10,007	$12,523

Units outstanding	1,000	1,002	1,000	10,000	12,113

Portfolio shares held	942	952	1,370	1,768	463
Portfolio net asset value per share	$18.61	$12.03	$13.88	$5.66	$27.03
Investment in portfolio shares, at cost	$9,919	$10,885	$10,473	$12,150	$12,045

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Neuberger Berman Advisers Management Trust Growth Portfolio	Prudential Government Income Portfolio	T. Rowe Price International Stock Portfolio	DWS Bond VIP	Invesco V.I. Core Equity Fund
INVESTMENT INCOME
Dividend income	$0	$324	$162	$418	$116

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	66	50	76	0	6

NET INVESTMENT INCOME (LOSS)	(66)	274	86	418	110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	269	54	0	0
Realized gain (loss) on shares redeemed	23	0	2	0	(339)
Net change in unrealized gain (loss) on investments	4,167	157	2,185	219	1,331

NET GAIN (LOSS) ON INVESTMENTS	$4,190	$426	$2,241	$219	$992

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,124	$700	$2,327	$637	$1,102

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Van Eck VIP Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio – Service Class	DWS Strategic Income VIP	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio

$12,082	$38,968	$12,907	$46,133	$12,919	$8,737	$178,147	$12,227

$12,082	$38,968	$12,907	$46,133	$12,919	$8,737	$178,147	$12,227

$0	$30,654	$0	$32,473	$0	$0	$167,214	$0
$12,082	$8,314	$12,907	$13,660	$12,919	$8,737	$10,933	$12,227

$12,082	$38,968	$12,907	$46,133	$12,919	$8,737	$178,147	$12,227

10,000	47,391	10,000	33,699	10,000	10,000	162,344	10,000

854	2,055	1,079	4,198	983	941	9,094	1,114
$14.14	$18.96	$11.96	$10.99	$13.14	$9.28	$19.59	$10.98
$14,936	$36,160	$12,666	$46,205	$11,845	$14,365	$135,738	$12,876

SUBACCOUNTS (Continued)
Van Eck VIP Emerging Markets Fund	Fidelity VIP Equity-Income Portfolio – Service Class	DWS Strategic Income VIP	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio

$58	$618	$788	$1,408	$723	$74	$1,489	$854

0	49	0	59	101	0	336	0

58	569	788	1,349	622	74	1,153	854

0	0	0	963	112	0	0	0

0	(485)	0	(72)	(1,050)	0	(2,397)	0

2,499	4,561	390	1,129	5,117	976	25,328	562

$2,499	$4,076	$390	$2,020	$4,179	$976	$22,931	$562

$2,557	$4,645	$1,178	$3,369	$4,801	$1,050	$24,084	$1,416

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	PIMCO Global Bond Portfolio	PIMCO VIT Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio – Service Class	Fidelity VIP Overseas Portfolio – Service Class
ASSETS
Investment in the portfolio, at value	$66,880	$14,121	$50,876	$12,301	$8,574

Net Assets	$66,880	$14,121	$50,876	$12,301	$8,574

NET ASSETS, representing:
Units of Participants or Contract Holders	$56,308	$0	$36,978	$0	$0
Equity of the Prudential Insurance Company of America	$10,572	$14,121	$13,898	$12,301	$8,574

	$66,880	$14,121	$50,876	$12,301	$8,574

Units outstanding	63,280	10,000	36,608	10,000	10,000

Portfolio shares held	3,215	1,047	4,592	966	513
Portfolio net asset value per share	$20.80	$13.49	$11.08	$12.73	$16.70
Investment in portfolio shares, at cost	$58,929	$12,788	$48,558	$11,947	$11,728

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	PIMCO Global Bond Portfolio	PIMCO VIT Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio – Service Class	Fidelity VIP Overseas Portfolio – Service Class
INVESTMENT INCOME
Dividend income	$720	$365	$2,535	$427	$104

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	84	0	234	0	0

NET INVESTMENT INCOME (LOSS)	636	365	2,301	427	104

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	331	1,501	134	15
Realized gain (loss) on shares redeemed	(435)	0	796	0	0
Net change in unrealized gain (loss) on investments	5,827	776	6,001	316	867

NET GAIN (LOSS) ON INVESTMENTS	$5,392	$1,107	$8,298	$450	$882

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,028	$1,472	$10,599	$877	$986

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
AllianceBernstein VPS International Growth Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Invesco V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Securities Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

$62,730	$81,685	$200,097	$0	$43,412	$50,508	$188,370	$69,408

$62,730	$81,685	$200,097	$0	$43,412	$50,508	$188,370	$69,408

$53,720	$74,180	$188,504	$0	$33,285	$41,189	$173,681	$60,103

$9,010	$7,505	$11,593	$0	$10,127	$9,319	$14,689	$9,305

$62,730	$81,685	$200,097	$0	$43,412	$50,508	$188,370	$69,408

17,146	123,870	186,753	0	43,025	54,199	119,761	74,593

3,406	5,482	18,718	0	1,513	4,810	9,665	4,444
$18.42	$14.90	$10.69	$0.00	$28.69	$10.50	$19.49	$15.62
$57,334	$70,642	$172,618	$0	$38,228	$44,098	$167,309	$52,594

SUBACCOUNTS (Continued)
AllianceBernstein VPS International Growth Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio	Invesco V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Bond Securities Fund – Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

$616	$2,211	$3,965	$0	$845	$814	$2,050	$1,203

103	125	372	0	53	76	321	168

513	2,086	3,593	0	792	738	1,729	1,035

0	0	2,210	0	0	0	371	0

(4,592)	(5,838)	(1,386)	(1,038)	(148)	(154)	(52)	713

9,116	7,182	16,305	889	4,291	4,660	17,210	9,733

$4,524	$1,344	$17,129	$(149)	$4,143	$4,506	$17,529	$10,446

$5,037	$3,430	$20,722	$(149)	$4,935	$5,244	$19,258	$11,481

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Fidelity VIP Money Market Portfolio
ASSETS
Investment in the portfolio, at value	$112,878	$112,347	$40,552	$93,631	$291,194

Net Assets	$112,878	$112,347	$40,552	$93,631	$291,194

NET ASSETS, representing:
Units of Participants or Contract Holders	$102,030	$100,027	$27,840	$84,455	$280,493
Equity of the Prudential Insurance Company of America	$10,848	$12,320	$12,712	$9,176	$10,701

	$112,878	$112,347	$40,552	$93,631	$291,194

Units outstanding	104,233	95,868	31,566	102,123	271,587

Portfolio shares held	4,117	3,455	3,188	9,643	291,194
Portfolio net asset value per share	$27.42	$32.52	$12.72	$9.71	$1.00
Investment in portfolio shares, at cost	$83,033	$83,015	$35,757	$72,284	$291,192

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio – Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio – Service Class	Fidelity VIP Money Market Portfolio
INVESTMENT INCOME
Dividend income	$0	$242	$1,463	$373	$218

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	176	162	64	141	633

NET INVESTMENT INCOME (LOSS)	(176)	80	1,399	232	(415)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	244	0	0	179
Realized gain (loss) on shares redeemed	(171)	(2,006)	1,135	(1,211)	0
Net change in unrealized gain (loss) on investments	22,652	22,446	1,881	16,977	0

NET GAIN (LOSS) ON INVESTMENTS	$22,481	$20,684	$3,016	$15,766	$179

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,305	$20,764	$4,415	$15,998	$(236)

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Prudential Natural Resources Portfolio	Van Eck VIP Global Hard Assets Fund	Fidelity VIP Freedom 2020 Portfolio – Service Class

$9,452	$10,246	$31,293	$11,196	$41,391	$37,452	$14,320	$23,221

$9,452	$10,246	$31,293	$11,196	$41,391	$37,452	$14,320	$23,221

$0	$0	$21,311	$958	$30,951	$0	$0	$12,879

$9,452	$10,246	$9,982	$10,238	$10,440	$37,452	$14,320	$10,342

$9,452	$10,246	$31,293	$11,196	$41,391	$37,452	$14,320	$23,221

10,000	10,000	31,396	10,853	40,558	11,007	10,000	22,454

887	690	3,493	1,067	1,738	792	380	2,195
$10.65	$14.86	$8.96	$10.49	$23.81	$47.33	$37.67	$10.58
$13,245	$11,083	$30,013	$7,790	$31,036	$27,091	$12,015	$22,512

SUBACCOUNTS (Continued)
DWS Blue Chip VIP	Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio – Service Class	Prudential Natural Resources Portfolio	Van Eck VIP Global Hard Assets Fund	Fidelity VIP Freedom 2020 Portfolio – Service Class

$125	$3	$450	$215	$381	$127	$40	$458

0	0	33	26	52	79	0	22

125	3	417	189	329	48	40	436

0	0	0	126	16	0	0	161
0	0	(209)	8,084	(878)	4	0	(267)
1,020	1,903	3,299	(3,881)	5,546	8,032	3,199	2,392

$1,020	$1,903	$3,090	$4,329	$4,684	$8,036	$3,199	$2,286

$1,145	$1,906	$3,507	$4,518	$5,013	$8,084	$3,239	$2,722

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO VIT Low Duration Portfolio	PIMCO VIT Short-Term Portfolio	DWS Dreman Strategic Income VIP	DWS Small Cap Index VIP
ASSETS
Investment in the portfolio, at value	$235,723	$112,709	$335,505	$32,241	$22,053

Net Assets	$235,723	$112,709	$335,505	$32,241	$22,053

NET ASSETS, representing:
Units of Participants or Contract Holders	$221,335	$100,339	$324,182	$24,560	$11,995
Equity of the Prudential Insurance Company of America	$14,388	$12,370	$11,323	$7,681	$10,058

	$235,723	$112,709	$335,505	$32,241	$22,053

Units outstanding	256,940	89,419	296,313	43,046	21,925

Portfolio shares held	1,785	10,796	32,957	3,966	1,777
Portfolio net asset value per share	$132.07	$10.44	$10.18	$8.13	$12.41
Investment in portfolio shares, at cost	$191,455	$109,655	$332,939	$26,081	$16,973

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio – Service Class	PIMCO VIT Low Duration Portfolio	PIMCO VIT Short-Term Portfolio	DWS Dreman Strategic Income VIP	DWS Small Cap Index VIP
INVESTMENT INCOME
Dividend income	$3,891	$1,426	$2,026	$460	$344

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	497	178	504	37	39

NET INVESTMENT INCOME (LOSS)	3,394	1,248	1,522	423	305

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,280	329	511	0	0
Realized gain (loss) on shares redeemed	(11,638)	(139)	(11)	(153)	(2,351)
Net change in unrealized gain (loss) on investments	24,301	2,696	1,856	2,430	4,170

NET GAIN (LOSS) ON INVESTMENTS	$14,943	$2,886	$2,356	$2,277	$1,819

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,337	$4,134	$3,878	$2,700	$2,124

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Franklin Templeton Global Asset Allocation Fund – Class 2	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Van Eck VIP Multi-Manager Alternatives Fund	Fidelity VIP Freedom 2030 Portfolio

$0	$65,489	$14,432	$133,766	$33,262	$255,567	$10,235	$22,179

$0	$65,489	$14,432	$133,766	$33,262	$255,567	$10,235	$22,179

$0	$53,965	$3,601	$122,518	$22,380	$243,198	$0	$12,272

$0	$11,524	$10,831	$11,248	$10,882	$12,369	$10,235	$9,907

$0	$65,489	$14,432	$133,766	$33,262	$255,567	$10,235	$22,179

0	58,145	13,324	118,966	30,566	247,178	10,000	22,483

0	5,377	1,381	8,176	2,012	15,727	1,010	2,174
$0.00	$12.18	$10.45	$16.36	$16.53	$16.25	$10.13	$10.20
$0	$46,322	$14,287	$96,306	$26,681	$181,368	$10,825	$16,505

SUBACCOUNTS (Continued)
Franklin Templeton Global Asset Allocation Fund – Class 2	Royce Micro-Cap Portfolio	Royce Small-Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	Invesco V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund – Class 2	Van Eck VIP Multi-Manager Alternatives Fund	Fidelity VIP Freedom 2030 Portfolio

$1,469	$977	$16	$0	$0	$1,370	$0	$395

13	78	5	165	40	442	0	22

1,456	899	11	(165)	(40)	928	0	373

2,337	0	0	0	0	0	0	148
(8,553)	(916)	(79)	(1,936)	(45)	(1,711)	0	(390)
5,860	12,511	2,318	32,117	6,743	52,020	485	2,771

$(356)	$11,595	$2,239	$30,181	$6,698	$50,309	$485	$2,529

$1,100	$12,494	$2,250	$30,016	$6,658	$51,237	$485	$2,902

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS

December 31, 2010

	SUBACCOUNTS
	DWS Technology VIP	Invesco V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio	Lazard Retirement International Equity Portfolio	Invesco V.I. Government Securities Fund
ASSETS
Investment in the portfolio, at value	$11,566	$9,151	$7,602	$15,055	$10,612

Net Assets	$11,566	$9,151	$7,602	$15,055	$10,612

NET ASSETS, representing:
Units of Participants or Contract Holders	$0	$0	$0	$521	$0
Equity of the Prudential Insurance Company of America	$11,566	$9,151	$7,602	$14,534	$10,612

	$11,566	$9,151	$7,602	$15,055	$10,612

Units outstanding	10,000	10,000	10,000	10,359	10,000

Portfolio shares held	1,055	615	743	1,465	884
Portfolio net asset value per share	$10.96	$14.87	$10.23	$10.28	$12.00
Investment in portfolio shares, at cost	$10,004	$12,786	$11,211	$10,959	$11,318

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	DWS Technology VIP	Invesco V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio	Lazard Retirement International Equity Portfolio	Invesco V.I. Government Securities Fund
INVESTMENT INCOME
Dividend income	$4	$318	$88	$523	$509

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	82	0

NET INVESTMENT INCOME (LOSS)	4	318	88	441	509

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	0	(4,804)	0
Net change in unrealized gain (loss) on investments	1,815	224	604	1,465	35

NET GAIN (LOSS) ON INVESTMENTS	$1,815	$224	$604	$(3,339)	$35

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,819	$542	$692	$(2,898)	$544

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust Core Bond Portfolio	AST Balanced Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio

$32,859	$16,440	$34,451	$226,074	$48,243	$31,997	$21,684

$32,859	$16,440	$34,451	$226,074	$48,243	$31,997	$21,684

$23,299	$5,755	$25,015	$215,185	$48,243	$31,997	$21,684
$9,560	$10,685	$9,436	$10,889	$0	$0	$0

$32,859	$16,440	$34,451	$226,074	$48,243	$31,997	$21,684

11,711	14,521	29,612	203,684	4,408	2,335	1,235

2,847	1,480	3,689	19,240	3,075	3,146	1,450
$11.54	$11.11	$9.34	$11.75	$15.69	$10.17	$14.95
$35,480	$16,998	$32,194	$209,825	$39,885	$32,113	$15,493

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust Core Bond Portfolio	AST Balanced Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust International Equity Portfolio	JPMorgan Insurance Trust Small Cap Portfolio

$1,160	$117	$122	$2,166	$377	$68	$0

98	8	39	376	193	129	84

1,062	109	83	1,790	184	(61)	(84)

0	0	0	0	0	0	0

(101)	(21)	(62)	10	(39)	(19)	93

1,613	1,597	4,122	15,806	5,450	2,143	4,615

$1,512	$1,576	$4,060	$15,816	$5,411	$2,124	$4,708

$2,574	$1,685	$4,143	$17,606	$5,595	$2,063	$4,624

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio		Prudential Stock Index Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(17,006)	$(1,917)	$67,631	$94,989	$172,172	$255,526
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(2)	(16,754)	(288,411)	(143,979)	(794,614)
Net change in unrealized gain (loss) on investments	0	2	357,181	774,062	1,660,469	3,165,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(17,006)	(1,917)	408,058	580,640	1,688,662	2,625,969

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	39,986	11,697	15,305	0	27,069
Policy loans, net of repayment and interest	(34,612)	4,647	4,607	2,635	(12,874)	(27,708)
Surrenders, withdrawals and death benefits	(206,959)	(884,558)	(191,597)	(116,179)	(1,134,647)	(466,623)
Net transfers between other subaccounts or fixed rate option	(185,122)	320,392	62,331	225,324	(243,799)	694,605

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(426,693)	(519,533)	(112,962)	127,085	(1,391,320)	227,343

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	10,000	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(443,699)	(521,450)	295,096	717,725	297,342	2,853,312

NET ASSETS
Beginning of period	4,307,140	4,828,590	3,648,961	2,931,236	12,932,981	10,079,669

End of period	$3,863,441	$4,307,140	$3,944,057	$3,648,961	$13,230,323	$12,932,981

Beginning units	316,698	354,835	287,001	266,607	1,150,733	1,125,445

Units issued	136,321	184,442	103,932	123,762	307,461	376,719
Units redeemed	(167,773)	(222,579)	(112,534)	(103,368)	(426,264)	(351,431)

Ending units	285,246	316,698	278,399	287,001	1,031,930	1,150,733

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio		DWS High Income VIP		MFS VIT Research Series Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$17,370	$48,479	$71,723	$99,607	$210,033	$230,307	$27,259	$46,076
0	0	0	0	0	0	0	0
25,275	(319,076)	(43,168)	(63,720)	(96,602)	(223,514)	16,434	(104,322)
462,783	1,642,438	37,507	118,310	261,530	727,282	729,540	1,280,936

505,428	1,371,841	66,062	154,197	374,961	734,075	773,233	1,222,690

0	34,212	685	(9,237)	37,928	(17,025)	0	(22,089)
(1,343)	188	(15,004)	(3,238)	(1,762)	(6,646)	6,207	(11,157)
(400,698)	(158,991)	(95,746)	(66,123)	(135,410)	(92,791)	(193,272)	(184,552)
(51,428)	204,640	125,392	69,368	349,851	214,004	(136,667)	311,772

(453,469)	80,049	15,327	(9,230)	250,607	97,542	(323,732)	93,974
0	0	0	0	0	0	0	0
51,959	1,451,890	81,389	144,967	625,568	831,617	449,501	1,316,664

5,070,088	3,618,198	1,374,851	1,229,884	2,672,269	1,840,652	5,377,982	4,061,318

$5,122,047	$5,070,088	$1,456,240	$1,374,851	$3,297,837	$2,672,269	$5,827,483	$5,377,982

415,318	392,746	102,505	103,402	177,035	169,743	467,623	458,569

133,365	172,776	50,685	45,090	90,399	70,742	126,504	147,968
(182,036)	(150,204)	(49,606)	(45,987)	(74,932)	(63,450)	(154,976)	(138,914)

366,647	415,318	103,584	102,505	192,502	177,035	439,151	467,623

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Dreyfus Variable Investment Opportunistic Small Cap Portfolio		Franklin Templeton Foreign Securities Fund – Class 2		Franklin Templeton Developing Markets Securities Fund – Class 2
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$24,348	$68,176	$60,776	$89,076	$39,858	$82,710
Capital gains distributions received	0	0	0	129,304	0	9,076
Realized gain (loss) on shares redeemed	(669,298)	(1,222,795)	(26,715)	(453,383)	12,289	(343,091)
Net change in unrealized gain (loss) on investments	2,669,304	2,533,190	269,324	1,360,992	519,455	1,638,351

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,024,354	1,378,571	303,385	1,125,989	571,602	1,387,046

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	170,376	125,196	42,649	34,229	26,683
Policy loans, net of repayment and interest	3,419	8,805	(6,256)	(7,344)	(16,918)	(6,150)
Surrenders, withdrawals and death benefits	(462,315)	(263,338)	(188,200)	(183,610)	(184,260)	(113,173)
Net transfers between other subaccounts or fixed rate option	(63,487)	518,182	(69,988)	271,667	171,261	243,434

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(522,383)	434,025	(139,248)	123,362	4,312	150,794

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,501,971	1,812,596	164,137	1,249,351	575,914	1,537,840

NET ASSETS
Beginning of period	6,991,736	5,179,140	4,294,605	3,045,254	3,355,720	1,817,880

End of period	$8,493,707	$6,991,736	$4,458,742	$4,294,605	$3,931,634	$3,355,720

Beginning units	611,281	567,662	293,787	283,967	109,933	102,229

Units issued	203,197	261,188	115,064	123,119	45,042	51,039
Units redeemed	(245,753)	(217,569)	(126,233)	(113,299)	(44,957)	(43,335)

Ending units	568,725	611,281	282,618	293,787	110,018	109,933

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio		Prudential Value Portfolio		Prudential Jennison Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$24,139	$28,418	$48,231	$41,890	$1,531	$3,904	$(300)	$3,487
7,754	11,778	0	0	0	0	0	0
10,635	(13,054)	393	(4,508)	(1,790)	(54,403)	4,535	(84,828)
21,358	94,611	28,825	136,299	40,256	140,270	198,105	617,346

63,886	121,753	77,449	173,681	39,997	89,771	202,340	536,005

6,331	18,549	27,314	(4,534)	25,115	45,889	952	40,163
(169)	(869)	(5)	12	(53)	(869)	(373)	(1,194)
(185,999)	(24,453)	(33,827)	(1,732)	(52,425)	(13,457)	(87,899)	(88,248)
2	(89)	18,524	20,137	22,901	3,284	90,944	79,063

(179,835)	(6,862)	12,006	13,883	(4,462)	34,847	3,624	29,784
0	0	0	0	0	0	0	0
(115,949)	114,891	89,455	187,564	35,535	124,618	205,964	565,789

725,662	610,771	564,139	376,575	319,410	194,792	1,824,226	1,258,437

$609,713	$725,662	$653,594	$564,139	$354,945	$319,410	$2,030,190	$1,824,226

53,994	50,109	58,266	42,012	81,578	26,116	184,559	180,972

14,339	14,903	15,356	37,211	34,343	94,085	82,721	102,805
(21,835)	(11,018)	(29,801)	(20,957)	(63,537)	(38,623)	(83,025)	(99,218)

46,498	53,994	43,821	58,266	52,384	81,578	184,255	184,559

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Global Portfolio		American Century VP Balanced Fund		American Century VP International Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$2,245	$6,183	$1,169	$5,237	$1,211	$842
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	42,655	(1,903)	(159)	(19,812)	(37)	(4,683)
Net change in unrealized gain (loss) on investments	(16,212)	67,392	7,702	24,546	7,629	20,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,688	71,672	8,712	9,971	8,803	17,148

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	38,471	25,297	2,534	(289)	3,182	3,408
Policy loans, net of repayment and interest	(95)	(1,527)	(6)	18	(13)	11
Surrenders, withdrawals and death benefits	(158,856)	(2,300)	(477)	(59,129)	0	(9,712)
Net transfers between other subaccounts or fixed rate option	(9)	3,717	6	0	13	1

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(120,489)	25,187	2,057	(59,400)	3,182	(6,292)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(91,801)	96,859	10,769	(49,429)	11,985	10,856

NET ASSETS
Beginning of period	300,361	203,502	76,441	125,870	65,578	54,722

End of period	$208,560	$300,361	$87,210	$76,441	$77,563	$65,578

Beginning units	70,661	31,975	5,980	11,322	5,413	6,014

Units issued	40,047	46,647	2,652	2,900	947	1,057
Units redeemed	(27,086)	(7,961)	(2,493)	(8,242)	(684)	(1,658)

Ending units	83,622	70,661	6,139	5,980	5,676	5,413

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
American Century VP Value Fund		T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$5,437	$14,355	$(12,840)	$(6,093)	$(522)	$(684)	$462	$4,505
0	0	187,691	0	5,811	0	0	32,381

(5,875)	(30,782)	(8,448)	(362,191)	(1,264)	(13,001)	17,762	(21,509)
37,670	70,300	598,611	1,074,175	40,138	74,989	118,043	62,273

37,232	53,873	765,014	705,891	44,163	61,304	136,267	77,650

0	(1,903)	129,296	90,536	20,947	8,061	0	(5,819)

(19)	17	(20,644)	(3,988)	(109)	(1,689)	260	(21)

(29,220)	(48,515)	(131,614)	(37,916)	(1,924)	(12,783)	(170,797)	(11,478)
19	1	572,545	238,842	41,180	2,055	258,867	(698)

(29,220)	(50,400)	549,583	287,474	60,094	(4,356)	88,330	(18,016)
0	0	0	0	0	0	0	0
8,012	3,473	1,314,597	993,365	104,257	56,948	224,597	59,634

317,222	313,749	2,435,272	1,441,907	188,035	131,087	389,557	329,923

$325,234	$317,222	$3,749,869	$2,435,272	$292,292	$188,035	$614,154	$389,557

18,449	21,774	116,266	99,734	17,542	18,232	18,749	19,791

2,950	3,291	79,762	71,821	16,841	8,822	14,983	1,145
(4,648)	(6,616)	(55,678)	(55,289)	(11,496)	(9,512)	(10,154)	(2,187)

16,751	18,449	140,350	116,266	22,887	17,542	23,578	18,749

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	MFS VIT Research Bond Series Portfolio		T.Rowe Price Equity Income Portfolio		Neuberger Berman AMT Partners Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$6,117	$11,127	$70,976	$58,385	$707	$2,345
Capital gains distributions received	744	0	0	0	0	11,142
Realized gain (loss) on shares redeemed	10,758	563	(114,365)	(643,314)	(7,953)	(4,860)
Net change in unrealized gain (loss) on investments	(83)	27,039	727,645	1,466,830	31,504	22,909

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,536	38,729	684,256	881,901	24,258	31,536

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	(8,239)	109,470	155,644	41,533	68,930
Policy loans, net of repayment and interest	(314)	(305)	(19,471)	(2,529)	0	0
Surrenders, withdrawals and death benefits	(84,185)	(24,680)	(297,884)	(111,470)	0	0
Net transfers between other subaccounts or fixed rate option	314	848	323,212	261,289	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(84,185)	(32,376)	115,327	302,934	41,533	68,930

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,649)	6,353	799,583	1,184,835	65,791	100,466

NET ASSETS
Beginning of period	274,601	268,248	4,579,688	3,394,853	120,212	19,746

End of period	$207,952	$274,601	$5,379,271	$4,579,688	$186,003	$120,212

Beginning units	15,796	17,845	332,987	308,487	129,670	11,836

Units issued	5,013	4,436	169,377	179,799	77,472	119,527
Units redeemed	(9,629)	(6,485)	(160,815)	(155,299)	(22,376)	(1,693)

Ending units	11,180	15,796	341,549	332,987	184,766	129,670

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Janus Aspen Worldwide Portfolio – Institutional Shares		MFS VIT Strategic Income Series Portfolio		Janus Aspen Janus Portfolio – Institutional Shares		Janus Aspen Overseas Portfolio – Institutional Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$953	$4,868	$3,369	$8,444	$591	$79	$488	$189
0	0	0	0	0	0	0	4,379
24,725	(8,334)	21	(5,002)	3,107	(1,508)	6,065	(13,928)
56,403	161,136	3,649	12,121	9,282	29,117	38,673	99,113

82,081	157,670	7,039	15,563	12,980	27,688	45,226	89,753

0	(17,266)	0	587	6,254	6,677	17,788	8,003
0	0	0	0	(51)	(722)	(134)	(2,224)

(114,011)	(36,484)	(1,490)	(19,908)	(15,032)	(8,294)	(22,262)	(8,676)

(28)	0	0	0	(1)	(178)	(9,004)	(10)

(114,039)	(53,750)	(1,490)	(19,321)	(8,830)	(2,517)	(13,612)	(2,907)

0	0	0	0	0	0	0	0

(31,958)	103,920	5,549	(3,758)	4,150	25,171	31,614	86,846

561,978	458,058	73,602	77,360	102,260	77,089	198,424	111,578

$530,020	$561,978	$79,151	$73,602	$106,410	$102,260	$230,038	$198,424

58,896	65,817	4,360	5,669	10,801	11,008	8,448	8,493

3,594	4,487	458	619	5,212	7,609	2,635	3,068
(14,323)	(11,408)	(541)	(1,928)	(6,195)	(7,816)	(3,233)	(3,113)

48,167	58,896	4,277	4,360	9,818	10,801	7,850	8,448

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio		Janus Aspen Enterprise Portfolio – Institutional Shares		AllianceBernstein Real Estate Investment Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(99)	$(232)	$(9,912)	$(8,967)	$448	$632
Capital gains distributions received	6,220	0	0	0	0	525
Realized gain (loss) on shares redeemed	(1,133)	(8,174)	33,610	(240,271)	(1,412)	(3,774)
Net change in unrealized gain (loss) on investments	10,702	31,794	562,417	1,004,087	12,152	10,691

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,690	23,388	586,115	754,849	11,188	8,074

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	5,501	5,929	9,314	87,862	14,358	2,879
Policy loans, net of repayment and interest	(101)	(1,569)	(13,847)	4,447	0	0
Surrenders, withdrawals and death benefits	(7,521)	(3,512)	(182,700)	(134,268)	(3,552)	(450)
Net transfers between other subaccounts or fixed rate option	(3)	0	(44,477)	215,949	14,363	1,323

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,124)	848	(231,710)	173,990	25,169	3,752

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,566	24,236	354,405	928,839	36,357	11,826

NET ASSETS
Beginning of period	68,546	44,310	2,530,914	1,602,075	35,974	24,148

End of period	$82,112	$68,546	$2,885,319	$2,530,914	$72,331	$35,974

Beginning units	4,634	4,552	226,387	206,441	11,447	11,207

Units issued	1,823	2,935	96,596	123,051	2,603	1,095
Units redeemed	(1,952)	(2,853)	(117,005)	(103,105)	(1,541)	(855)

Ending units	4,505	4,634	205,978	226,387	12,509	11,447

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
DWS Government & Agency Securities VIP		Prudential Conservative Balanced Portfolio		Prudential Jennison 20/20 Focus Portfolio		Dreyfus Variable Investment Fund International Equity Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009

$947	$905	$15,873	$24,208	$(120)	$(1)	$988	$(45)
0	0	0	0	0	0	0	0
167	133	4,385	(63,775)	(556)	1	(1,152)	13
226	657	77,479	169,619	4,662	147	14,118	2,739

1,340	1,695	97,737	130,052	3,986	147	13,954	2,707

0	4,502	40,520	26,400	10,731	397	20,120	2,278
0	0	(832)	(273)	0	0	0	0
(3,094)	(326)	(25,549)	(149,574)	0	(27)	0	(15)
7	(3,408)	140,877	121,393	30,058	921	112,635	20,158

(3,087)	768	155,016	(2,054)	40,789	1,291	132,755	22,421

0	0	0	10,000	0	0	0	0

(1,747)	2,463	252,753	137,998	44,775	1,438	146,709	25,128

22,061	19,598	802,867	664,869	1,438	0	25,128	0

$20,314	$22,061	$1,055,620	$802,867	$46,213	$1,438	$171,837	$25,128

11,259	10,661	75,917	66,225	119	0	2,163	0

475	4,990	67,121	65,570	5,095	171	16,196	2,512
(1,189)	(4,392)	(51,572)	(55,878)	(1,625)	(52)	(4,858)	(349)

10,545	11,259	91,466	75,917	3,589	119	13,501	2,163

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Dreman Small Mid Cap Value VIP		Lazard Retirement Emerging Markets Equity Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	01/20/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$52	$(4)	$10,778	$428	$815	$41
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(401)	(5)	(826)	(4)	(831)	(7)
Net change in unrealized gain (loss) on investments	3,525	296	110,222	5,314	4,902	386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,176	287	120,174	5,738	4,886	420

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	9,301	2,773	57,420	1,731	31,985	4,536
Policy loans, net of repayment and interest	0	0	670	0	0	0
Surrenders, withdrawals and death benefits	0	0	(3,342)	0	0	0
Net transfers between other subaccounts or fixed rate option	9,662	1,666	1,128,497	1,294	33,705	5,410

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	18,963	4,439	1,183,245	3,025	65,690	9,946

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	10,000	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,139	4,726	1,303,419	18,763	70,576	10,366

NET ASSETS
Beginning of period	4,726	0	18,763	0	10,366	0

End of period	$26,865	$4,726	$1,322,182	$18,763	$80,942	$10,366

Beginning units	397	0	10,276	0	950	0

Units issued	3,013	505	99,325	10,401	12,536	1,258
Units redeemed	(1,568)	(108)	(8,177)	(125)	(6,934)	(308)

Ending units	1,842	397	101,424	10,276	6,552	950

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Franklin Templeton Growth Securities Fund		Neuberger Berman Advisers Management Trust Growth Portfolio		Prudential Government Income Portfolio		T. Rowe Price International Stock Portfolio
01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009	01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009	01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009	01/01/2010 to 12/31/2010	02/10/2009* to 12/31/2009

$127	$324	$(66)	$(45)	$274	$281	$86	$318
0	0	0	0	269	36	54	0
5	5	23	8	0	0	2	10
850	3,874	4,167	3,444	157	412	2,185	6,352

982	4,203	4,124	3,407	700	729	2,327	6,680

0	1	0	0	24	1	0	3
0	0	0	0	0	0	0	0
0	0	0	(1)	0	0	0	0
0	0	0	0	0	0	0	0

0	1	0	(1)	24	1	0	3
0	10,000	0	10,000	0	10,000	0	10,000
982	14,204	4,124	13,406	724	10,730	2,327	16,683

14,204	0	13,406	0	10,730	0	16,683	0

$15,186	$14,204	$17,530	$13,406	$11,454	$10,730	$19,010	$16,683

1,000	0	1,000	0	1,001	0	1,000	0

0	1,000	0	1,000	41	1,030	0	1,000
0	0	0	0	(40)	(29)	0	0

1,000	1,000	1,000	1,000	1,002	1,001	1,000	1,000

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Bond VIP		Invesco V.I. Core Equity Fund		Van Eck VIP Emerging Markets Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$418	$728	$110	$202	$58	$11
Capital gains distributions received	0	0	0	0	0	430
Realized gain (loss) on shares redeemed	0	0	(339)	(73)	0	0
Net change in unrealized gain (loss) on investments	219	129	1,331	2,118	2,499	4,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	637	857	1,102	2,247	2,557	5,057

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	1,228	0	0
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(347)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	(210)	1,147	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	(557)	2,375	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	637	857	545	4,622	2,557	5,057

NET ASSETS
Beginning of period	9,370	8,513	11,978	7,356	9,525	4,468

End of period	$10,007	$9,370	$12,523	$11,978	$12,082	$9,525

Beginning units	10,000	10,000	12,693	10,000	10,000	10,000

Units issued	0	0	2,068	4,829	0	0
Units redeemed	0	0	(2,648)	(2,136)	0	0

Ending units	10,000	10000	12,113	12,693	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Fidelity VIP Equity-Income Portfolio – Service Class		DWS Strategic Income VIP		PIMCO VIT Long-Term U.S. Government Portfolio		PIMCO Real Return Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$569	$357	$788	$524	$1,349	$715	$622	$559
0	0	0	0	963	1,902	112	3,683
(485)	(193)	0	0	(72)	(8)	(1,050)	1,187
4,561	3,913	390	1,648	1,129	(3,125)	5,117	(3,364)

4,645	4,077	1,178	2,172	3,369	(516)	4,801	2,065

14,185	10,566	0	0	16,052	14,399	0	86,374
0	0	0	0	0	0	0	0
0	0	0	0	0	0	(90,418)	0
0	0	0	0	0	0	0	0

14,185	10,566	0	0	16,052	14,399	(90,418)	86,374

0	0	0	0	0	0	0	0

18,830	14,643	1,178	2,172	19,421	13,883	(85,617)	88,439

20,138	5,495	11,729	9,557	26,712	12,829	98,536	10,097

$38,968	$20,138	$12,907	$11,729	$46,133	$26,712	$12,919	$98,536

28,075	10,000	10,000	10,000	21,778	10,000	82,454	10,000

20,402	18,411	0	0	12,957	11,938	0	211,322
(1,086)	(336)	0	0	(1,036)	(160)	(72,454)	(138,868)

47,391	28,075	10,000	10,000	33,699	21,778	10,000	82,454

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Global Thematic VIP		DWS Capital Growth VIP		PIMCO All Asset Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$74	$93	$1,153	$44	$854	$697
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(2,397)	(891)	0	0
Net change in unrealized gain (loss) on investments	976	2,250	25,328	19,851	562	1,222

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,050	2,343	24,084	19,004	1,416	1,919

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	31,975	98,369	0	0
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(1)	0	0	0	(1)
Net transfers between other subaccounts or fixed rate option	0	0	(9,326)	6,645	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	(1)	22,649	105,014	0	(1)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,050	2,342	46,733	124,018	1,416	1,918

NET ASSETS
Beginning of period	7,687	5,345	131,414	7,396	10,811	8,893

End of period	$8,737	$7,687	$178,147	$131,414	$12,227	$10,811

Beginning units	10,000	10,000	139,802	10,000	10,000	10,000

Units issued	0	0	87,632	221,124	0	0
Units redeemed	0	0	(65,090)	(91,322)	0	0

Ending units	10,000	10,000	162,344	139,802	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
Franklin Templeton Mutual Global Discovery Securities Fund – Class 2		PIMCO Global Bond Portfolio		PIMCO VIT Total Return Portfolio		Fidelity VIP Investment Grade Bond Portfolio – Service Class
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$636	$234	$365	$363	$2,301	$2,036	$427	$947

0	609	331	1,079	1,501	5,024	134	14

(435)	(1,796)	0	0	796	465	0	0
5,827	5,338	776	380	6,001	(3,893)	316	586

6,028	4,385	1,472	1,822	10,599	3,632	877	1,547

34,799	14,299	0	1	0	147,796	0	1
0	0	0	0	0	0	0	0
0	0	0	0	(126,398)	0	0	0
(283)	(5)	0	0	(110)	4,084	0	0

34,516	14,294	0	1	(126,508)	151,880	0	1

0	0	0	0	0	0	0	0

40,544	18,679	1,472	1,823	(115,909)	155,512	877	1,548

26,336	7,657	12,649	10,826	166,785	11,273	11,424	9,876

$66,880	$26,336	$14,121	$12,649	$50,876	$166,785	$12,301	$11,424

27,896	10,000	10,000	10,000	129,737	10,000	10,000	10,000

42,522	30,306	0	0	14,053	323,363	0	0
(7,138)	(12,410)	0	0	(107,182)	(203,626)	0	0

63,280	27,896	10,000	10,000	36,608	129,737	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Fidelity VIP Overseas Portfolio – Service Class		AllianceBernstein VPS International Growth Portfolio		AllianceBernstein VPS International Value Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$104	$150	$513	$296	$2,086	$472
Capital gains distributions received	15	8	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(4,592)	(440)	(5,838)	(575)
Net change in unrealized gain (loss) on investments	867	1,428	9,116	3,238	7,182	10,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	986	1,586	5,037	3,094	3,430	10,163

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	23,998	6,019	35,007	28,404
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	16,852	2,011	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	40,850	8,030	35,007	28,404

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	986	1,586	45,887	11,124	38,437	38,567

NET ASSETS
Beginning of period	7,588	6,002	16,843	5,719	43,248	4,681

End of period	$8,574	$7,588	$62,730	$16,843	$81,685	$43,248

Beginning units	10,000	10,000	15,721	10,000	68,597	10,000

Units issued	0	0	9,681	13,054	75,152	59,665
Units redeemed	0	0	(8,256)	(7,333)	(19,879)	(1,068)

Ending units	10,000	10,000	17,146	15,721	123,870	68,597

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2015 Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio		Invesco V.I. International Growth Fund		Franklin Templeton Large Cap Value Securities Fund
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 1/21/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$3,593	$5,013	$0	$0	$792	$267	$738	$371
2,210	1,100	0	0	0	0	0	0
(1,386)	(1,111)	(1,038)	0	(148)	(83)	(154)	(28)
16,305	14,735	889	3,150	4,291	4,501	4,660	5,483

20,722	19,737	(149)	3,150	4,935	4,685	5,244	5,826

26,501	132,216	0	0	16,218	10,963	18,409	11,991
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(5,520)	(1,141)	0	0	0	0	0	2,604

20,981	131,075	0	0	16,218	10,963	18,409	14,595

0	0	(10,136)	0	0	0	0	0

41,703	150,812	(10,285)	3,150	21,153	15,648	23,653	20,421

158,394	7,582	10,285	7,135	22,259	6,611	26,855	6,434

$200,097	$158,394	$0	$10,285	$43,412	$22,259	$50,508	$26,855

167,055	10,000	10,000	10,000	24,861	10,000	32,928	10,000

79,856	251,537	0	0	19,187	15,108	21,988	23,034
(60,158)	(94,482)	(10,000)	0	(1,023)	(247)	(717)	(106)

186,753	167,055	0	10,000	43,025	24,861	54,199	32,928

**	Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Franklin Templeton Global Bond Securities Fund – Class 2		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio		Neuberger Berman AMT Mid-Cap Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$1,729	$9,073	$1,035	$22	$(176)	$(54)
Capital gains distributions received	371	0	0	0	0	0
Realized gain (loss) on shares redeemed	(52)	(689)	713	2,505	(171)	(90)
Net change in unrealized gain (loss) on investments	17,210	2,971	9,733	12,099	22,652	10,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,258	11,355	11,481	14,626	22,305	10,674

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	71,051	87,894	0	88,405	43,147	24,994
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(12,768)	0	(28,177)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	(6,890)	(15,776)	1	5,383

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	58,283	87,894	(35,067)	72,629	43,148	30,377

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,541	99,249	(23,586)	87,255	65,453	41,051

NET ASSETS
Beginning of period	110,829	11,580	92,994	5,739	47,425	6,374

End of period	$188,370	$110,829	$69,408	$92,994	$112,878	$47,425

Beginning units	80,643	10,000	119,452	10,000	56,518	10,000

Units issued	54,752	94,390	65,091	329,178	49,606	46,889
Units redeemed	(15,634)	(23,747)	(109,950)	(219,726)	(1,891)	(371)

Ending units	119,761	80,643	74,593	119,452	104,233	56,518

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
Fidelity VIP Mid Cap Portfolio – Service Class		Franklin Templeton Strategic Income Securities Fund – Class 2		Fidelity VIP Value Strategies Portfolio – Service Class		Fidelity VIP Money Market Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$80	$439	$1,399	$2,715	$232	$123	$(415)	$281
244	0	0	0	0	0	179	0
(2,006)	(277)	1,135	(471)	(1,211)	(780)	0	0
22,446	11,943	1,881	4,967	16,977	11,460	0	0

20,764	12,105	4,415	7,211	15,998	10,803	(236)	281

38,355	34,620	0	29,211	35,835	5,679	59,046	268,850
0	0	0	0	0	0	0	0
0	0	(9,496)	0	0	0	(39,199)	0
0	0	0	0	1	20,716	19,232	(27,450)

38,355	34,620	(9,496)	29,211	35,836	26,395	39,079	241,400

0	0	0	0	0	0	31	0

59,119	46,725	(5,081)	36,422	51,834	37,198	38,874	241,681

53,228	6,503	45,633	9,211	41,797	4,599	252,320	10,639

$112,347	$53,228	$40,552	$45,633	$93,631	$41,797	$291,194	$252,320

58,479	10,000	39,399	10,000	57,639	10,000	235,716	10,000

50,307	49,204	12,144	32,274	47,239	48,759	172,171	450,288
(12,918)	(725)	(19,977)	(2,875)	(2,755)	(1,120)	(136,300)	(224,572)

95,868	58,479	31,566	39,399	102,123	57,639	271,587	235,716

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Blue Chip VIP		Neuberger Berman AMT Socially Responsive Portfolio		Prudential SP Growth Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$125	$131	$3	$158	$417	$220
Capital gains distributions received	0	0	0	0	0	149
Realized gain (loss) on shares redeemed	0	0	0	0	(209)	(66)
Net change in unrealized gain (loss) on investments	1,020	1,975	1,903	1,836	3,299	2,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,145	2,106	1,906	1,994	3,507	2,964

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	0	11,591	6,298
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0	11,591	6,298

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,145	2,106	1,906	1,994	15,098	9,262

NET ASSETS
Beginning of period	8,307	6,201	8,340	6,346	16,195	6,933

End of period	$9,452	$8,307	$10,246	$8,340	$31,293	$16,195

Beginning units	10,000	10,000	10,000	10,000	18,492	10,000

Units issued	0	0	0	0	13,536	8,629
Units redeemed	0	0	0	0	(632)	(137)

Ending units	10,000	10,000	10,000	10,000	31,396	18,492

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
Fidelity VIP Freedom 2025 Portfolio		Fidelity VIP Contrafund Portfolio – Service Class		Prudential Natural Resources Portfolio		Van Eck VIP Global Hard Assets Fund
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$189	$1,224	$329	$239	$48	$107	$40	$22
126	333	16	0	0	2,655	0	44
8,084	(3,363)	(878)	(5,314)	4	3	0	0
(3,881)	11,629	5,546	11,385	8,032	9,590	3,199	3,981

4,518	9,823	5,013	6,310	8,084	12,355	3,239	4,047

0	28,254	12,726	10,918	149	0	0	0
0	0	0	0	0	0	0	0
(38,259)	0	0	0	0	(1)	0	0
0	0	0	0	0	0	0	0

(38,259)	28,254	12,726	10,918	149	(1)	0	0

0	0	0	0	0	10,000	0	0

(33,741)	38,077	17,739	17,228	8,233	22,354	3,239	4,047

44,937	6,860	23,652	6,424	29,219	6,865	11,081	7,034

$11,196	$44,937	$41,391	$23,652	$37,452	$29,219	$14,320	$11,081

50,405	10,000	27,141	10,000	11,001	10,000	10,000	10,000

5,641	47,958	21,630	25,085	42	1,024	0	0
(45,193)	(7,553)	(8,213)	(7,944)	(36)	(23)	0	0

10,853	50,405	40,558	27,141	11,007	11,001	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Fidelity VIP Freedom 2020 Portfolio – Service Class		Fidelity VIP Index 500 Portfolio – Service Class		PIMCO VIT Low Duration Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$436	$464	$3,394	$2,056	$1,248	$1,182
Capital gains distributions received	161	132	2,280	298	329	2,861
Realized gain (loss) on shares redeemed	(267)	(14)	(11,638)	7,728	(139)	(7)
Net change in unrealized gain (loss) on investments	2,392	2,452	24,301	24,111	2,696	756

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,722	3,034	18,337	34,193	4,134	4,792

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	4,292	6,160	226,958	213,092	44,729	48,490
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(130,368)	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	4,599	(137,401)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,292	6,160	101,189	75,691	44,729	48,490

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,014	9,194	119,526	109,884	48,863	53,282

NET ASSETS
Beginning of period	16,207	7,013	116,197	6,313	63,846	10,564

End of period	$23,221	$16,207	$235,723	$116,197	$112,709	$63,846

Beginning units	17,947	10,000	145,534	10,000	53,332	10,000

Units issued	5,503	8,004	341,048	422,844	46,284	43,924
Units redeemed	(996)	(57)	(229,642)	(287,310)	(10,197)	(592)

Ending units	22,454	17,947	256,940	145,534	89,419	53,332

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
PIMCO VIT Short-Term Portfolio		DWS Dreman Strategic Income VIP		DWS Small Cap Index VIP		Franklin Templeton Global Asset Allocation Fund – Class 2
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 4/30/2010**	01/01/2009 to 12/31/2009

$1,522	$836	$423	$453	$305	$115	$1,456	$2,741

511	1,126	0	0	0	436	2,337	0

(11)	(8)	(153)	(7,053)	(2,351)	(4,879)	(8,553)	687
1,856	1,151	2,430	10,425	4,170	6,304	5,860	2,518

3,878	3,105	2,700	3,825	2,124	1,976	1,100	5,946

202,000	116,235	15,630	4,774	27,379	3,898	4,792	11,880
0	0	0	0	0	0	0	0
0	0	0	0	(19,611)	0	0	0
0	0	0	0	0	0	(19,237)	0

202,000	116,235	15,630	4,774	7,768	3,898	(14,445)	11,880

0	0	0	0	0	0	(10,373)	(2,192)

205,878	119,340	18,330	8,599	9,892	5,874	(23,718)	15,634

129,627	10,287	13,911	5,312	12,161	6,287	23,718	8,084

$335,505	$129,627	$32,241	$13,911	$22,053	$12,161	$0	$23,718

116,896	10,000	20,899	10,000	15,282	10,000	24,086	10,000

188,731	108,075	24,671	33,512	33,952	15,524	5,728	14,299
(9,314)	(1,179)	(2,524)	(22,613)	(27,309)	(10,242)	(29,814)	(213)

296,313	116,896	43,046	20,899	21,925	15,282	0	24,086

**	Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Royce Micro-Cap Portfolio		Royce Small-Cap Portfolio		AllianceBernstein VPS Small Cap Growth Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$899	$(22)	$11	$0	$(165)	$(68)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(916)	(4,524)	(79)	(4)	(1,936)	1,289
Net change in unrealized gain (loss) on investments	12,511	13,268	2,318	2,351	32,117	9,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,494	8,722	2,250	2,347	30,016	10,771

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	28,631	10,158	3,129	53	49,566	79,996
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	1	5	14,269	(56,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,631	10,158	3,130	58	63,835	23,350

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	41,125	18,880	5,380	2,405	93,851	34,121

NET ASSETS
Beginning of period	24,364	5,484	9,052	6,647	39,915	5,794

End of period	$65,489	$24,364	$14,432	$9,052	$133,766	$39,915

Beginning units	28,142	10,000	10,072	10,000	48,596	10,000

Units issued	35,432	24,103	3,663	157	110,445	152,125
Units redeemed	(5,429)	(5,961)	(411)	(85)	(40,075)	(113,529)

Ending units	58,145	28,142	13,324	10,072	118,966	48,596

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
Invesco V.I. Small Cap Equity Fund		Franklin Templeton Small Cap Value Securities Fund – Class 2		Van Eck VIP Multi-Manager Alternatives Fund		Fidelity VIP Freedom 2030 Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(40)	$12	$928	$3,956	$0	$24	$373	$296
0	0	0	0	0	499	148	144
(45)	(15)	(1,711)	(4,483)	0	0	(390)	(4,075)
6,743	3,364	52,020	27,423	485	665	2,771	7,765

6,658	3,361	51,237	26,896	485	1,188	2,902	4,130

8,699	6,195	68,325	110,073	0	0	2,898	5,905
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	1,369	(8,078)	871	0	0	(76)	(52)

8,699	7,564	60,247	110,944	0	0	2,822	5,853

0	0	0	0	0	0	0	0

15,357	10,925	111,484	137,840	485	1,188	5,724	9,983

17,905	6,980	144,083	6,243	9,750	8,562	16,455	6,472

$33,262	$17,905	$255,567	$144,083	$10,235	$9,750	$22,179	$16,455

21,150	10,000	178,678	10,000	10,000	10,000	19,349	10,000

9,766	11,213	124,041	295,294	0	0	5,735	18,268
(350)	(63)	(55,541)	(126,616)	0	0	(2,601)	(8,919)

30,566	21,150	247,178	178,678	10,000	10,000	22,483	19,349

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	DWS Technology VIP		Invesco V.I. Utilities Fund		Fidelity VIP Value Leaders Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$4	$0	$318	$381	$88	$104
Capital gains distributions received	0	0	0	96	0	0
Realized gain (loss) on shares redeemed	0	0	0	0	0	0
Net change in unrealized gain (loss) on investments	1,815	3,671	224	642	604	1,399

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,819	3,671	542	1,119	692	1,503

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	0	0	0	0	0	0
Policy loans, net of repayment and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	(1)	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	(1)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,819	3,671	542	1,118	692	1,503

NET ASSETS
Beginning of period	9,747	6,076	8,609	7,491	6,910	5,407

End of period	$11,566	$9,747	$9,151	$8,609	$7,602	$6,910

Beginning units	10,000	10,000	10,000	10,000	10,000	10,000

Units issued	0	0	0	0	0	0
Units redeemed	0	0	0	0	0	0

Ending units	10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
Lazard Retirement International Equity Portfolio		Invesco V.I. Government Securities Fund		JPMorgan Insurance Trust Core Bond Portfolio		AST Balanced Asset Allocation Portfolio
01/01/2010 to 12/31/2010	04/27/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/27/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009

$441	$729	$509	$497	$1,062	$(58)	$109	$0
0	0	0	359	0	0	0	0

(4,804)	836	0	103	(101)	(16)	(21)	0
1,465	2,633	35	(740)	1,613	(4,234)	1,597	84

(2,898)	4,198	544	219	2,574	(4,308)	1,685	84

46,226	24,590	0	4,002	2,151	392	4,248	71
0	(2)	0	0	0	0	0	0
(67,198)	0	0	0	0	0	0	0
0	139	0	(4,153)	0	23,817	0	914

(20,972)	24,727	0	(151)	2,151	24,209	4,248	985

0	10,000	0	10,000	0	8,233	0	9,438

(23,870)	38,925	544	10,068	4,725	28,134	5,933	10,507

38,925	0	10,068	0	28,134	0	10,507	0

$15,055	$38,925	$10,612	$10,068	$32,859	$28,134	$16,440	$10,507

28,583	0	10,000	0	11,548	0	10,423	0

35,472	63,576	0	14,066	734	11,750	4,226	10,424
(53,696)	(34,993)	0	(4,066)	(571)	(202)	(128)	(1)

10,359	28,583	10,000	10,000	11,711	11,548	14,521	10,423

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST Aggressive Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/20/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$83	$(2)	$1,790	$(9)
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(62)	(1)	10	49
Net change in unrealized gain (loss) on investments	4,122	265	15,806	443

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,143	262	17,606	483

CONTRACT OWNER TRANSACTIONS
Participant or contract holder net payments	12,396	682	88,130	1,935
Policy loans, net of repayment and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	8,857	0	108,149

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,396	9,539	88,130	110,084

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	8,111	0	9,771

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,539	17,912	105,736	120,338

NET ASSETS
Beginning of period	17,912	0	120,338	0

End of period	$34,451	$17,912	$226,074	$120,338

Beginning units	17,649	0	119,881	0

Units issued	12,636	17,660	94,671	130,362
Units redeemed	(673)	(11)	(10,868)	(10,481)

Ending units	29,612	17,649	203,684	119,881

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
JPMorgan Insurance Trust U.S. Equity Portfolio		JPMorgan Insurance Trust International Equity Portfolio		JPMorgan Insurance Trust Small Cap Portfolio
01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009	01/01/2010 to 12/31/2010	04/24/2009* to 12/31/2009

$184	$(129)	$(61)	$335	$(84)	$(14)
0	0	0	0	0	0
(39)	(8,346)	(19)	(4)	93	196
5,450	2,908	2,143	(2,259)	4,615	1,576

5,595	(5,567)	2,063	(1,928)	4,624	1,758

1,560	390	1,060	231	557	261
0	0	0	0	0	0
0	(42,332)	0	0	0	(2,055)
0	88,597	0	30,571	0	16,539

1,562	46,655	1,063	30,802	561	14,745

0	0	0	0	0	0

7,155	41,088	3,123	28,874	5,181	16,503

41,088	0	28,874	0	16,503	0

$48,243	$41,088	$31,997	$28,874	$21,684	$16,503

4,245	0	2,248	0	1,189	0

1,447	10,869	378	2,384	753	1,761
(1,284)	(6,624)	(291)	(136)	(707)	(572)

4,408	4,245	2,335	2,248	1,235	1,189

The accompanying notes are an integral part of these financial statements.

A46

NOTES TO FINANCIAL STATEMENTS OF

THE GROUP VARIABLE UNIVERSAL LIFE AND PRU BENEFIT SELECT SUBACCOUNTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

December 31, 2010

Note 1:	General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person or entity entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and three subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund

Money Market Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Conservative Balanced Portfolio

Value Portfolio

High Yield Bond Portfolio

Natural Resources Portfolio

Government Income Portfolio

Stock Index Portfolio

Global Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Small Capitalization Stock Portfolio

SP Strategic Partners Focused Growth Portfolio

SP Growth Asset Allocation Portfolio

Invesco Variable Insurance

Core Equity Fund

International Growth Fund

Small Cap Equity Fund

Utilities Fund

Government Securities Fund

Alliance Bernstein Variable Product Series

Real Estate Investment Portfolio

International Growth Portfolio

International Value Portfolio

Small Cap Growth Portfolio

American Century Variable Portfolios

Balanced Fund

International Fund

Value Fund

Advanced Series Trust

AST Balanced Asset Allocation Portfolio

AST Aggressive Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

Dreyfus Variable Investment

Opportunistic Small Cap Portfolio

International Equity Portfolio

DWS Variable Series I

Bond VIP

Capital Growth VIP

DWS Variable Series II

Blue Chip VIP

Dreman Strategic Value VIP

Dreman Small Mid Cap Value VIP

Global Thematic VIP

Government & Agency Securities VIP

High Income VIP

Strategic Income VIP

Technology VIP

DWS Investment VIT Funds

Small Cap Index VIP

Fidelity Variable Insurance

Contrafund Portfolio – Service Class

Equity-Income Portfolio – Service Class

Index 500 Portfolio – Service Class

Investment Grade Bond Portfolio –

Service Class

Mid Cap Portfolio – Service Class

Money Market Portfolio

Overseas Portfolio – Service Class

Value Leaders Portfolio

Value Strategies Portfolio – Service Class

Freedom 2015 Portfolio

Freedom 2020 Portfolio – Service Class

Freedom 2025 Portfolio

Freedom 2030 Portfolio

Franklin Templeton

Developing Markets Securities

Fund – Class 2

Foreign Securities Fund – Class 2

Large Cap Value Securities Fund

Small Cap Value Securities Fund – Class 2

Strategic Income Securities Fund – Class 2

A47

Note 1:	General (Continued)

Mutual Global Discovery Securities Fund – Class 2

Global Asset Allocation Fund – Class 2

Global Bond Securities Fund – Class 2

Growth Securities Fund

Janus Aspen Series

Worldwide Portfolio – Institutional Shares

Janus Portfolio – Institutional Shares

Overseas Portfolio – Institutional Shares

Enterprise Portfolio – Institutional Shares

JPMorgan Insurance Trust

Core Bond Portfolio

U.S. Equity Portfolio

International Equity Portfolio

Small Cap Portfolio

Intrepid Mid Cap Portfolio

Lazard Retirement Series

U.S. Small-Mid Cap Equity Portfolio

Emerging Markets Equity Portfolio

International Equity Portfolio

MFS Variable Insurance Trust

Research Series Portfolio

Strategic Income Series Portfolio

Research Bond Series Portfolio

Neuberger Berman Advisors Management Trust

Short Duration Bond Portfolio

Partners Portfolio

Mid-Cap Growth Portfolio

Socially Responsive Portfolio

Growth Portfolio

PIMCO Variable Insurance Trust

All Asset Portfolio

Global Bond Portfolio

Long-Term U.S. Government Portfolio
Low Duration Portfolio

Real Return Portfolio

Short-Term Portfolio

Total Return Portfolio

Royce Capital Fund

Micro-Cap Portfolio

Small-Cap Portfolio

T. Rowe Price

Mid-Cap Growth Portfolio

New America Growth Portfolio

Equity Income Portfolio

Personal Strategy Balanced Portfolio

International Stock Portfolio

Van Eck

VIP Multi-Manager Alternatives Fund

VIP Emerging Markets Fund

VIP Global Hard Assets Fund

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts.

The transfers occurred as follows:

April 30, 2010	Removed Portfolio	Surviving Portfolio
	Franklin Templeton Global Asset Allocation Fund – Class 2	Fidelity VIP Money Market Portfolio
Shares	2,721	286,702
Net Asset Value	$8.28	$1.00
Net assets before merger	$22,534	$264,168
Net assets after merger	$0	$286,702

The following table sets forth the dates on which expirations took place in the Account for funds containing only seed money.

As of the date of expiration, the seed money was returned to Prudential.

Date	Fund	Seed Money
January 21, 2010	Prudential SP Strategic Partners Focused Growth Portfolio	$10,136

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of the mutual funds. Additional information on these portfolios of the mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A48

Note 2:	Significant Accounting Policies (Continued)

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

Level 3—Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Proprietary Funds (PruSeries & AST)	$0	$32,090,020	$0	$32,090,020
Dreyfus Variable Investment Opportunistic Small Cap Portfolio	$0	$8,493,707	$0	$8,493,707
AllianceBernstein VPS International Value Portfolio	$0	$81,685	$0	$81,685
DWS Small Cap Index VIP	$0	$22,053	$0	$22,053

A49

Note 3:	Fair Value (Continued)

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Franklin Templeton Foreign Securities Fund – Class 2	$0	$4,458,742	$0	$4,458,742
Franklin Templeton Developing Markets Securities Fund – Class 2	$0	$3,931,634	$0	$3,931,634
Janus Aspen Worldwide Portfolio – Institutional Shares	$0	$530,020	$0	$530,020
Janus Aspen Janus Portfolio – Institutional Shares	$0	$106,410	$0	$106,410
Janus Aspen Overseas Portfolio – Institutional Shares	$0	$230,038	$0	$230,038
Janus Aspen Enterprise Portfolio – Institutional Shares	$0	$2,885,319	$0	$2,885,319
AllianceBernstein VPS Real Estate Investment Portfolio	$0	$72,331	$0	$72,331
Dreyfus Variable Investment Fund International Equity Portfolio	$0	$171,837	$0	$171,837
Franklin Templeton Growth Securities Fund	$0	$15,186	$0	$15,186
DWS Bond VIP	$0	$10,007	$0	$10,007
Invesco V.I. Core Equity Fund	$0	$12,523	$0	$12,523
Van Eck VIP Emerging Markets Fund	$0	$12,082	$0	$12,082
DWS Capital Growth VIP	$0	$178,147	$0	$178,147
Franklin Templeton Mutual Global Discovery Securities Fund – Class 2	$0	$66,880	$0	$66,880
Fidelity VIP Investment Grade Bond Portfolio – Service Class	$0	$12,301	$0	$12,301
AllianceBernstein VPS International Growth Portfolio	$0	$62,730	$0	$62,730
Invesco V.I. International Growth Fund	$0	$43,412	$0	$43,412
Franklin Templeton Large Cap Value Securities Fund	$0	$50,508	$0	$50,508
Franklin Templeton Global Bond Securities Fund – Class 2	$0	$188,370	$0	$188,370
Franklin Templeton Strategic Income Securities Fund – Class 2	$0	$40,552	$0	$40,552
Van Eck VIP Global Hard Assets Fund	$0	$14,320	$0	$14,320
AllianceBernstein VPS Small Cap Growth Portfolio	$0	$133,766	$0	$133,766
Invesco V.I. Small Cap Equity Fund	$0	$33,262	$0	$33,262
Franklin Templeton Small Cap Value Securities Fund – Class 2	$0	$255,567	$0	$255,567
Van Eck VIP Multi-Manager Alternatives Fund	$0	$10,235	$0	$10,235
Invesco V.I. Utilities Fund	$0	$9,151	$0	$9,151
Invesco V.I. Government Securities Fund	$0	$10,612	$0	$10,612
JPMorgan Insurance Trust Core Bond Portfolio	$0	$32,859	$0	$32,859
JPMorgan Insurance Trust U.S. Equity Portfolio	$0	$48,243	$0	$48,243
JPMorgan Insurance Trust International Equity Portfolio	$0	$31,997	$0	$31,997
JPMorgan Insurance Trust Small Cap Portfolio	$0	$21,684	$0	$21,684

During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$783,545	$(1,228,632)
Prudential Flexible Managed Portfolio	$799,987	$(929,718)

A50

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential Stock Index Portfolio	$1,910,531	$(3,359,756)
Prudential Equity Portfolio	$872,858	$(1,348,413)
Neuberger Berman AMT Short Duration Bond Portfolio	$425,899	$(417,000)
DWS High Income Portfolio	$833,674	$(596,243)
MFS – Research Series Portfolio	$807,766	$(1,156,088)
Dreyfus Variable Investment Opportunistic Small Cap Portfolio	$1,498,003	$(2,054,084)
Franklin Templeton Foreign Securities Fund – Class 2	$996,083	$(1,154,040)
Franklin Templeton Developing Markets Securities Fund – Class 2	$803,023	$(814,156)
Prudential Diversified Bond Portfolio	$31,709	$(214,364)
Prudential High Yield Bond Portfolio	$77,576	$(68,219)
Prudential Value Portfolio	$80,071	$(85,862)
Prudential Jennison Portfolio	$493,646	$(498,324)
Prudential Global Portfolio	$44,197	$(165,566)
American Century VP Balanced Fund	$4,028	$(2,332)
American Century VP International Fund	$4,202	$(1,324)
American Century VP Value Fund	$16,217	$(46,849)
T.Rowe Price Mid-Cap Growth Portfolio	$1,184,071	$(647,328)
T.Rowe Price New America Growth Portfolio	$100,854	$(41,788)
Prudential Small Capitalization Stock Portfolio	$279,880	$(193,305)
MFS VIT Research Bond Series Portfolio	$3,190	$(88,463)
T.Rowe Price Equity Income Portfolio	$1,516,205	$(1,422,300)
Neuberger Berman AMT Partners Portfolio	$63,073	$(21,891)
Janus Aspen Worldwide Portfolio – Institutional Shares	$1,738	$(118,321)
MFS VIT Strategic Income Series Portfolio	$2,653	$(4,487)
Janus Aspen Janus Portfolio – Institutional Shares	$16,558	$(25,825)
Janus Aspen Overseas Portfolio – Institutional Shares	$28,045	$(42,568)
Lazard U.S. Small Mid Cap Equity Portfolio	$11,835	$(14,277)
Janus Aspen Enterprise Portfolio – Institutional Shares	$668,487	$(911,921)
AllianceBernstein Real Estate Investment Portfolio	$43,312	$(18,330)
DWS Government & Agency Securities VIP	$782	$(3,908)
Prudential Conservative Balanced Portfolio	$584,487	$(433,361)
Prudential Jennison 20/20 Focus Portfolio	$50,312	$(9,644)
Dreyfus Variable Investment Fund International Equity Portfolio	$163,714	$(31,384)
DWS Dreman Small Mid Cap Value VIP Portfolio	$28,153	$(9,243)
Lazard Retirement Emerging Markets Equity Portfolio	$1,213,673	$(32,114)
T. Rowe Price Personal Strategy Balanced Portfolio	$96,399	$(30,862)
Franklin Templeton Growth Securities Fund	$—	$(63)
Neuberger Berman Advisers Management Trust Growth Portfolio	$—	$(66)
Prudential Government Income Portfolio	$39	$(65)
T. Rowe Price International Stock Portfolio	$—	$(77)
DWS Bond VIP	$—	$—
AIM V.I. Core Equity Fund	$1,900	$(2,462)
Van Eck Global Worldwide Emerging Markets Fund	$—	$—
Fidelity VIP Equity-Income Portfolio – Service Class	$14,933	$(797)
DWS Dreman Strategic Income VIP	$—	$—
PIMCO Long-Term U.S Portfolio	$17,271	$(1,278)
PIMCO Real Return Portfolio	$—	$(90,520)
DWS Global Thematic VIP	$—	$—
DWS Capital Growth VIP	$76,283	$(53,971)
PIMCO All Asset Portfolio	$—	$—
Franklin Templeton Mutual Discovery Securities Fund – Class 2	$37,952	$(3,521)
PIMCO Global Bond Portfolio	$—	$—
PIMCO Total Return Portfolio	$18,542	$(145,284)
Fidelity VIP Investment Grade Bond Portfolio – Service Class	$—	$—
Fidelity VIP Overseas Portfolio – Service Class	$—	$—
AllianceBernstein VPS International Growth Portfolio	$60,974	$(19,240)
AllianceBernstein VPS International Value Portfolio	$46,317	$(11,434)
Fidelity VIP Freedom 2015 Portfolio	$69,048	$(48,439)
Prudential SP Strategic Partners Focused Growth Portfolio	$—	$(10,135)
AIM V.I. International Growth Fund	$17,032	$(867)
Franklin Templeton Large Cap Value Securities Fund	$18,931	$(599)

A51

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Franklin Templeton Global Bond Fund – Class 2	$80,756	$(22,794)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$51,256	$(86,490)
Neuberger Berman AMT Mid-Cap Growth Portfolio	$44,647	$(1,675)
Fidelity VIP Mid Cap Portfolio – Service Class	$50,987	$(12,793)
Franklin Templeton Strategic Income Securities Fund – Class 2	$14,530	$(24,091)
Fidelity VIP Value Strategies Portfolio – Service Class	$37,829	$(2,133)
Fidelity VIP Money Market Portfolio	$182,688	$(144,211)
DWS Blue Chip VIP	$—	$—
Neuberger Berman AMT Socially Responsive Portfolio	$—	$—
Prudential SP Growth Asset Allocation Portfolio	$12,082	$(524)
Fidelity VIP Freedom 2025 Portfolio	$5,121	$(43,406)
Fidelity VIP Contrafund Portfolio – Service Class	$20,010	$(7,337)
Prudential Natural Resources Portfolio	$164	$(94)
Van Eck Worldwide Hard Assets Fund	$—	$—
Fidelity VIP Freedom 2020 Portfolio – Service Class	$5,202	$(932)
Fidelity VIP Index 500 Portfolio – Service Class	$264,929	$(164,238)
PIMCO Low Duration Portfolio	$57,043	$(12,492)
PIMCO Short-Term Portfolio	$208,848	$(7,353)
DWS Dreman High Return Equity VIP	$17,294	$(1,701)
DWS Small Cap Index VIP	$28,365	$(20,636)
Franklin Templeton Global Asset Allocation Fund – Class 2	$5,735	$(30,566)
Royce Micro-Cap Portfolio	$33,614	$(5,060)
Royce Small-Cap Portfolio	$3,525	$(400)
AllianceBernstein VPS Small Cap Growth Portfolio	$97,876	$(34,206)
AIM V.I. Small Cap Equity Fund	$8,982	$(323)
Franklin Templeton Small Cap Value Securities Fund – Class 2	$107,155	$(47,350)
Van Eck Multi Manager Alternatives Fund	$—	$—
Fidelity VIP Freedom 2030 Portfolio	$5,087	$(2,288)
DWS Technology VIP	$—	$—
AIM V.I. Utilities Fund	$—	$—
Fidelity VIP Value Leaders Portfolio	$—	$—
Lazard Retirement International Equity Portfolio	$43,917	$(64,971)
AIM V.I. Government Securities Fund	$—	$—
JP Morgan Insurance Trust Core Bond Portfolio	$3,679	$(1,623)
AST Balanced Asset Allocation Portfolio	$4,358	$(118)
AST Aggressive Asset Allocation Portfolio	$12,985	$(628)
AST Preservation Asset Allocation Portfolio	$98,823	$(11,069)
JP Morgan Insurance Trust U.S. Equity Portfolio	$2,282	$(916)
JP Morgan Insurance Trust International Equity Portfolio	$1,636	$(705)
JP Morgan Insurance Trust Small Cap Portfolio	$2,182	$(1,708)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping. administrative, and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which

A52

Note 6:	Related Party Transactions (Continued)

acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

The following table was developed by determining which products offered by The Prudential Variable Contract Account GI-2 and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by GI-2 as contract holders may not have selected all available and applicable contract options.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2010, 2009, 2008, 2007 and 2006 were as follows:

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2010	285	$13.54	to	$13.54	$3,863	0.03%	0.45%		-0.41%	to	-0.41%
December 31, 2009	317	$13.60	to	$13.60	$4,307	0.41%	0.45%		-0.07%	to	-0.07%
December 31, 2008	355	$13.61	to	$13.61	$4,829	2.59%	0.45%		2.18%	to	2.18%
December 31, 2007	324	$13.32	to	$13.32	$4,315	4.94%	0.45%		4.63%	to	4.63%
December 31, 2006	341	$12.73	to	$12.73	$4,339	4.65%	0.45%		4.26%	to	4.26%

	Prudential Flexible Managed Portfolio
December 31, 2010	278	$1.38	to	$14.64	$3,944	2.26%	0.45%	*	11.54%	to	12.03%
December 31, 2009	287	$1.23	to	$13.13	$3,649	3.50%	0.45%	*	19.47%	to	23.00%
December 31, 2008	267	$10.99	to	$10.99	$2,931	2.93%	0.45%		-25.19%	to	-25.19%
December 31, 2007	260	$14.69	to	$14.69	$3,824	2.46%	0.45%		5.91%	to	5.91%
December 31, 2006	252	$13.87	to	$13.87	$3,497	1.94%	0.45%		11.67%	to	11.67%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Stock Index Portfolio
December 31, 2010	1,032	$12.82	to	$12.82	$13,230	1.79%	0.45%		14.07%	to	14.07%
December 31, 2009	1,151	$11.24	to	$11.24	$12,933	2.81%	0.45%		25.59%	to	25.59%
December 31, 2008	1,125	$8.95	to	$8.95	$10,081	2.24%	0.45%		-37.28%	to	-37.28%
December 31, 2007	1,096	$14.27	to	$14.27	$15,632	1.65%	0.45%		4.70%	to	4.70%
December 31, 2006	1,088	$13.63	to	$13.63	$14,829	1.67%	0.45%		15.02%	to	15.02%

	Prudential Equity Portfolio
December 31, 2010	367	$1.05	to	$14.45	$5,122	0.80%	0.45%	*	11.40%	to	11.90%
December 31, 2009	415	$0.94	to	$12.97	$5,070	1.62%	0.45%	*	37.54%	to	38.24%
December 31, 2008	393	$0.68	to	$9.43	$3,618	1.43%	0.45%	*	-38.45%	to	-38.18%
December 31, 2007	370	$1.10	to	$15.32	$5,525	1.11%	0.45%		8.81%	to	10.00%
December 31, 2006	348	$14.08	to	$14.08	$4,898	1.13%	0.45%		12.10%	to	12.10%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A53

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Neuberger Berman AMT Short Duration Bond Portfolio
December 31, 2010	104	$14.06	to	$14.06	$1,456	5.49%	0.45%		4.81%	to	4.81%
December 31, 2009	103	$13.41	to	$13.41	$1,375	8.14%	0.45%		12.78%	to	12.78%
December 31, 2008	103	$11.89	to	$11.89	$1,230	4.92%	0.45%		-13.84%	to	-13.84%
December 31, 2007	97	$13.80	to	$13.80	$1,344	2.90%	0.45%		4.31%	to	4.31%
December 31, 2006	86	$13.23	to	$13.23	$1,138	3.30%	0.45%		3.76%	to	3.76%

	DWS High Income Portfolio
December 31, 2010	193	$17.13	to	$17.13	$3,298	7.64%	0.45%		13.49%	to	13.49%
December 31, 2009	177	$15.09	to	$15.09	$2,672	10.73%	0.45%		39.34%	to	39.34%
December 31, 2008	170	$10.83	to	$10.83	$1,841	11.23%	0.45%		-24.27%	to	-24.27%
December 31, 2007	163	$14.30	to	$14.30	$2,336	7.90%	0.45%		0.49%	to	0.49%
December 31, 2006	151	$14.23	to	$14.23	$2,146	7.63%	0.45%		9.97%	to	9.97%

	MFS VIT Research Series Portfolio
December 31, 2010	439	$13.27	to	$13.27	$5,827	0.95%	0.45%		15.38%	to	15.38%
December 31, 2009	468	$11.50	to	$11.50	$5,378	1.48%	0.45%		29.94%	to	29.94%
December 31, 2008	459	$8.85	to	$8.85	$4,062	0.54%	0.45%		-36.38%	to	-36.38%
December 31, 2007	447	$13.91	to	$13.91	$6,219	0.69%	0.45%		12.72%	to	12.72%
December 31, 2006	441	$12.34	to	$12.34	$5,438	0.51%	0.45%		9.98%	to	9.98%

	Dreyfus Opportunistic Small Cap Portfolio
December 31, 2010	569	$14.93	to	$14.93	$8,494	0.78%	0.45%		30.57%	to	30.57%
December 31, 2009	611	$11.44	to	$11.44	$6,992	1.66%	0.45%		25.58%	to	25.58%
December 31, 2008	568	$9.11	to	$9.11	$5,180	0.91%	0.45%		-37.90%	to	-37.90%
December 31, 2007	528	$14.67	to	$14.67	$7,751	0.76%	0.45%		-11.47%	to	-11.47%
December 31, 2006	523	$16.57	to	$16.57	$8,665	0.41%	0.45%		3.30%	to	3.30%

	Franklin Templeton Foreign Securities Fund – Class 2
December 31, 2010	283	$15.78	to	$15.78	$4,459	1.92%	0.45%		7.92%	to	7.92%
December 31, 2009	294	$14.62	to	$14.62	$4,295	3.01%	0.45%		36.51%	to	36.51%
December 31, 2008	284	$10.71	to	$10.71	$3,046	2.36%	0.45%		-40.66%	to	-40.66%
December 31, 2007	260	$18.05	to	$18.05	$4,700	1.96%	0.45%		14.97%	to	14.97%
December 31, 2006	235	$15.70	to	$15.70	$3,683	1.24%	0.45%		20.86%	to	20.86%

	Franklin Templeton Developing Markets Securities Fund – Class 2
December 31, 2010	110	$35.74	to	$35.74	$3,932	1.62%	0.45%		17.07%	to	17.07%
December 31, 2009	110	$30.53	to	$30.53	$3,356	3.75%	0.45%		71.90%	to	71.90%
December 31, 2008	102	$17.76	to	$17.76	$1,818	2.61%	0.45%		-52.92%	to	-52.92%
December 31, 2007	94	$37.72	to	$37.72	$3,560	2.31%	0.45%		28.21%	to	28.21%
December 31, 2006	84	$29.42	to	$29.42	$2,460	1.10%	0.45%		27.52%	to	27.52%

	Prudential Diversified Bond Portfolio
December 31, 2010	47	$1.34	to	$19.78	$610	4.20%	0.45%	*	10.08%	to	10.57%
December 31, 2009	54	$1.21	to	$17.97	$726	4.75%	0.45%	*	19.96%	to	21.00%
December 31, 2008	50	$1.00	to	$14.98	$611	5.14%	0.45%	*	-3.85%	to	-3.85%
December 31, 2007	53	$1.04	to	$15.58	$685	5.10%	0.45%	*	4.00%	to	5.20%
December 31, 2006	41	$14.81	to	$14.81	$600	4.87%	0.45%		4.52%	to	4.52%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential High Yield Bond Portfolio
December 31, 2010	44	$1.31	to	$19.17	$654	8.36%	0.45%	*	13.55%	to	14.05%
December 31, 2009	58	$1.15	to	$16.88	$564	9.51%	0.45%	*	46.53%	to	47.16%
December 31, 2008	42	$0.78	to	$11.52	$377	8.72%	0.45%	*	-22.63%	to	-22.00%
December 31, 2007	43	$1.00	to	$14.89	$498	7.04%	0.45%	*	0.00%	to	2.20%
December 31, 2006	38	$14.57	to	$14.57	$549	7.85%	0.45%		9.79%	to	9.79%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Value Portfolio
December 31, 2010	52	$0.97	to	$18.77	$355	0.88%	0.45%	*	13.35%	to	13.86%
December 31, 2009	82	$0.85	to	$16.56	$319	2.00%	0.45%	*	41.42%	to	41.67%
December 31, 2008	26	$0.60	to	$11.71	$195	1.85%	0.45%	*	-42.60%	to	-42.31%
December 31, 2007	27	$1.04	to	$20.40	$348	1.42%	0.45%	*	2.72%	to	4.00%
December 31, 2006	16	$19.86	to	$19.86	$323	1.51%	0.45%		19.42%	to	19.42%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A54

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Prudential Jennison Portfolio
December 31, 2010	184	$11.02	to	$11.02	$2,030	0.43%	0.45%		11.45%	to	11.45%
December 31, 2009	185	$9.89	to	$9.89	$1,824	0.69%	0.45%		42.51%	to	42.51%
December 31, 2008	181	$6.94	to	$6.94	$1,259	0.53%	0.45%		-37.59%	to	-37.59%
December 31, 2007	158	$11.12	to	$11.12	$1,755	0.32%	0.45%		11.53%	to	11.53%
December 31, 2006	137	$9.97	to	$9.97	$1,362	0.32%	0.45%		1.32%	to	1.32%

	Prudential Global Portfolio
December 31, 2010	84	$0.93	to	$13.18	$209	1.37%	0.45%	*	12.23%	to	12.74%
December 31, 2009	71	$0.83	to	$11.74	$300	2.97%	0.45%	*	30.88%	to	31.75%
December 31, 2008	32	$0.63	to	$8.97	$204	1.75%	0.45%	*	-43.23%	to	-42.73%
December 31, 2007	36	$1.10	to	$15.80	$422	1.07%	0.45%	*	10.00%	to	10.03%
December 31, 2006	29	$14.36	to	$14.36	$415	0.63%	0.45%		19.07%	to	19.07%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	American Century VP Balanced Fund
December 31, 2010	6	$14.21	to	$14.21	$87	1.91%	0.45%		11.14%	to	11.14%
December 31, 2009	6	$12.78	to	$12.78	$76	6.04%	0.45%		14.93%	to	14.93%
December 31, 2008	11	$11.12	to	$11.12	$126	2.55%	0.45%		-20.68%	to	-20.68%
December 31, 2007	12	$14.02	to	$14.02	$161	2.11%	0.45%		4.47%	to	4.47%
December 31, 2006	13	$13.42	to	$13.42	$168	1.88%	0.45%		9.11%	to	9.11%

	American Century VP International Fund
December 31, 2010	6	$13.67	to	$13.67	$78	2.25%	0.45%		12.79%	to	12.79%
December 31, 2009	5	$12.12	to	$12.12	$66	1.97%	0.45%		33.19%	to	33.19%
December 31, 2008	6	$9.10	to	$9.10	$55	0.81%	0.45%		-45.08%	to	-45.08%
December 31, 2007	6	$16.57	to	$16.57	$98	0.66%	0.45%		17.60%	to	17.60%
December 31, 2006	6	$14.09	to	$14.09	$82	1.53%	0.45%		24.47%	to	24.47%

	American Century VP Value Fund
December 31, 2010	17	$19.42	to	$19.42	$325	2.19%	0.45%		12.92%	to	12.92%
December 31, 2009	18	$17.20	to	$17.20	$317	5.63%	0.45%		19.36%	to	19.36%
December 31, 2008	22	$14.41	to	$14.41	$314	2.44%	0.45%		-27.11%	to	-27.11%
December 31, 2007	24	$19.77	to	$19.77	$483	1.55%	0.45%		-5.54%	to	-5.54%
December 31, 2006	24	$20.93	to	$20.93	$511	1.33%	0.45%		18.12%	to	18.12%

	T.Rowe Price Mid-Cap Growth Portfolio
December 31, 2010	140	$26.72	to	$26.72	$3,750	0.00%	0.45%		27.55%	to	27.55%
December 31, 2009	116	$20.95	to	$20.95	$2,435	0.13%	0.45%		45.08%	to	45.08%
December 31, 2008	100	$14.44	to	$14.44	$1,442	0.00%	0.45%		-40.06%	to	-40.06%
December 31, 2007	84	$24.09	to	$24.09	$2,028	0.25%	0.45%		17.00%	to	17.00%
December 31, 2006	69	$20.59	to	$20.59	$1,418	0.00%	0.45%		6.19%	to	6.19%

	T.Rowe Price New America Growth Portfolio
December 31, 2010	23	$12.77	to	$12.77	$292	0.22%	0.45%		19.12%	to	19.12%
December 31, 2009	18	$10.72	to	$10.72	$188	0.00%	0.45%		49.10%	to	49.10%
December 31, 2008	18	$7.19	to	$7.19	$131	0.00%	0.45%		-38.55%	to	-38.55%
December 31, 2007	17	$11.70	to	$11.70	$201	0.00%	0.45%		13.26%	to	13.26%
December 31, 2006	16	$10.33	to	$10.33	$162	0.05%	0.45%		6.94%	to	6.94%

	Prudential Small Capitalization Stock Portfolio
December 31, 2010	24	$26.05	to	$26.05	$614	0.57%	0.45%		25.37%	to	25.37%
December 31, 2009	19	$20.78	to	$20.78	$390	1.85%	0.45%		24.66%	to	24.66%
December 31, 2008	20	$16.67	to	$16.67	$330	1.15%	0.45%		-31.34%	to	-31.34%
December 31, 2007	20	$24.28	to	$24.28	$489	0.59%	0.45%		-0.98%	to	-0.98%
December 31, 2006	22	$24.52	to	$24.52	$530	0.54%	0.45%		14.15%	to	14.15%

	MFS VIT Research Bond Series Portfolio
December 31, 2010	11	$18.60	to	$18.60	$208	2.99%	0.45%		6.99%	to	6.99%
December 31, 2009	16	$17.38	to	$17.38	$275	4.63%	0.45%		15.64%	to	15.64%
December 31, 2008	18	$15.03	to	$15.03	$268	2.92%	0.45%		-2.84%	to	-2.84%
December 31, 2007	18	$15.47	to	$15.47	$279	3.13%	0.45%		3.76%	to	3.76%
December 31, 2006	22	$14.91	to	$14.91	$324	4.18%	0.45%		3.61%	to	3.61%

A55

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	T.Rowe Price Equity Income Portfolio
December 31, 2010	342	$15.75	to	$15.75	$5,379	1.95%	0.45%		14.51%	to	14.51%
December 31, 2009	333	$13.75	to	$13.75	$4,580	2.05%	0.45%		25.00%	to	25.00%
December 31, 2008	308	$11.00	to	$11.00	$3,395	2.41%	0.45%		-36.42%	to	-36.42%
December 31, 2007	270	$17.30	to	$17.30	$4,676	1.76%	0.45%		2.85%	to	2.85%
December 31, 2006	226	$16.82	to	$16.82	$3,802	1.62%	0.45%		18.45%	to	18.45%

	Neuberger Berman AMT Partners Portfolio
December 31, 2010	185	$0.91	to	$14.34	$186	0.76%	0.45%	*	15.15%	to	15.67%
December 31, 2009	130	$0.79	to	$12.45	$120	3.79%	0.45%	*	55.43%	to	56.23%
December 31, 2008	12	$0.50	to	$8.01	$20	0.52%	0.45%	*	-52.83%	to	-52.63%
December 31, 2007	12	$1.06	to	$16.91	$46	0.66%	0.45%	*	6.00%	to	8.82%
December 31, 2006	2	$15.54	to	$15.54	$31	0.84%	0.45%		11.80%	to	11.80%

* This expense ratio applies the Group Variable Universal Life Subaccount only.

	Janus Aspen Worldwide Portfolio – Institutional Shares
December 31, 2010	48	$11.00	to	$11.00	$530	0.62%	0.45%		15.32%	to	15.32%
December 31, 2009	59	$9.54	to	$9.54	$562	1.45%	0.45%		37.07%	to	37.07%
December 31, 2008	66	$6.96	to	$6.96	$458	1.22%	0.45%		-44.94%	to	-44.94%
December 31, 2007	71	$12.64	to	$12.64	$894	0.76%	0.45%		9.15%	to	9.15%
December 31, 2006	73	$11.58	to	$11.58	$841	1.78%	0.45%		17.68%	to	17.68%

	MFS VIT Strategic Income Series Portfolio
December 31, 2010	4	$18.50	to	$18.50	$79	4.84%	0.45%		9.62%	to	9.62%
December 31, 2009	4	$16.88	to	$16.88	$74	12.02%	0.45%		23.75%	to	23.75%
December 31, 2008	6	$13.64	to	$13.64	$77	6.20%	0.45%		-12.45%	to	-12.45%
December 31, 2007	6	$15.58	to	$15.58	$88	5.05%	0.45%		3.18%	to	3.18%
December 31, 2006	6	$15.10	to	$15.10	$92	5.23%	0.45%		6.26%	to	6.26%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2010	10	$10.84	to	$10.84	$106	1.06%	0.45%		14.01%	to	14.01%
December 31, 2009	11	$9.51	to	$9.51	$102	0.55%	0.45%		35.86%	to	35.86%
December 31, 2008	11	$7.00	to	$7.00	$77	0.72%	0.45%		-40.02%	to	-40.02%
December 31, 2007	12	$11.67	to	$11.67	$144	0.72%	0.45%		14.52%	to	14.52%
December 31, 2006	15	$10.19	to	$10.19	$149	0.49%	0.45%		10.88%	to	10.88%

	Janus Aspen Overseas Portfolio – Institutional Shares
December 31, 2010	8	$29.30	to	$29.30	$230	0.69%	0.45%		24.76%	to	24.76%
December 31, 2009	8	$23.49	to	$23.49	$198	0.58%	0.45%		78.77%	to	78.77%
December 31, 2008	8	$13.14	to	$13.14	$112	1.17%	0.45%		-52.34%	to	-52.34%
December 31, 2007	9	$27.57	to	$27.57	$257	0.64%	0.45%		27.76%	to	27.76%
December 31, 2006	9	$21.58	to	$21.58	$205	2.06%	0.45%		46.40%	to	46.40%

	Lazard U.S. Small Mid Cap Equity Portfolio
December 31, 2010	5	$18.23	to	$18.23	$82	0.31%	0.45%		23.18%	to	23.18%
December 31, 2009	5	$14.80	to	$14.80	$69	0.00%	0.45%		52.11%	to	52.11%
December 31, 2008	5	$9.73	to	$9.73	$44	0.00%	0.45%		-36.78%	to	-36.78%
December 31, 2007	4	$15.39	to	$15.39	$62	0.00%	0.45%		-7.62%	to	-7.62%
December 31, 2006	4	$16.66	to	$16.66	$59	0.00%	0.45%		15.61%	to	15.61%

	Janus Aspen Enterprise Portfolio – Institutional Shares
December 31, 2010	206	$14.01	to	$14.01	$2,885	0.07%	0.45%		25.30%	to	25.30%
December 31, 2009	226	$11.18	to	$11.18	$2,531	0.00%	0.45%		44.26%	to	44.26%
December 31, 2008	206	$7.75	to	$7.75	$1,602	0.27%	0.45%		-44.00%	to	-44.00%
December 31, 2007	176	$13.84	to	$13.84	$2,436	0.23%	0.45%		21.51%	to	21.51%
December 31, 2006	143	$11.39	to	$11.39	$1,624	0.00%	0.45%		13.11%	to	13.11%

	AllianceBernstein Real Estate Investment Portfolio
December 31, 2010	13	$0.85	to	$25.43	$72	1.29%	0.45%	*	25.79%	to	26.34%
December 31, 2009	11	$0.68	to	$20.22	$36	2.84%	0.45%	*	28.95%	to	30.77%
December 31, 2008	11	$0.52	to	$15.68	$24	2.20%	0.45%	*	-36.00%	to	-35.80%
December 31, 2007	13	$0.81	to	$24.50	$78	1.37%	0.45%	*	-19.00%	to	-14.93%
December 31, 2006	3	$28.80	to	$28.80	$80	1.97%	0.45%		34.64%	to	34.64%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A56

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	DWS Government & Agency Securities Portfolio VIP
December 31, 2010	11	$1.26	to	$14.93	$20	4.68%	0.45%	*	6.13%	to	6.61%
December 31, 2009	11	$1.18	to	$14.06	$22	4.32%	0.45%	*	7.57%	to	8.26%
December 31, 2008	11	$1.09	to	$13.07	$20	4.76%	0.45%	*	4.48%	to	4.81%
December 31, 2007	11	$1.04	to	$12.51	$20	4.92%	0.45%	*	4.00%	to	5.48%
December 31, 2006	1	$11.86	to	$11.86	$11	3.66%	0.45%		3.67%	to	3.67%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Conservative Balanced Portfolio
December 31, 2010	91	$1.36	to	$13.34	$1,056	2.26%	0.45%	*	11.25%	to	11.74%
December 31, 2009	76	$1.21	to	$12.00	$803	3.84%	0.45%	*	19.52%	to	21.00%
December 31, 2008	66	$10.04	to	$10.04	$665	3.17%	0.45%		-21.75%	to	-21.75%
December 31, 2007	47	$12.83	to	$12.83	$601	3.73%	0.45%		5.60%	to	5.60%
December 31, 2006	29	$12.15	to	$12.15	$348	2.43%	0.45%		9.95%	to	9.95%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Jennison 20/20 Focus Portfolio**** (became available January 20, 2009)
December 31, 2010	4	$12.87	to	$12.87	$46	0.00%	0.45%		7.34%	to	7.34%
December 31, 2009	0	$11.99	to	$11.99	$1	0.00%	0.45%		19.90%	to	19.90%

	Dreyfus Variable International Equity Portfolio (became available January 20, 2009)
December 31, 2010	14	$12.73	to	$12.73	$172	1.49%	0.45%		9.54%	to	9.54%
December 31, 2009	2	$11.62	to	$11.62	$25	0.00%	0.45%		16.20%	to	16.20%

	DWS Dreman Small Mid Cap Value VIP Portfolio**** (became available January 20, 2009)
December 31, 2010	2	$14.58	to	$14.58	$27	0.91%	0.45%		22.52%	to	22.52%
December 31, 2009	0	$11.90	to	$11.90	$5	0.00%	0.45%		19.00%	to	19.00%

	Lazard Retirement Emerging Markets Equity Portfolio (became available January 20, 2009)
December 31, 2010	101	$1.91	to	$14.25	$1,322	3.17%	0.45%	*	22.15%	to	22.69%
December 31, 2009	10	$1.56	to	$11.67	$19	4.30%	0.45%	*	16.70%	to	56.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	T. Rowe Price Personal Strategy Balanced Portfolio (became available January 20, 2009)
December 31, 2010	7	$12.36	to	$12.36	$81	2.87%	0.45%		13.20%	to	13.20%
December 31, 2009	1	$10.91	to	$10.91	$10	2.21%	0.45%		9.10%	to	9.10%

	Franklin Templeton Growth Securities Fund (became available February 10, 2009)
December 31, 2010	1	$15.19	to	$15.19	$15	1.36%	0.45%		6.91%	to	6.91%
December 31, 2009	1	$14.20	to	$14.20	$14	3.10%	0.45%		42.00%	to	42.00%

	Neuberger Berman Advisers Management Trust Growth Portfolio (became available February 10, 2009)
December 31, 2010	1	$17.53	to	$17.53	$18	0.00%	0.45%		30.76%	to	30.76%
December 31, 2009	1	$13.41	to	$13.41	$13	0.00%	0.45%		34.10%	to	34.10%

	Prudential Government Income Portfolio (became available February 10, 2009)
December 31, 2010	1	$11.43	to	$11.43	$11	2.89%	0.45%		6.51%	to	6.51%
December 31, 2009	1	$10.73	to	$10.73	$11	3.09%	0.45%		7.30%	to	7.30%

	T. Rowe Price International Stock Portfolio (became available February 10, 2009)
December 31, 2010	1	$19.01	to	$19.01	$19	0.96%	0.45%		13.95%	to	13.95%
December 31, 2009	1	$16.68	to	$16.68	$17	2.73%	0.45%		66.80%	to	66.80%

A57

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	DWS Bond VIP (became available March 26, 2007)
December 31, 2010	10	$1.00	to	$1.00	$10	4.27%	0.00%	6.79%	to	6.79%
December 31, 2009	10	$0.94	to	$0.94	$9	8.19%	0.00%	10.59%	to	10.59%
December 31, 2008	10	$0.85	to	$0.85	$9	5.51%	0.00%	-16.67%	to	-16.67%
December 31, 2007	10	$1.02	to	$1.02	$10	4.68%	0.00%	2.00%	to	2.00%

	AIM V.I. Core Equity Fund (became available March 26, 2007)
December 31, 2010	12	$1.03	to	$1.03	$13	0.96%	0.00%	9.56%	to	9.56%
December 31, 2009	13	$0.94	to	$0.94	$12	2.36%	0.00%	27.03%	to	27.03%
December 31, 2008	10	$0.74	to	$0.74	$7	2.24%	0.00%	-29.52%	to	-29.52%
December 31, 2007	10	$1.05	to	$1.05	$11	1.12%	0.00%	5.00%	to	5.00%

	Van Eck Worldwide Emerging Markets Fund (became available April 9, 2007)
December 31, 2010	10	$1.21	to	$1.21	$12	0.57%	0.00%	26.84%	to	26.84%
December 31, 2009	10	$0.95	to	$0.95	$10	0.16%	0.00%	111.11%	to	111.11%
December 31, 2008	10	$0.45	to	$0.45	$4	0.00%	0.00%	-64.57%	to	-64.57%
December 31, 2007	10	$1.27	to	$1.27	$13	0.00%	0.00%	27.00%	to	27.00%

	Fidelity VIP Equity-Income Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	47	$0.82	to	$0.82	$39	2.19%	0.00%	15.09%	to	15.09%
December 31, 2009	28	$0.71	to	$0.71	$20	3.08%	0.00%	29.09%	to	29.09%
December 31, 2008	10	$0.55	to	$0.55	$5	2.50%	0.00%	-42.71%	to	-42.71%
December 31, 2007	10	$0.96	to	$0.96	$10	1.91%	0.00%	-4.00%	to	-4.00%

	DWS Dreman Strategic Income VIP (became available March 26, 2007)
December 31, 2010	10	$1.29	to	$1.29	$13	6.35%	0.00%	10.05%	to	10.05%
December 31, 2009	10	$1.17	to	$1.17	$12	5.00%	0.00%	21.88%	to	21.88%
December 31, 2008	10	$0.96	to	$0.96	$10	6.12%	0.00%	-7.69%	to	-7.69%
December 31, 2007	10	$1.04	to	$1.04	$10	5.97%	0.00%	4.00%	to	4.00%

	PIMCO Long-Term U.S Portfolio (became available April 9, 2007)
December 31, 2010	34	$1.37	to	$1.37	$46	3.64%	0.00%	11.61%	to	11.61%
December 31, 2009	22	$1.23	to	$1.23	$27	3.79%	0.00%	-3.91%	to	-3.91%
December 31, 2008	10	$1.28	to	$1.28	$13	3.72%	0.00%	17.43%	to	17.43%
December 31, 2007	10	$1.09	to	$1.09	$11	3.63%	0.00%	9.00%	to	9.00%

	PIMCO Real Return Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.29	to	$1.29	$13	1.44%	0.00%	8.10%	to	8.10%
December 31, 2009	82	$1.20	to	$1.20	$99	2.23%	0.00%	18.81%	to	18.81%
December 31, 2008	10	$1.01	to	$1.01	$10	3.53%	0.00%	-7.34%	to	-7.34%
December 31, 2007	10	$1.09	to	$1.09	$11	3.58%	0.00%	9.00%	to	9.00%

	DWS Global Thematic VIP (became available March 26, 2007)
December 31, 2010	10	$0.87	to	$0.87	$9	0.95%	0.00%	13.65%	to	13.65%
December 31, 2009	10	$0.77	to	$0.77	$8	1.49%	0.00%	45.28%	to	45.28%
December 31, 2008	10	$0.53	to	$0.53	$5	1.52%	0.00%	-48.04%	to	-48.04%
December 31, 2007	10	$1.02	to	$1.02	$10	0.60%	0.00%	2.00%	to	2.00%

	DWS Capital Growth VIP (became available March 26, 2007)
December 31, 2010	162	$1.10	to	$1.10	$178	0.99%	0.00%	16.71%	to	16.71%
December 31, 2009	140	$0.94	to	$0.94	$131	0.25%	0.00%	27.03%	to	27.03%
December 31, 2008	10	$0.74	to	$0.74	$7	1.05%	0.00%	-32.73%	to	-32.73%
December 31, 2007	10	$1.10	to	$1.10	$11	0.59%	0.00%	10.00%	to	10.00%

	PIMCO All Asset Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.22	to	$1.22	$12	7.40%	0.00%	13.09%	to	13.09%
December 31, 2009	10	$1.08	to	$1.08	$11	7.22%	0.00%	21.35%	to	21.35%
December 31, 2008	10	$0.89	to	$0.89	$9	6.15%	0.00%	-16.04%	to	-16.04%
December 31, 2007	10	$1.06	to	$1.06	$11	6.96%	0.00%	6.00%	to	6.00%

A58

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Franklin Templeton Mutual Discovery Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2010	63	$1.06	to	$1.06	$67	1.56%	0.00%		11.96%	to	11.96%
December 31, 2009	28	$0.94	to	$0.94	$26	1.34%	0.00%		22.08%	to	22.08%
December 31, 2008	10	$0.77	to	$0.77	$8	2.24%	0.00%		-28.04%	to	-28.04%
December 31, 2007	10	$1.07	to	$1.07	$11	1.41%	0.00%		7.00%	to	7.00%

	PIMCO Global Bond Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.41	to	$1.41	$14	2.73%	0.00%		11.64%	to	11.64%
December 31, 2009	10	$1.26	to	$1.26	$13	3.16%	0.00%		16.67%	to	16.67%
December 31, 2008	10	$1.08	to	$1.08	$11	3.36%	0.00%		-0.92%	to	-0.92%
December 31, 2007	10	$1.09	to	$1.09	$11	2.58%	0.00%		9.00%	to	9.00%

	PIMCO Total Return Portfolio (became available April 9, 2007)
December 31, 2010	37	$1.39	to	$1.39	$51	2.41%	0.00%		8.11%	to	8.11%
December 31, 2009	130	$1.29	to	$1.29	$167	4.32%	0.00%		14.16%	to	14.16%
December 31, 2008	10	$1.13	to	$1.13	$11	4.47%	0.00%		4.63%	to	4.63%
December 31, 2007	10	$1.08	to	$1.08	$11	3.71%	0.00%		8.00%	to	8.00%

	Fidelity VIP Investment Grade Bond Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	10	$1.23	to	$1.23	$12	3.55%	0.00%		7.68%	to	7.68%
December 31, 2009	10	$1.14	to	$1.14	$11	8.88%	0.00%		15.15%	to	15.15%
December 31, 2008	10	$0.99	to	$0.99	$10	4.03%	0.00%		-2.94%	to	-2.94%
December 31, 2007	10	$1.02	to	$1.02	$10	0.09%	0.00%		2.00%	to	2.00%

	Fidelity VIP Overseas Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	10	$0.86	to	$0.86	$9	1.38%	0.00%		12.99%	to	12.99%
December 31, 2009	10	$0.76	to	$0.76	$8	2.36%	0.00%		26.67%	to	26.67%
December 31, 2008	10	$0.60	to	$0.60	$6	2.64%	0.00%		-43.93%	to	-43.93%
December 31, 2007	10	$1.07	to	$1.07	$11	1.98%	0.00%		7.00%	to	7.00%

	AllianceBernstein VPS International Growth Portfolio (became available December 10, 2007)
December 31, 2010	17	$0.90	to	$12.83	$63	1.90%	0.45%	*	12.40%	to	12.89%
December 31, 2009	16	$0.80	to	$11.41	$17	3.21%	0.45%	*	14.10%	to	40.35%
December 31, 2008	10	$0.57	to	$0.57	$8	0.00%	0.00%		-49.11%	to	-49.11%
December 31, 2007	10	$1.12	to	$1.12	$11	0.00%	0.00%		-4.00%	to	-4.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Alliance Bernstein VPS International Value Portfolio (became available April 24, 2007)
December 31, 2010	124	$0.66	to	$0.66	$82	3.76%	0.00%		4.59%	to	4.59%
December 31, 2009	69	$0.63	to	$0.63	$43	1.96%	0.00%		34.68%	to	34.68%
December 31, 2008	10	$0.47	to	$0.47	$5	1.16%	0.00%		-53.00%	to	-53.00%
December 31, 2007	10	$1.00	to	$1.00	$10	1.27%	0.00%		0.00%	to	0.00%

	Fidelity VIP Freedom 2015 Portfolio (became available April 30, 2007)
December 31, 2010	187	$1.07	to	$1.07	$200	2.41%	0.00%		13.00%	to	13.00%
December 31, 2009	167	$0.95	to	$0.95	$158	6.44%	0.00%		25.06%	to	25.06%
December 31, 2008	10	$0.76	to	$0.76	$8	2.74%	0.00%		-26.92%	to	-26.92%
December 31, 2007	10	$1.04	to	$1.04	$10	2.65%	0.00%		4.00%	to	4.00%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available March 19, 2007 and expired January 21, 2010 )
December 31, 2010	—	$—	to	$—	$—	0.00%	0.00%		-1.45%	to	-1.45%
December 31, 2009	10	$1.03	to	$1.03	$10	0.00%	0.00%		45.07%	to	45.07%
December 31, 2008	10	$0.71	to	$0.71	$7	0.00%	0.00%		-38.79%	to	-38.79%
December 31, 2007	10	$1.16	to	$1.16	$12	0.00%	0.00%		16.00%	to	16.00%

	AIM V.I. International Growth Fund (became available March 26, 2007)
December 31, 2010	43	$1.01	to	$1.01	$43	2.68%	0.00%		12.86%	to	12.86%
December 31, 2009	25	$0.89	to	$0.89	$22	2.07%	0.00%		34.85%	to	34.85%
December 31, 2008	10	$0.66	to	$0.66	$7	0.57%	0.00%		-40.54%	to	-40.54%
December 31, 2007	10	$1.11	to	$1.11	$11	0.41%	0.00%		11.00%	to	11.00%

A59

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	Franklin Templeton Large Cap Value Securities Fund (became available March 26, 2007)
December 31, 2010	54	$0.93	to	$0.93	$51	1.98%	0.00%	14.27%	to	14.27%
December 31, 2009	33	$0.82	to	$0.82	$27	2.33%	0.00%	28.13%	to	28.13%
December 31, 2008	10	$0.64	to	$0.64	$6	0.00%	0.00%	-35.35%	to	-35.35%
December 31, 2007	10	$0.99	to	$0.99	$10	1.59%	0.00%	-1.00%	to	-1.00%

	Franklin Templeton Global Bond Fund — Class 2 (became available March 26, 2007)
December 31, 2010	120	$1.57	to	$1.57	$188	1.39%	0.00%	14.45%	to	14.45%
December 31, 2009	81	$1.37	to	$1.37	$111	14.00%	0.00%	18.68%	to	18.68%
December 31, 2008	10	$1.16	to	$1.16	$12	3.63%	0.00%	6.42%	to	6.42%
December 31, 2007	10	$1.09	to	$1.09	$11	2.76%	0.00%	9.00%	to	9.00%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (became available April 24, 2007)
December 31, 2010	75	$0.93	to	$0.93	$69	1.52%	0.00%	19.52%	to	19.52%
December 31, 2009	119	$0.78	to	$0.78	$93	0.23%	0.00%	36.84%	to	36.84%
December 31, 2008	10	$0.57	to	$0.57	$6	9.65%	0.00%	-39.36%	to	-39.36%
December 31, 2007	10	$0.94	to	$0.94	$9	0.00%	0.00%	-6.00%	to	-6.00%

	Neuberger Berman AMT Mid-Cap Growth Portfolio (became available April 9, 2007)
December 31, 2010	104	$1.08	to	$1.08	$113	0.00%	0.00%	29.10%	to	29.10%
December 31, 2009	57	$0.84	to	$0.84	$47	0.00%	0.00%	31.25%	to	31.25%
December 31, 2008	10	$0.64	to	$0.64	$6	0.00%	0.00%	-43.36%	to	-43.36%
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%	13.00%	to	13.00%

	Fidelity VIP Mid Cap Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	96	$1.17	to	$1.17	$112	0.31%	0.00%	28.70%	to	28.70%
December 31, 2009	58	$0.91	to	$0.91	$53	1.54%	0.00%	39.96%	to	39.96%
December 31, 2008	10	$0.65	to	$0.65	$7	0.37%	0.00%	-39.81%	to	-39.81%
December 31, 2007	10	$1.08	to	$1.08	$11	0.39%	0.00%	8.00%	to	8.00%

	Franklin Templeton Strategic Income Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2010	32	$1.28	to	$1.28	$41	3.73%	0.00%	10.91%	to	10.91%
December 31, 2009	39	$1.16	to	$1.16	$46	8.54%	0.00%	25.75%	to	25.75%
December 31, 2008	10	$0.92	to	$0.92	$9	6.94%	0.00%	-11.54%	to	-11.54%
December 31, 2007	10	$1.04	to	$1.04	$10	5.03%	0.00%	4.00%	to	4.00%

	Fidelity VIP Value Strategies Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	102	$0.92	to	$0.92	$94	0.53%	0.00%	26.46%	to	26.46%
December 31, 2009	58	$0.73	to	$0.73	$42	0.75%	0.00%	58.70%	to	58.70%
December 31, 2008	10	$0.46	to	$0.46	$5	0.72%	0.00%	-51.06%	to	-51.06%
December 31, 2007	10	$0.94	to	$0.94	$9	0.46%	0.00%	-6.00%	to	-6.00%

	Fidelity VIP Money Market Portfolio (became available April 30, 2007)
December 31, 2010	272	$1.07	to	$1.07	$291	0.08%	0.00%	0.14%	to	0.14%
December 31, 2009	236	$1.07	to	$1.07	$252	0.47%	0.00%	0.94%	to	0.94%
December 31, 2008	10	$1.06	to	$1.06	$11	2.70%	0.00%	2.91%	to	2.91%
December 31, 2007	10	$1.03	to	$1.03	$10	3.79%	0.00%	3.00%	to	3.00%

	DWS Blue Chip VIP (became available March 26, 2007)
December 31, 2010	10	$0.95	to	$0.95	$9	1.47%	0.00%	13.77%	to	13.77%
December 31, 2009	10	$0.83	to	$0.83	$8	1.90%	0.00%	33.87%	to	33.87%
December 31, 2008	10	$0.62	to	$0.62	$6	1.77%	0.00%	-38.61%	to	-38.61%
December 31, 2007	10	$1.01	to	$1.01	$10	1.03%	0.00%	1.00%	to	1.00%

A60

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Neuberger Berman AMT Socially Responsive Portfolio (became available April 9, 2007)
December 31, 2010	10	$1.02	to	$1.02	$10	0.02%	0.00%		22.85%	to	22.85%
December 31, 2009	10	$0.83	to	$0.83	$8	2.25%	0.00%		31.75%	to	31.75%
December 31, 2008	10	$0.63	to	$0.63	$6	2.23%	0.00%		-40.00%	to	-40.00%
December 31, 2007	10	$1.05	to	$1.05	$10	0.09%	0.00%		5.00%	to	5.00%

	Prudential SP Growth Asset Allocation Portfolio (became available March 19, 2007)
December 31, 2010	31	$1.00	to	$1.00	$31	1.96%	0.00%		13.90%	to	13.90%
December 31, 2009	18	$0.88	to	$0.88	$16	2.08%	0.00%		27.54%	to	27.54%
December 31, 2008	10	$0.69	to	$0.69	$7	1.70%	0.00%		-36.70%	to	-36.70%
December 31, 2007	10	$1.09	to	$1.09	$11	1.47%	0.00%		9.00%	to	9.00%

	Fidelity VIP Freedom 2025 Portfolio (became available April 30, 2007)
December 31, 2010	11	$1.03	to	$1.03	$11	1.00%	0.00%		15.70%	to	15.70%
December 31, 2009	50	$0.89	to	$0.89	$45	4.12%	0.00%		29.96%	to	29.96%
December 31, 2008	10	$0.69	to	$0.69	$7	2.49%	0.00%		-33.65%	to	-33.65%
December 31, 2007	10	$1.04	to	$1.04	$10	2.21%	0.00%		4.00%	to	4.00%

	Fidelity VIP Contrafund Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	41	$1.02	to	$1.02	$41	1.25%	0.00%		17.11%	to	17.11%
December 31, 2009	27	$0.87	to	$0.87	$24	1.49%	0.00%		35.66%	to	35.66%
December 31, 2008	10	$0.64	to	$0.64	$6	0.92%	0.00%		-42.86%	to	-42.86%
December 31, 2007	10	$1.12	to	$1.12	$11	0.93%	0.00%		12.00%	to	12.00%

	Prudential Natural Resources Portfolio (became available March 19, 2007)
December 31, 2010	11	$1.56	to	$21.74	$37	0.42%	0.45%	*	27.42%	to	27.99%
December 31, 2009	11	$1.22	to	$17.06	$29	0.82%	0.45%	*	70.60%	to	76.81%
December 31, 2008	10	$0.69	to	$0.69	$7	0.78%	0.00%		-52.74%	to	-52.74%
December 31, 2007	10	$1.46	to	$1.46	$15	0.60%	0.00%		46.00%	to	46.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Van Eck Worldwide Hard Assets Fund (became available April 9, 2007)
December 31, 2010	10	$1.43	to	$1.43	$14	0.35%	0.00%		29.24%	to	29.24%
December 31, 2009	10	$1.11	to	$1.11	$11	0.24%	0.00%		58.57%	to	58.57%
December 31, 2008	10	$0.70	to	$0.70	$7	0.29%	0.00%		-46.56%	to	-46.56%
December 31, 2007	10	$1.31	to	$1.31	$13	0.00%	0.00%		31.00%	to	31.00%

	Fidelity VIP Freedom 2020 Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	22	$1.03	to	$1.03	$23	2.44%	0.00%		14.52%	to	14.52%
December 31, 2009	18	$0.90	to	$0.90	$16	4.36%	0.00%		28.57%	to	28.57%
December 31, 2008	10	$0.70	to	$0.70	$7	2.53%	0.00%		-32.69%	to	-32.69%
December 31, 2007	10	$1.04	to	$1.04	$10	2.32%	0.00%		4.00%	to	4.00%

	Fidelity VIP Index 500 Portfolio – Service Class (became available April 30, 2007)
December 31, 2010	257	$0.92	to	$0.92	$236	1.70%	0.00%		14.91%	to	14.91%
December 31, 2009	146	$0.80	to	$0.80	$116	2.31%	0.00%		26.48%	to	26.48%
December 31, 2008	10	$0.63	to	$0.63	$6	2.15%	0.00%		-37.00%	to	-37.00%
December 31, 2007	10	$1.00	to	$1.00	$10	2.09%	0.00%		0.00%	to	0.00%

	PIMCO Low Duration Portfolio (became available April 9, 2007)
December 31, 2010	89	$1.26	to	$1.26	$113	1.65%	0.00%		5.29%	to	5.29%
December 31, 2009	53	$1.20	to	$1.20	$64	3.19%	0.00%		13.32%	to	13.32%
December 31, 2008	10	$1.06	to	$1.06	$11	4.08%	0.00%		0.00%	to	0.00%
December 31, 2007	10	$1.06	to	$1.06	$11	3.64%	0.00%		6.00%	to	6.00%

A61

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	PIMCO Short-Term Portfolio (became available April 9, 2007)
December 31, 2010	296	$1.13	to	$1.13	$336	0.86%	0.00%		2.11%	to	2.11%
December 31, 2009	117	$1.11	to	$1.11	$130	1.52%	0.00%		7.77%	to	7.77%
December 31, 2008	10	$1.03	to	$1.03	$10	3.65%	0.00%		0.00%	to	0.00%
December 31, 2007	10	$1.03	to	$1.03	$10	3.62%	0.00%		3.00%	to	3.00%

	DWS Dreman High Return Equity VIP (became available March 26, 2007)
December 31, 2010	43	$0.75	to	$0.75	$32	2.05%	0.00%		12.53%	to	12.53%
December 31, 2009	21	$0.67	to	$0.67	$14	3.47%	0.00%		25.30%	to	25.30%
December 31, 2008	10	$0.53	to	$0.53	$5	3.12%	0.00%		-45.92%	to	-45.92%
December 31, 2007	10	$0.98	to	$0.98	$10	1.40%	0.00%		-2.00%	to	-2.00%

	DWS Small Cap Index VIP (became available March 26, 2007)
December 31, 2010	22	$1.01	to	$1.01	$22	1.35%	0.00%		26.39%	to	26.39%
December 31, 2009	15	$0.80	to	$0.80	$12	1.60%	0.00%		26.98%	to	26.98%
December 31, 2008	10	$0.63	to	$0.63	$6	1.60%	0.00%		-33.68%	to	-33.68%
December 31, 2007	10	$0.95	to	$0.95	$10	0.86%	0.00%		-5.00%	to	-5.00%

	Franklin Templeton Global Asset Allocation Fund – Class 2 (became available March 26, 2007 and expired April 30, 2010)
December 31, 2010	—	$—	to	$—	$—	5.53%	0.00%		0.00%	to	3.95%
December 31, 2009	24	$—	to	$0.98	$24	10.71%	0.45%	*	21.81%	to	21.90%
December 31, 2008	10	$0.81	to	$0.81	$8	10.55%	0.00%		-25.00%	to	-25.00%
December 31, 2007	10	$1.08	to	$1.08	$11	17.12%	0.00%		8.00%	to	8.00%

* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Royce Micro-Cap Portfolio (became available April 24, 2007)
December 31, 2010	58	$1.13	to	$1.13	$65	2.35%	0.00%		29.96%	to	29.96%
December 31, 2009	28	$0.87	to	$0.87	$24	0.00%	0.00%		57.88%	to	57.88%
December 31, 2008	10	$0.55	to	$0.55	$5	2.69%	0.00%		-43.30%	to	-43.30%
December 31, 2007	10	$0.97	to	$0.97	$10	1.62%	0.00%		-3.00%	to	-3.00%

	Royce Small-Cap Portfolio (became available April 24, 2007)
December 31, 2010	13	$1.08	to	$1.08	$14	0.13%	0.00%		20.52%	to	20.52%
December 31, 2009	10	$0.90	to	$0.90	$9	0.00%	0.00%		36.36%	to	36.36%
December 31, 2008	10	$0.66	to	$0.66	$7	0.63%	0.00%		-27.47%	to	-27.47%
December 31, 2007	10	$0.91	to	$0.91	$9	0.06%	0.00%		-9.00%	to	-9.00%

	AllianceBernstein VPS Small Cap Growth Portfolio (became available April 24, 2007)
December 31, 2010	119	$1.12	to	$1.12	$134	0.00%	0.00%		36.90%	to	36.90%
December 31, 2009	49	$0.82	to	$0.82	$40	0.00%	0.00%		41.38%	to	41.38%
December 31, 2008	10	$0.58	to	$0.58	$6	0.00%	0.00%		-45.28%	to	-45.28%
December 31, 2007	10	$1.06	to	$1.06	$11	0.00%	0.00%		6.00%	to	6.00%

	AIM V.I. Small Cap Equity Fund (became available May 1, 2007)
December 31, 2010	31	$1.09	to	$1.09	$33	0.00%	0.00%		28.54%	to	28.54%
December 31, 2009	21	$0.85	to	$0.85	$18	0.20%	0.00%		21.43%	to	21.43%
December 31, 2008	10	$0.70	to	$0.70	$7	0.00%	0.00%		-31.37%	to	-31.37%
December 31, 2007	10	$1.02	to	$1.02	$10	0.04%	0.00%		-0.57%	to	-0.57%

	Franklin Templeton Small Cap Value Securities Fund – Class 2 (became available March 26, 2007)
December 31, 2010	247	$1.03	to	$1.03	$256	0.70%	0.00%		28.22%	to	28.22%
December 31, 2009	179	$0.81	to	$0.81	$144	5.22%	0.00%		29.16%	to	29.16%
December 31, 2008	10	$0.62	to	$0.62	$6	1.15%	0.00%		-33.33%	to	-33.33%
December 31, 2007	10	$0.93	to	$0.93	$9	0.64%	0.00%		-7.00%	to	-7.00%

	Van Eck Global Worldwide Multi Manager Alternatives Fund (became available April 9, 2007)
December 31, 2010	10	$1.02	to	$1.02	$10	0.00%	0.00%		4.97%	to	4.97%
December 31, 2009	10	$0.97	to	$0.97	$10	0.26%	0.00%		12.79%	to	12.79%
December 31, 2008	10	$0.86	to	$0.86	$9	0.10%	0.00%		-13.13%	to	-13.13%
December 31, 2007	10	$0.99	to	$0.99	$10	0.00%	0.00%		-1.00%	to	-1.00%

A62

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return*** Lowest — Highest
	Fidelity VIP Freedom 2030 Portfolio (became available April 30, 2007)
December 31, 2010	22	$0.99	to	$0.99	$22	2.16%	0.00%		16.00%	to	16.00%
December 31, 2009	19	$0.85	to	$0.85	$16	2.32%	0.00%		31.40%	to	31.40%
December 31, 2008	10	$0.65	to	$0.65	$6	2.22%	0.00%		-38.10%	to	-38.10%
December 31, 2007	10	$1.05	to	$1.05	$10	2.30%	0.00%		5.00%	to	5.00%

	DWS Technology VIP (became available March 26, 2007)
December 31, 2010	10	$1.16	to	$1.16	$12	0.04%	0.00%		18.66%	to	18.66%
December 31, 2009	10	$0.97	to	$0.97	$10	0.00%	0.00%		59.02%	to	59.02%
December 31, 2008	10	$0.61	to	$0.61	$6	0.00%	0.00%		-46.02%	to	-46.02%
December 31, 2007	10	$1.13	to	$1.13	$11	0.00%	0.00%		13.00%	to	13.00%

	AIM V.I. Utilities Fund (became available March 26, 2007)
December 31, 2010	10	$0.92	to	$0.92	$9	3.72%	0.00%		6.30%	to	6.30%
December 31, 2009	10	$0.86	to	$0.86	$9	5.08%	0.00%		14.67%	to	14.67%
December 31, 2008	10	$0.75	to	$0.75	$7	2.87%	0.00%		-32.43%	to	-32.43%
December 31, 2007	10	$1.11	to	$1.11	$11	1.91%	0.00%		11.00%	to	11.00%

	Fidelity VIP Value Leaders Portfolio (became available April 30, 2007)
December 31, 2010	10	$0.76	to	$0.76	$8	1.25%	0.00%		10.01%	to	10.01%
December 31, 2009	10	$0.69	to	$0.69	$7	1.80%	0.00%		27.78%	to	27.78%
December 31, 2008	10	$0.54	to	$0.54	$5	1.51%	0.00%		-44.90%	to	-44.90%
December 31, 2007	10	$0.98	to	$0.98	$10	1.43%	0.00%		-2.00%	to	-2.00%

	Lazard Retirement International Equity Portfolio (became available April 27, 2009)
December 31, 2010	10	$1.45	to	$1.45	$15	1.04%	0.00%		6.72%	to	6.72%
December 31, 2009	29	$1.36	to	$1.36	$39	5.71%	0.00%		36.00%	to	36.00%

	AIM V.I. Government Securities Fund (became available April 27, 2009)
December 31, 2010	10	$1.06	to	$1.06	$11	4.85%	0.00%		5.40%	to	5.40%
December 31, 2009	10	$1.01	to	$1.01	$10	6.14%	0.00%		1.00%	to	1.00%

	JPMorgan Insurance Trust Core Bond Portfolio (became available April 24, 2009)
December 31, 2010	12	$0.96	to	$13.62	$33	3.75%	0.45%	*	8.75%	to	9.24%
December 31, 2009	12	$0.88	to	$12.52	$28	0.00%	0.45%	*	5.92%	to	7.32%

* This expense ratio applies the Group Variable Universal Life Subaccount only.

	AST Balanced Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2010	15	$1.13	to	$1.13	$16	0.88%	0.00%		12.31%	to	12.31%
December 31, 2009	10	$1.01	to	$1.01	$11	0.00%	0.00%		1.00%	to	1.00%

	AST Aggressive Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2010	30	$1.16	to	$1.16	$34	0.49%	0.00%		14.64%	to	14.64%
December 31, 2009	18	$1.01	to	$1.01	$18	0.00%	0.00%		1.00%	to	1.00%

	AST Preservation Asset Allocation Portfolio (became available November 20, 2009)
December 31, 2010	204	$1.11	to	$1.11	$226	1.29%	0.00%		10.57%	to	10.57%
December 31, 2009	120	$1.00	to	$1.00	$120	0.00%	0.00%		0.00%	to	0.00%

	JPMorgan Insurance Trust U.S. Equity Portfolio (became available April 24, 2009)
December 31, 2010	4	$10.94	to	$10.94	$48	0.88%	0.45%		13.07%	to	13.07%
December 31, 2009	4	$9.68	to	$9.68	$41	0.00%	0.45%		33.33%	to	33.33%

	JPMorgan Insurance Trust International Equity Portfolio (became available April 24, 2009)
December 31, 2010	2	$13.70	to	$13.70	$32	0.24%	0.45%		6.68%	to	6.68%
December 31, 2009	2	$12.84	to	$12.84	$29	1.61%	0.45%		40.33%	to	40.33%

A63

Note 7:	Financial Highlights (Continued)

	At year ended						For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest — Highest
	JPMorgan Insurance Trust Small Cap Portfolio (became available April 24, 2009)
December 31, 2010	1	$17.57	to	$17.57	$22	0.00%	0.45%	26.57%	to	26.57%
December 31, 2009	1	$13.88	to	$13.88	$17	0.22%	0.45%	30.08%	to	30.08%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employers or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a “GVUL Contract”), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a “COLI Contract”). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include non qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits. The GVUL Contract charges are as follows:

A.    Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

A64

Note 7:	Financial Highlights (Continued)

B.    Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals—Not to exceed the lesser of $20 or 2% of the amount received.

Loans—Not to exceed $20 for each loan made.

Transfers—Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges—The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance—Not to exceed $20 per statement.

C.    Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state taxes attributable to premiums, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales expenses, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the net amount of risk applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units. Loans have a maximum net interest of 2%.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A.    Transaction Fees

Premium Load—This charge is deducted to compensate Prudential for the costs of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Surrenders and partial withdrawals—No charge.

Transfers—Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

A65

Note 7:	Financial Highlights (Continued)

B.    Monthly Charges

Cost of Insurance—Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

Mortality and Expense Risk Charge—The mortality and expense risk charge, currently equal to an effective annual rate of 0.24% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential’s administrative charges. The mortality and expense risk charge is not a daily charge deducted from the Account. Instead, like the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge—This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance—Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans—1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

To deduct the Mortality and Expense Risk Charge from the Variable Investment Options, on each Monthly Date, Prudential converts the dollar amount of the Mortality and Expense Risk Charge into Units. The resulting number of Units are deducted pro-rata from the Variable Investment Options allocated to the Contract Holder.

To deduct the Cost of Insurance and Administrative Charge from the Variable Investment Options and Fixed Interest Rate Option, on each Monthly Date, for each Coverage, Prudential calculates the amount in each Variable Investment Option in the Fixed Interest Rate Option, and divides the sum by the Coverage Fund to obtain an allocation factor. Prudential then calculates the dollar amount of the COI and Administrative Charge for the Coverage and multiplies the result by the allocation factor for each Variable Investment Option and for the Fixed Interest Rate Option to determine the amount to be deducted from each Variable Investment Option and from the Fixed Interest Rate Option. Prudential then converts the dollar amount to be deducted from the Variable Investment Options into Units, and then subtracts such Units from the Variable Investment Options, Prudential subtracts the dollar amount of the charges from the Fixed Interest Rate Option.

A66

Note 7:	Financial Highlights (Continued)

Note 8:	Other

Participant or contract holder net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest—represent amounts borrowed by contractholders using the policy as the security for the loan and payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A67

Report of Independent Registered Public Accounting Firm

To the Participants of The Group Variable Universal Life and PruBenefit Select Subaccounts of The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 19, 2011

A68

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2010 and 2009 (in millions, except share amounts)

	2010	2009
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2010-$111,314; 2009- $105,356)	$116,558	$106,208
Trading account assets supporting insurance liabilities, at fair value	16,037	14,639
Other trading account assets, at fair value	5,177	2,865
Equity securities, available for sale, at fair value (cost: 2010-$4,243; 2009-$3,996)	5,432	4,856
Commercial mortgage and other loans	26,647	26,289
Policy loans	8,036	7,907
Other long-term investments	3,485	3,257
Short-term investments and other	3,221	4,785

Total investments	184,593	170,806
Cash and cash equivalents	3,329	7,139
Accrued investment income	1,615	1,586
Deferred policy acquisition costs	8,267	7,314
Other assets	12,623	11,510
Due from parent and affiliates	4,333	5,841
Separate account assets	159,204	132,476

Total Assets	$373,964	$336,672

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$78,821	$77,097
Policyholders’ account balances	73,256	71,654
Policyholders’ dividends	3,297	1,033
Securities sold under agreements to repurchase	5,885	5,735
Cash collateral for loaned securities	1,929	2,802
Income taxes	3,170	1,354
Short-term debt	1,488	2,931
Long-term debt	8,454	6,929
Other liabilities	10,397	9,680
Due to parent and affiliates	6,781	4,332
Separate account liabilities	159,204	132,476

Total liabilities	352,682	316,023

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)
EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding at December 31, 2010 and 2009, respectively)	2	2
Additional paid-in capital	18,275	18,372
Accumulated other comprehensive income (loss)	1,244	(447)
Retained earnings	1,738	2,700

Total Prudential Insurance Company of America’s equity	21,259	20,627

Noncontrolling interests	23	22

Total equity	21,282	20,649

TOTAL LIABILITIES AND EQUITY	$373,964	$336,672

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2010, 2009 and 2008 (in millions)

	2010	2009	2008
REVENUES
Premiums	$10,229	$9,633	$9,473
Policy charges and fee income	2,197	2,090	2,180
Net investment income	8,690	8,593	9,250
Other income	1,775	2,661	(113)
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(2,655)	(3,337)	(2,060)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	2,261	2,004	—
Other realized investment gains (losses), net	1,657	(1,262)	580

Total realized investment gains (losses), net	1,263	(2,595)	(1,480)

Total revenues	24,154	20,382	19,310

BENEFITS AND EXPENSES
Policyholders’ benefits	11,918	11,047	11,573
Interest credited to policyholders’ account balances	3,314	3,648	2,203
Dividends to policyholders’	2,101	1,257	2,151
Amortization of deferred policy acquisition costs	475	483	654
General and administrative expenses	3,527	3,513	3,521

Total benefits and expenses	21,335	19,948	20,102

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	2,819	434	(792)

Income taxes:
Current	(294)	209	(284)
Deferred	1,128	(600)	(53)

Total income tax expense (benefit)	834	(391)	(337)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,985	825	(455)
Equity in earnings of operating joint ventures, net of taxes	46	1,487	(218)

INCOME (LOSS) FROM CONTINUING OPERATIONS	2,031	2,312	(673)
Income from discontinued operations, net of taxes	8	—	5

NET INCOME (LOSS)	2,039	2,312	(668)
Less: Income attributable to noncontrolling interests	1	1	2

NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,038	$2,311	$(670)

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2010, 2009 and 2008 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2007	$2	$15,914	$1,980	$174	$18,070	$20	$18,090
Dividends to parent	—	—	(1,523)	—	(1,523)	—	(1,523)
Capital contribution from parent	—	785	—	—	785	—	785
Consolidations/deconsolidations of noncontrolling interests	—	—	—	—	—	(1)	(1)
Deferred tax asset contributed to parent	—	(9)	—	—	(9)	—	(9)
Assets purchased/transferred from affiliates	—	81	—	(145)	(64)	—	(64)
Long-term stock-based compensation program	—	7	—	—	7	—	7
Impact on Company’s investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	—	1,041	—	—	1,041	—	1,041
Cummulative effect of changes in accounting principles, net of taxes	—	—	27	—	27	—	27
Comprehensive income:
Net income	—	—	(670)	—	(670)	2	(668)
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				(24)	(24)	—	(24)
Change in net unrealized investment gains (losses)				(5,888)	(5,888)	—	(5,888)
Change in pension and postretirement unrecognized net periodic benefit cost				(707)	(707)	—	(707)

Other comprehensive income					(6,619)	—	(6,619)

Total comprehensive income					(7,289)	2	(7,287)

Balance, December 31, 2008	2	17,819	(186)	(6,590)	11,045	21	11,066

Capital contribution from parent	—	415	—	—	415	—	415
Assets purchased/transferred from affiliates	—	256	—	—	256	—	256
Long-term stock-based compensation program	—	(9)	—	—	(9)	—	(9)
Impact on Company’s investment in Wachovia
Securities due to addition of
A.G. Edwards business, net of tax (1)	—	(109)	—	—	(109)	—	(109)
Impact of adoption of guidance for other-than-temporary impairments of debt securities, net of taxes	—	—	575	(575)	—	—	—
Comprehensive loss:
Net income (loss)	—	—	2,311	—	2,311	1	2,312
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments				6	6	—	6
Change in net unrealized investment gains				7,332	7,332	—	7,332
Change in pension and postretirement unrecognized net periodic benefit cost				(620)	(620)	—	(620)

Other comprehensive loss					6,718	—	6,718

Total comprehensive income (loss)					9,029	1	9,030

See Notes to Consolidated Financial Statements

Balance, December 31, 2009	2	18,372	2,700	(447)	20,627	22	20,649

Dividends to parent	—	—	(3,000)	—	(3,000)	—	(3,000)
Assets purchased/transferred from affiliates	—	(96)	—	—	(96)	—	(96)
Long-term stock-based compensation program	—	(1)	—	—	(1)	—	(1)
Comprehensive income:
Net income	—	—	2,038	—	2,038	1	2,039
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				2	2	—	2
Change in net unrealized investment gains				1,361	1,361	—	1,361
Change in pension and postretirement unrecognized net periodic benefit cost				328	328	—	328

Other comprehensive income					1,691	—	1,691

Total comprehensive income					3,729	1	3,730

Balance, December 31, 2010	$2	$18,275	$1,738	$1,244	$21,259	$23	$21,282

(1)	See Note 7

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2010, 2009 and 2008 (in millions)

	2010	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,039	$2,312	$(668)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,263)	2,595	1,480
Policy charges and fee income	(729)	(824)	(761)
Interest credited to policyholders’ account balances	3,314	3,648	2,203
Depreciation and amortization	(264)	(53)	620
(Gains) losses on trading account assets supporting insurance liabilities, net	(468)	(1,533)	1,364
Gain on sale of joint venture in Wachovia Securities	—	(2,247)	—
Change in:
Deferred policy acquisition costs	(1,103)	(569)	(259)
Future policy benefits and other insurance liabilities	1,790	(218)	2,430
Other trading account assets	(1,369)	(407)	(2,837)
Income taxes	(188)	(90)	(779)
Other, net	(192)	523	3,209

Cash flows from operating activities	1,567	3,137	6,002

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	21,002	26,552	60,931
Equity securities, available for sale	1,676	765	2,500
Trading account assets supporting insurance liabilities and other trading account assets	37,880	37,183	26,391
Commercial mortgage and other loans	3,794	3,321	2,594
Policy loans	897	968	1,345
Other long-term investments	622	295	1,134
Short-term investments	12,685	14,604	17,949
Payments for the purchase/origination of:
Fixed maturities, available for sale	(26,662)	(24,194)	(55,223)
Equity securities, available for sale	(1,587)	(827)	(2,594)
Trading account assets supporting insurance liabilities and other trading account assets	(38,796)	(37,522)	(27,176)
Commercial mortgage and other loans	(4,090)	(2,336)	(4,770)
Policy loans	(660)	(778)	(968)
Other long-term investments	(636)	(399)	(904)
Short-term investments	(11,589)	(15,449)	(17,854)
Proceeds from sale of joint venture in Wachovia Securities	—	4,500	—
Due to/from parent and affiliates	1,401	(982)	(344)
Other, net	62	(461)	(561)

Cash flows from (used in) investing activities	(4,001)	5,240	2,450

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	15,542	16,883	19,251
Policyholders’ account withdrawals	(16,478)	(19,052)	(18,020)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(724)	(2,257)	(5,944)
Net change in financing arrangements (maturities 90 days or less)	491	(3,327)	(3,410)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,343	1,929	7,534
Repayments of debt (maturities longer than 90 days)	(2,702)	(3,259)	(3,636)
Excess tax benefits from share-based payment arrangements	4	2	9
Capital contribution from parent	—	—	594
Dividends to parent	—	—	(1,523)
Other, net	176	(289)	(54)

Cash flows used in financing activities	(1,348)	(9,370)	(5,199)

Effect of foreign exchange rate changes on cash balances	(28)	9	—
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,810)	(984)	3,253
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	7,139	8,123	4,870

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,329	$7,139	$8,123

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(56)	$492	$379

Interest paid	$313	$388	$631

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$—	$(109)	$1,041

See Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also held an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), which was sold on December 31, 2009. See Note 7 for more details on this transaction.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 7 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through March 31, 2011, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker or non-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s broker-dealer operations are marked-to-market through “Other income.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its fair value to its amortized cost basis. The revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, broker-dealer related receivables, trade receivables, valuation of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”) and prior to its sale on December 31, 2009 included the Company’s investment in Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, broker-dealer related payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA includes an explicit adjustment to reflect the cost of capital invested in the business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs for embedded derivatives. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The Company held an investment in Wachovia Securities which was sold on December 31, 2009. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-dealer or non-broker capacity in insurance and treasury operations, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-dealer or non-broker related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value”.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in Note 4. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ending March 31, 2011. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 19. The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 5.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that clarifies existing guidance on accounting and reporting by an entity that experiences a decrease in ownership of a subsidiary that is a business. The updated guidance states that a decrease in ownership applies to a subsidiary or group of assets that is a business, but does not apply to a sale of in-substance real estate even if it involves a business, such as an ownership interest in a partnership whose only asset is operating real estate. This guidance also affects accounting and reporting by an entity that exchanges a group of assets that constitutes a business for an equity interest in another entity. The updated guidance also expands disclosures about fair value measurements relating to retained investments in a deconsolidated subsidiary or a preexisting interest held by an acquirer in a business combination. The updated guidance is effective in the first interim or annual reporting period ending on or after December 15, 2009, and is applied on a retrospective basis to the first period that the Company adopted the existing guidance, which was as of January 1, 2009. The Company’s adoption of this updated guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investment funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. This guidance does not apply to the Company’s investments in joint ventures and limited partnerships that are generally accounted for under the equity method or cost method. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in which a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the reporting period ending December 31, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. This guidance is effective for interim or annual periods ending after June 15, 2009. The Company’s adoption of this guidance effective with the period ending December 31, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 1.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $575 million. The disclosures required by this new guidance are provided in Note 4. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 19.

In April 2009, the FASB revised the authoritative guidance for the accounting for business combinations. This new guidance requires an asset acquired or liability assumed in a business combination that arises from a contingency to be recognized at fair value at the acquisition date, if the acquisition date fair value of that asset or liability can be determined during the measurement period. If the acquisition date fair value of an asset acquired or liability assumed in a business combination that arises from a contingency cannot be determined during the measurement period, the asset or liability shall be recognized at the acquisition date using the authoritative guidance related to accounting for contingencies. This new guidance also amends disclosure requirements. This guidance is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after January 1, 2009. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2008, the FASB revised the authoritative guidance for employers’ disclosures about postretirement benefit plan assets. This new guidance requires additional disclosures about the components of plan assets, investment strategies for plan assets, significant concentrations of risk within plan assets, and requires disclosures regarding the fair value measurement of plan assets. This guidance is effective for fiscal years ending after December 15, 2009. The Company adopted this guidance effective December 31, 2009. The required disclosures are provided in Note 17.

In September 2008, the FASB Emerging Issues Task Force (“EITF”) reached consensus on an issuer’s accounting for liabilities measured at fair value with a third-party credit enhancement. This consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB revised the authoritative guidance for the determination of the useful life of intangible assets. This new guidance amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date, and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 21.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued authoritative guidance for business combinations which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new guidance requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new guidance also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued authoritative guidance for noncontrolling interests in consolidated financial statements. This guidance changes the accounting for minority interests, which are recharacterized as noncontrolling interests and classified by the parent company as a component of equity. Upon adoption, this guidance requires retroactive adoption of the presentation and disclosure requirements for existing noncontrolling interests and prospective adoption for all other requirements. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations, but did affect financial statement presentation and disclosure. Noncontrolling interests, previously reported as a liability, are now required to be reported as a separate component of equity on the statement of financial position. In addition, income attributable to the noncontrolling interests, which was previously reported as an expense in general and administrative expenses and reflected within income from continuing operations is now reported as a separate amount below net income.

In September 2006, the FASB issued authoritative guidance for employers’ accounting for defined benefit pension and other postretirement plans, which amended previous guidance. This revised guidance requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this guidance, along with the required disclosures, on December 31, 2006. The revised guidance also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

Future Adoption of New Accounting Pronouncements

In December 2010, the FASB issued authoritative guidance that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2010	2009	2008
	(in millions)
Real estate investments sold or held for sale(1)	$12	$1	$2
International securities operations(2)	(1)	(1)	(1)
Healthcare operations(3)	1	—	2

Income from discontinued operations before income taxes	12	—	3
Income tax benefit	4	—	(2)

Income from discontinued operations, net of taxes	$8	$—	$5

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $15 million and $3 million, respectively, at December 31, 2010 and $18 million and $5 million, respectively, at December 31, 2009.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.
(2)	International securities operations include the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc.
(3)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2010 and 2008. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,467	$639	$264	$9,842	$—
Obligations of U.S. states and their political subdivisions	1,792	32	47	1,777	—
Foreign government bonds	1,846	351	9	2,188	1
Corporate securities	69,547	5,581	625	74,503	(30)
Asset-backed securities(1)	11,359	157	1,542	9,974	(1,305)
Commercial mortgage-backed securities	10,525	607	19	11,113	—
Residential mortgage-backed securities(2)	6,778	400	17	7,161	(13)

Total fixed maturities, available for sale	$111,314	$7,767	$2,523	$116,558	$(1,347)

Equity securities, available for sale	$4,243	$1,240	$51	$5,432

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $540 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,635	$383	$300	$6,718	$—
Obligations of U.S. states and their political subdivisions	1,304	22	42	1,284	—
Foreign government bonds	1,896	279	11	2,164	1
Corporate securities	65,739	3,622	1,217	68,144	(43)
Asset-backed securities(1)	11,353	117	2,327	9,143	(1,581)
Commercial mortgage-backed securities	9,926	178	151	9,953	—
Residential mortgage-backed securities(2)	8,503	358	59	8,802	(11)

Total fixed maturities, available for sale	$105,356	$4,959	$4,107	$106,208	$(1,634)

Equity securities, available for sale	$3,996	$940	$80	$4,856

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $482 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,201	$4,262
Due after one year through five years	22,057	23,387
Due after five years through ten years	24,450	26,542
Due after ten years	31,944	34,119
Asset-backed securities	11,359	9,974
Commercial mortgage-backed securities	10,525	11,113
Residential mortgage-backed securities	6,778	7,161

Total	$111,314	$116,558

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2010	2009	2008
	(in millions)
Fixed maturities, available for sale
Proceeds from sales	$7,807	$12,133	$51,029
Proceeds from maturities/repayments	13,216	14,295	9,753
Gross investment gains from sales, prepayments, and maturities	580	510	715
Gross investment losses from sales and maturities	(51)	(303)	(524)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(394)	$(1,333)	$(2,060)
Writedowns for impairments on equity securities	(40)	(724)	(717)

(1)	Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31,
	2010	2009
	(in millions)
Balance, beginning of period	$1,520	$—
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	—	580
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(280)	(240)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(329)	(7)
Credit loss impairment recognized in the current period on securities not previously impaired	17	570
Additional credit loss impairments recognized in the current period on securities previously impaired	190	623
Increases due to the passage of time on previously recorded credit losses	88	35
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(52)	(41)

Balance, end of period	$1,154	$1,520

(1)	Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$697	$697	$725	$725
Fixed maturities:
Corporate securities	9,472	10,006	9,117	9,418
Commercial mortgage-backed securities	2,352	2,407	1,899	1,893
Residential mortgage-backed securities(1)	1,350	1,363	1,434	1,432
Asset-backed securities(2)	1,158	1,030	1,022	857
Foreign government bonds	97	101	104	106
U.S. government authorities and agencies and obligations of U.S. states	366	360	91	87

Total fixed maturities	14,795	15,267	13,667	13,793
Equity securities	90	73	164	121

Total trading account assets supporting insurance liabilities	$15,582	$16,037	$14,556	$14,639

(1)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” was $372 million, $1,564 million and $(1,362) million during the years ended December 31, 2010, 2009 and 2008, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed Maturities:
Asset-backed securities	168	175	178	183
Corporate securities	151	164	152	169
Commercial mortgage-backed securities	50	52	50	52
U.S. government authorities and agencies and obligations of U.S. states	200	202	67	71

Total fixed maturities	569	593	447	475
Equity securities	209	226	209	215

Subtotal	$778	$819	$656	$690

Derivative instruments		4,358		2,175

Total other trading account assets	$778	$5,177	$656	$2,865

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $7 million, $78 million and $(48) million during the years ended December 31, 2010, 2009 and 2008, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2010		2009
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office buildings	$5,259	19.6%	$5,641	21.2%
Retail stores	5,900	22.0	5,536	20.8
Apartments/Multi-Family	4,071	15.1	4,043	15.2
Industrial buildings	6,079	22.6	5,824	21.8
Hospitality	1,511	5.6	1,567	5.9
Other	2,235	8.3	2,267	8.5

Total commercial mortgage loans	25,055	93.2	24,878	93.4
Agricultural property loans	1,837	6.8	1,759	6.6

Total commercial mortgage and agricultural loans	26,892	100.0%	26,637	100.0%

Valuation allowance	(374)		(478)

Total net commercial mortgage and agricultural loans	26,518		26,159

Other loans
Uncollateralized loans	121		121
Residential property loans	8		10
Other collateralized loans	—		—

Total other loans	129		131
Valuation allowance	—		(1)

Total net other loans	129		130

Total commercial mortgage and other loans	$26,647		$26,289

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (25%), New York (11%) and Texas (7%) at December 31, 2010.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2010	2009	2008
	(in millions)
Allowance for losses, beginning of year	$479	$168	$84
Addition to / (release of) allowance for losses	(105)	411	84
Charge-offs, net of recoveries	—	(100)	—
Change in foreign exchange	—	—	—

Allowance for losses, end of year	$374	$479	$168

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending Balance: individually evaluated for impairment	$141	$—	$—	$—	$—	$141
Ending Balance: collectively evaluated for impairment	225	8	—	—	—	233
Ending Balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total Ending Balance	$366	$8	$—	$—	$—	$374

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$845	$31	$—	$—	$—	$876
Ending balance gross of reserves: collectively evaluated for impairment	24,210	1,806	8	—	121	26,145
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total Ending Balance, gross of reserves	$25,055	$1,837	$8	$—	$121	$27,021

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2010 are as follows:

Impaired Commercial Mortgage and Other Loans

	Year Ended December 31, 2010
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance
	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Industrial	$—	$—	$—
Retail	—	—	—
Office	—	—	—
Apartments/Multi-Family	—	—	—
Hospitality	64	64	—
Other	—	—	—

Total commercial mortgage loans	$64	$64	$—

Agricultural property loans	$1	$1	$—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—
With an allowance recorded:
Commercial mortgage loans:
Industrial	$18	$18	$18
Retail	102	102	16
Office	28	28	7
Apartments/Multi-Family	47	47	6
Hospitality	194	194	76
Other	60	60	18

Total commercial mortgage loans	$449	$449	$141

Agricultural property loans	$—	$—	$—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—
Total:
Commercial mortgage loans	$513	$513	$141
Agricultural property loans	1	1	—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

2009
Non-performing commercial mortgage and other loans with allowance for losses	$568
Non-performing commercial mortgage and other loans with no allowance for losses	—
Allowance for losses, end of year	(151)

Net carrying value of non-performing commercial mortgage and other loans	$417

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $271 million for 2010. Net investment income recognized on these loans totaled $20 million for the year ended December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million for 2009. Net investment income recognized on these loans totaled $24 million for 2009. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial Buildings

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$616	$307	$184	$190	$15	$23	$1,335
50%-59.99%	304	59	145	178	45	49	780
60%-69.99%	355	89	485	366	180	113	1,588
70%-79.99%	71	76	528	504	193	200	1,572
80%-89.99%	—	—	17	136	88	255	496
90%-100%	—	—	—	—	46	131	177
Greater than 100%	16	—	—	7	—	108	131

Total Industrial	$1,362	$531	$1,359	$1,381	$567	$879	$6,079

Commercial Mortgage Loans - Retail
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$604	$328	$390	$87	$28	$4	$1,441
50%-59.99%	551	158	387	52	153	1	1,302
60%-69.99%	316	382	436	326	37	4	1,501
70%-79.99%	65	47	388	552	131	—	1,183
80%-89.99%	—	—	65	93	83	—	241
90%-100%	—	—	—	9	29	21	59
Greater than 100%	—	—	—	6	125	42	173

Total Retail	$1,536	$915	$1,666	$1,125	$586	$72	$5,900

Commercial Mortgage Loans - Office
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,743	$49	$310	$137	$17	$7	$2,263
50%-59.99%	182	197	192	106	46	17	740
60%-69.99%	136	222	103	156	16	46	679
70%-79.99%	16	—	79	172	589	1	857
80%-89.99%	—	—	—	371	39	25	435
90%-100%	—	—	—	—	174	48	222
Greater than 100%	—	—	—	28	17	18	63

Total Office	$2,077	$468	$684	$970	$898	$162	$5,259

Commercial Mortgage Loans - Apartments/Multi-Family

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$701	$184	$326	$178	$199	$56	$1,644
50%-59.99%	16	—	108	162	57	9	352
60%-69.99%	96	17	170	225	101	27	636
70%-79.99%	62	47	113	186	107	45	560
80%-89.99%	—	—	44	43	254	100	441
90%-100%	20	—	—	—	10	120	150
Greater than 100%	—	—	—	—	—	288	288

Total Multi Family/Apartment	$895	$248	$761	$794	$728	$645	$4,071

Commercial Mortgage Loans - Hospitality
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$143	$—	$128	$121	$—	$27	$419
50%-59.99%	21	—	—	—	—	—	21
60%-69.99%	—	36	52	156	59	11	314
70%-79.99%	—	—	6	243	—	—	249
80%-89.99%	—	—	72	—	71	101	244
90%-100%	—	—	—	—	—	87	87
Greater than 100%	—	—	—	46	32	99	177

Total Hospitality	$164	$36	$258	$566	$162	$325	$1,511

Commercial Mortgage Loans - Other
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$338	$—	$10	$18	$1	$1	$368
50%-59.99%	40	14	25	59	—	—	138
60%-69.99%	57	193	37	424	123	7	841
70%-79.99%	3	67	188	72	74	—	404
80%-89.99%	133	—	45	136	10	6	330
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	38	24	92	154

Total Other	$571	$274	$305	$747	$232	$106	$2,235

Agricultural Property Loans

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$397	$107	$349	$477	$108	$6	$1,444
50%-59.99%	38	124	15	26	—	—	203
60%-69.99%	161	—	—	—	29	—	190
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural Property Loans	$596	$231	$364	$503	$137	$6	$1,837

Total Commercial Mortgage and Agricultural Loans
	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$4,542	$975	$1,697	$1,208	$368	$124	$8,914
50%-59.99%	1,152	552	872	583	301	76	3,536
60%-69.99%	1,121	939	1,283	1,653	545	208	5,749
70%-79.99%	217	237	1,302	1,729	1,094	246	4,825
80%-89.99%	133	—	243	779	545	487	2,187
90%-100%	20	—	—	9	259	407	695
Greater than 100%	16	—	—	125	198	647	986

Total Commercial Mortgage and Agricultural	$7,201	$2,703	$5,397	$6,086	$3,310	$2,195	$26,892

See Note 2 for further discussion regarding the credit quality of other loans.

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2010
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Day - Accruing	Greater Than 90 Day - Not Accruing	Total Past Due Due	Total Commercial Mortgage and other Loans
	(in millions)
Commercial mortgage loans:
Industrial	$6,079	$—	$—	$—	$—	$—	$6,079
Retail	5,834	61	—	—	5	66	5,900
Office	5,237	22	—	—	—	22	5,259
Multi-Family/Apartment	4,070	—	—	—	1	1	4,071
Hospitality	1,405	11	10	—	85	106	1,511
Other	2,165	17	—	—	53	70	2,235

Total commercial mortgage loans	$24,790	$111	$10	$—	$144	$265	$25,055

Agricultural property loans	$1,805	$2	$—	$—	$30	$32	$1,837
Residential property loans	3	4	—	—	1	5	8
Other collateralized loans	—	—	—	—	—	—	—
Uncollateralized loans	121	—	—	—	—	—	121

Total	$26,719	$117	$10	$—	$175	$302	$27,021

See Note 2 for further discussion regarding nonaccrual status loans. The following table sets forth commercial mortgage and other loans on nonaccrual status at December 31.

2010
(in millions)
Commercial mortgage loans:
Industrial	$43
Retail	102
Office	44
Multi-Family/Apartment	49
Hospitality	258
Other	77

Total commercial mortgage loans	$573

Agricultural property loans	$30
Residential property loans	1
Other collateralized loans	—
Uncollateralized loans	—

Total	$604

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2010	2009
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$421	$562
Non-real estate related	2,261	1,899

Total joint ventures and limited partnerships	2,682	2,461
Real estate held through direct ownership	15	—
Other	788	796

Total other long-term investments	$3,485	$3,257

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2010	2009
	(in millions)
STATEMENT OF FINANCIAL POSITION
Investments in real estate	$4,136	$3,848
Investments in securities	10,454	8,528
Cash and cash equivalents	369	446
Receivables	192	693
Property and equipment	—	43
Other assets(1)	684	825

Total assets	$15,835	$14,383

Borrowed funds-third party	$1,868	$2,940
Borrowed funds-Prudential	49	179
Payables	275	833
Other liabilities(2)	1,606	561

Total liabilities	3,798	4,513
Partners’ capital	12,037	9,870

Total liabilities and partners’ capital	$15,835	$14,383

Total liabilities and partners’ capital included above	$2,208	$2,219
Equity in limited partnership interests not included above	197	185

Carrying value	$2,405	$2,404

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2010	2009	2008
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$353	$(325)	$54
Income from securities investments	1,104	9,529	2,980
Income from other	21	78	12
Interest expense	(108)	(460)	(510)
Depreciation	(4)	(7)	(10)
Management fees/salary expense	(95)	(4,409)	(2,790)
Other expenses	(533)	(4,563)	(1,699)

Net earnings(losses)	$738	$(157)	$(1,963)

Equity in net earnings (losses) included above(1)	$89	$2,194	$(398)
Equity in net earnings (losses) of limited partnership interests not included above	73	(28)	(18)

Total equity in net earnings(losses)	$162	$2,166	$(416)

(1)	The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

Net Investment Income

Net investment income for the years ended December 31 was from the following sources:

	2010	2009	2008
	(in millions)
Fixed maturities, available for sale	$5,945	$6,039	$6,600
Equity securities, available for sale	215	216	227
Trading account assets	741	738	741
Commercial mortgage and other loans	1,644	1,653	1,670
Policy loans	469	479	464
Short-term investments and cash equivalents	22	76	277
Other long-term investments	33	(215)	(10)

Gross investment income	9,069	8,986	9,969
Less investment expenses	(379)	(393)	(719)

Net investment income	$8,690	$8,593	$9,250

Carrying value for non-income producing assets included in fixed maturities and commercial mortgage and other loans totaled $197 million and $12 million, respectively, as of December 31, 2010. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31 were from the following sources:

	2010	2009	2008
	(in millions)
Fixed maturities	$135	$(1,126)	$(1,869)
Equity securities	228	(574)	(754)
Commercial mortgage and other loans	78	(358)	(85)
Investment real-estate	—	—	—
Joint ventures and limited partnerships	(31)	(39)	(45)
Derivatives(1)	848	(501)	1,262
Other	5	3	11

Realized investment gains (losses), net	$1,263	$(2,595)	$(1,480)

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(1,012)	9	1		343	(659)
Net investment gains (losses) on investments arising during the period	565				(203)	362
Reclassification adjustment for (gains) losses included in net income	925				(333)	592
Reclassification adjustment for OTTI losses excluded from net income(1)	(1,630)				587	(1,043)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		156			(56)	100
Impact of net unrealized investment (gains) losses on future policy benefits			1		—	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				—	—	—

Balance, December 31, 2009	$(1,152)	$165	$2	$—	$338	$(647)

Net investment gains (losses) on investments arising during the period	3				(1)	2
Reclassification adjustment for (gains) losses included in net income	393				(138)	255
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(158)			55	(103)
Impact of net unrealized investment (gains) losses on future policy benefits			(7)		2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				334	(117)	217

Balance, December 31, 2010	$(807)	$7	$(5)	$334	$157	$(314)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2007	$2,749	$(104)	$(1,250)	$(1,048)	$(135)	$212
Net investment gains (losses) on investments arising during the period	(15,572)				5,427	(10,145)
Reclassification adjustment for (gains) losses included in net income	2,574				(897)	1,677
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		1,591			(557)	1,034
Impact of net unrealized investment (gains) losses on future policy benefits			899		(315)	584
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1,480	(518)	962
Purchase of fixed maturities from an affiliate	(222)				77	(145)

Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(320)	15	4	418	(33)	84

Net investment gains (losses) on investments arising during the period	11,564				(3,876)	7,688
Reclassification adjustment for (gains) losses included in net income	797				(279)	518
Reclassification adjustment for OTTI losses excluded from net income(2)	1,630				(587)	1,043
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(1,943)			681	(1,262)
Impact of net unrealized investment (gains) losses on future policy benefits			(177)		62	(115)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(850)	298	(552)

Balance, December 31, 2009	$3,200	$(441)	$(524)	$—	$(652)	$1,583
Net investment gains (losses) on investments arising during the period	5,089				(1,753)	3,336
Reclassification adjustment for (gains) losses included in net income	(750)				262	(488)
Reclassification adjustment for OTTI losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		10			(4)	6
Impact of net unrealized investment (gains) losses on future policy benefits			(411)		144	(267)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(2,450)	858	(1,592)

Balance, December 31, 2010	$7,590	$(431)	$(935)	$(2,450)	$(1,163)	$2,611

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2010	2009	2008
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(807)	$(1,152)	$—
Fixed maturity securities, available for sale - all other	6,052	2,004	(9,811)
Equity securities, available for sale	1,189	860	(748)
Derivatives designated as cash flow hedges (1)	(174)	(242)	(115)
Other investments (2)	523	578	203

Net unrealized gains (losses) on investments	$6,783	$2,048	$(10,471)

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$3,275	$196	$294	$68	$3,569	$264
Obligations of U.S. states and their political subdivisions	989	41	53	6	1,042	47
Foreign government bonds	50	3	37	6	87	9
Corporate securities	7,585	253	4,279	372	11,864	625
Commercial mortgage-backed securities	503	7	101	12	604	19
Asset-backed securities	1,247	15	5,073	1,527	6,320	1,542
Residential mortgage-backed securities	583	9	235	8	818	17

Total	$14,232	$524	$10,072	$1,999	$24,304	$2,523

	2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,676	$200	$403	$100	$3,079	$300
Obligations of U.S. states and their political subdivisions	881	42	8	—	889	42
Foreign government bonds	254	4	42	7	296	11
Corporate securities	7,867	251	9,830	966	17,697	1,217
Commercial mortgage-backed securities	1,279	18	2,809	133	4,088	151
Asset-backed securities	1,329	553	5,621	1,774	6,950	2,327
Residential mortgage-backed securities	1,309	17	394	42	1,703	59

Total	$15,595	$1,085	$19,107	$3,022	$34,702	$4,107

The gross unrealized losses at December 31, 2010 and 2009 are composed of $1,441 million and $2,523 million related to high or highest quality securities based on NAIC or equivalent rating and $1,082 million and $1,584 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $1,383 million of the gross unrealized losses represented declines in value of greater than 20%, $97 million of which had been in that position for less than six months, as compared to $2,386 million at December 31, 2009, that represented declines in value of greater than 20%, $202 million of which had been in that position for less than six months. At December 31, 2010, the $1,999 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing and public utilities sectors of the Company’s corporate securities. At December 31, 2009, the $3,022 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and services sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 and 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available for sale	$505	$44	$56	$7	$561	$51

	2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available for sale	$535	$60	$144	$20	$679	$80

At December 31, 2010, $17 million of the gross unrealized losses represented declines of greater than 20%, $12 million of which had been in that position for less than six months. At December 31, 2009, $22 million of the gross unrealized losses represented declines of greater than 20%, $20 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 and 2009.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2010	2009
	(in millions)
Fixed maturities, available for sale(1)	$10,010	$12,228
Trading account assets supporting insurance liabilities	276	388
Other trading account assets	321	340
Separate account assets	4,082	3,908
Equity securities	334	221

Total securities pledged	$15,023	$17,085

(1)	Includes $132 million and $838 million of fixed maturity securities classified as short-term investments at December 31, 2010 and 2009, respectively.

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $14,565 million. Of this amount, $5,885 million was “Securities sold under agreements to repurchase,” $4,082 million was “Separate account liabilities,” $1,929 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $275 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $169 million was “Other Liabilities.” As of

December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $16,752 million. Of this amount, $5,735 million was “Securities sold under agreements to repurchase,” $4,028 million was “Separate account liabilities,” $2,802 million was “Cash collateral for loaned securities,” $2,000 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $687 million was “Other liabilities.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $1,622 million and $1,102 million at December 31, 2010 and 2009, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $58 million and $46 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $694 million and $693 million at December 31, 2010 and 2009, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $630 million and $530 million at December 31, 2010 and 2009, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston. Restricted cash and securities of $2,900 million and $2,620 million at December 31, 2010 and 2009, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first relates to those VIE’s that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIE’s, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2010	2009
	(in millions)
Fixed maturities, available for sale	$14	$41
Trading account assets supporting insurance liabilities	9	7
Other long-term investments	6	9
Cash and cash equivalents	(2)	—
Separate account assets	4	38

Total assets of consolidated VIEs	$31	$95

Separate account liabilities	$4	$38

Total liabilities of consolidated VIEs	$4	$38

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $3,509 million and $4,927 million at December 31, 2010 and 2009, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $389 million and $380 million at December 31, 2010 and 2009, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,813 million and $3,421 million as of December 31, 2010 and 2009, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009. The total assets of this VIE at December 31, 2010 and 2009 were approximately $1.5 billion and $1.9 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2010 and 2009 was $1.1 billion and $1.4 billion, respectively. The Company’s maximum exposure to loss was $1.1 billion and $1.4 billion as of December 31, 2010 and 2009, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $2,683 million and $2,461 million as of December 30, 2010 and 2009, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $5.0 billion and $6.0 billion as of December 31, 2010 and 2009, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $746 million and $696 million at December 31, 2010 and 2009, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2010	2009	2008
	(in millions)
Balance, beginning of year	$7,314	$8,538	$6,687
Capitalization of commissions, sales and issue expenses	1,578	1,053	914
Amortization	(475)	(483)	(654)
Change in unrealized investment gains and losses	(150)	(1,760)	1,591
Other (1)	—	(34)	—

Balance, end of year	$8,267	$7,314	$8,538

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination. See Note 20 for additional discussion.

7. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group, and prior to its sale on December 31, 2009, also included the Company’s investment in Wachovia Securities. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $459 million and $528 million, as of December 31, 2010 and 2009, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and since the fourth quarter of 2009 are trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $46 million, $3 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively. Dividends received from this investment were $5 million, $5 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. In December 2010, a consortium of investors including the Company sold approximately 16% of its holdings, resulting in a pre-tax gain of $66 million to the Company, and sold approximately 40% of its remaining holdings in the first quarter of 2011, resulting in a pre-tax gain of $153 million to the Company.

Former Investment in Wachovia Securities

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities (including Wells Fargo Advisors) to Wells Fargo. At the closing, the Company received $4.5 billion in cash as the purchase price of its joint venture interest and de-recognized the carrying value of its investment in the joint venture and the carrying value of the “lookback” option described below. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $89 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

In addition, the Company received $418 million in payment of the principal of and accrued interest on the subordinated promissory note in the principal amount of $417 million that had been issued by Wachovia Securities in connection with the establishment of the joint venture.

Wachovia Corporation’s (“Wachovia”) contribution to the joint venture of the A.G. Edwards retail securities brokerage business on January 1, 2008 entitled the Company to elect a “lookback” option (which the Company exercised) permitting the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture or, alternatively, to “put” its joint venture interests to Wachovia based on the appraised value of the joint venture, excluding the A.G. Edwards business, as of January 1, 2008. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities was based on the Company’s diluted ownership level. The Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. The Company accordingly recognized a corresponding increase to “Additional paid-in capital” of $1.041 billion, net of tax, which represented the excess of the estimated value of the Company’s share of the A.G. Edwards business received (of approximately $1.444 billion) and the estimated value of the “lookback” option acquired (of approximately $580 million) over the carrying value of the portion of the Company’s ownership interest in Wachovia Securities that was diluted (of approximately $422 million), net of taxes (of approximately $561 million). In connection with the sale of the Company’s interest in the joint venture to Wells Fargo on December 31, 2009, the Company’s final diluted ownership percentage in the joint venture for 2008 and 2009 was established as 23%. On December 31, 2009, the Company recognized a decrease to “Additional paid-in capital” of $109 million, net of tax, and a true-up to the Company’s 2008 and 2009 earnings from the joint venture of $15 million, net of tax based on the difference between the diluted ownership percentage previously used to record earnings and the final diluted ownership percentage.

On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 included $355 million related to the impact of this item on our share of the equity earnings of the joint venture.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion as of December 31, 2008. The Company recognized pre-tax equity earnings (losses) from Wachovia Securities of $2.288 billion for the year ended December 31, 2009, including the gain on the sale of $2.247 billion, and $(331) million for the year ended December 31, 2008. The income tax expense (benefit) associated with these equity earnings was $805 million for the year ended December 31, 2009, including $790 million associated with the gain on the sale, and $(110) million for the year ended December 31, 2008. Dividends received from the investment in Wachovia Securities were $23 million and $104 million for the years ended December 31, 2009 and 2008, respectively.

8. VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2010	2009	2008
	(in millions)
Balance, beginning of year	$285	$437	$765
Amortization(1)	(25)	(171)	(369)
Interest(2)	17	19	41

Balance, end of year	$277	$285	$437

(1)	The VOBA balances at December 31, 2010 were $0 million and $277 million related to the insurance transactions associated with the Allstate Corporation (“Allstate”) and CIGNA, respectively. The weighted average remaining expected life was approximately 17 years for the VOBA related to CIGNA.
(2)	The interest accrual rates vary by product. The interest rate for 2010 was 7.00% for the VOBA related to CIGNA. The interest rates for 2009 were 5.42% and 6.90% for the VOBA related to Allstate and CIGNA, respectively. The interest rates for 2008 were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively.

During the first quarter of 2009 and the fourth quarter of 2008, the Company recognized impairments of $73 million and $234 million, respectively, related to the VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods. There were no impairments during 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2011	$3
2012	2
2013	1
2014	1
2015	1
2016 and thereafter	269

Total	$277

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at January 1, 2008:
Goodwill	620
Accumulated Impairment Losses	—

Net Balance at January 1, 2008	620

2008 Activity:
Acquisitions	106
Other(1)	(1)

Balance at December 31, 2008:
Goodwill	725
Accumulated Impairment Losses	—

Net Balance at December 31, 2008	725

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Goodwill	727
Accumulated Impairment Losses	—

Net Balance at December 31, 2009	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Goodwill	737
Accumulated Impairment Losses	—

Net Balance at December 31, 2010	$737

(1)	Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2010, all of which is in the Financial Services Business reporting unit. There were no goodwill impairment charges during 2010, 2009 or 2008.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2010			2009
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(29)	$146	$174	$(18)	$156
Other	22	(22)	—	23	(20)	3

Total	$197	$(51)	$146	$197	$(38)	$159

Amortization expense for other intangibles was $13 million, $12 million and $7 million for the years ending December 31, 2010, 2009 and 2008, respectively. Amortization expense for other intangibles is expected to be approximately $11 million in 2011, $12 million in 2012 and 2013 and $11 million in 2014 and 2015.

10. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2010	2009
	(in millions)
Life Insurance	$57,147	$56,617
Individual and group annuities and supplementary contracts	16,071	14,727
Other contract liabilities	3,231	3,546

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	76,449	74,890
Unpaid claims and claim adjustment expenses	2,372	2,207

Total future policy benefits	$78,821	$77,097

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 12% and 13% of direct individual life insurance in force at December 31, 2010 and 2009, respectively, and 73%, 76% and 80% of direct individual life insurance premiums for 2010, 2009 and 2008, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 14.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.2% to 6.2%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration, traditional, and non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,001 million and $1,649 million as of December 31, 2010 and 2009, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $926 million and $490 million as of December 31, 2010 and 2009, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2010	2009
	(in millions)
Individual annuities	$9,247	$9,148
Group annuities	21,712	20,258
Guaranteed investment contracts and guaranteed interest accounts	14,325	13,049
Funding agreements	6,166	8,395
Interest-sensitive life contracts	7,524	7,069
Dividend accumulation and other	14,282	13,735

Total policyholders’ account balances	$73,256	$71,654

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2010 and 2009, are $3,592 million and $4,996 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.4% to 5.6%. Also included in funding agreements at December 31, 2010 and 2009 are $1,005 and $1,814 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2010, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2010		December 31, 2009
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(dollars in millions)
Variable Annuity Contracts
Return of net deposits
Account value	$26,167	$24	$11,706	$26
Net amount at risk	$155	$6	$401	$2
Average attained age of contractholders	60 years	67 years	61 years	66 years
Minimum return or contract value
Account value	$20,211	$33,332	$17,588	$16,370
Net amount at risk	$3,088	$1,478	$4,302	$1,538
Average attained age of contractholders	66 years	60 years	66 years	62 years
Average period remaining until earliest expected annuitization	N/A	1 year	N/A	2 years

(1)	Includes income and withdrawal benefits as described herein.

	December 31, 2010		December 31, 2009
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
	(in millions)
Variable Annuity Contracts
Market value adjusted annuities
Account value	$911	$917	$370	$378

	December 31,
	2010	2009
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$2,392	$2,158
General account value	$1,790	$1,518
Net amount at risk	$51,500	$49,988
Average attained age of contractholders	51 years	50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2010	2009
	(in millions)
Equity funds	$26,851	$17,002
Bond funds	12,667	5,181
Money market funds	3,250	3,686

Total	$42,768	$25,869

In addition to the amounts invested in separate account investment options above, $3,609 million at December 31, 2010 and $3,425 million at December 31, 2009 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/ GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	(in millions)
Balance at December 31, 2007	$55	$42	$50	$71
Incurred guarantee benefits(1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	—	—

Balance at December 31, 2008	86	284	247	1,172

Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	—

Balance at December 31, 2009	143	115	194	58

Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	—

Balance at December 31, 2010	$161	$57	$100	$(348)

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $21 million and $14 million as of December 31, 2010 and December 31, 2009, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2007	$239
Capitalization	74
Amortization	(16)
Change in unrealized gain/(loss) on investments	—

Balance at December 31, 2008	297

Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)

Balance at December 31, 2009	315

Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2010	$551

12. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2010, the Company recognized a policyholder dividend obligation of $126 million, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $2,117 million at December 31, 2010, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” As of December 31, 2009, actual cumulative earnings were below the expected cumulative earnings, thereby eliminating the cumulative earnings policyholder dividend obligation. Furthermore, the accumulation of net unrealized investment gains as of December 31, 2009 that had arisen subsequent to the establishment of the Closed Block, were not sufficient to overcome the cumulative earnings shortfall. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2010 and 2009.

On December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2011. On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflected the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009. On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease also reflected the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2010	2009
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,632	$51,774
Policyholders’ dividends payable	909	926
Policyholders’ dividend obligation	2,243	—
Policyholders’ account balances	5,536	5,588
Other Closed Block liabilities	4,637	4,300

Total Closed Block Liabilities	64,957	62,588

Closed Block Assets
Fixed maturities, available for sale, at fair value	41,044	38,448
Other trading account assets, at fair value	150	166
Equity securities, available for sale, at fair value	3,545	3,037
Commercial mortgage and other loans	7,827	7,751
Policy loans	5,377	5,418
Other long-term investments	1,662	1,597
Short-term investments	1,119	1,218

Total investments	60,724	57,635
Cash and cash equivalents	345	662
Accrued investment income	600	608
Other Closed Block assets	275	307

Total Closed Block Assets	61,944	59,212

Excess of reported Closed Block Liabilities over Closed Block Assets	3,013	3,376
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	2,092	231
Allocated to policyholder dividend obligation	(2,117)	—

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,988	$3,607

Information regarding the policyholder dividend obligation is as follows:

	000000	000000
	2010	2009
	(in millions)
Balance, January 1	$—	$—
Impact from earnings allocable to policyholder dividend obligation	126	(851)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation(1)	2,117	851

Balance, December 31	$2,243	$—

(1)	For 2009, this amount was capped to the extent of earnings allocable to policyholder dividend obligation.

Closed Block revenues and benefits and expenses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	2010	2009	2008
	(in millions)
Revenues
Premiums	$3,007	$3,250	$3,608
Net investment income	2,994	2,907	3,154
Realized investment gains (losses), net	804	(1,219)	(8)
Other income	38	102	15

Total Closed Block revenues	6,843	5,040	6,769

Benefits and Expenses
Policyholders’ benefits	3,512	3,762	4,087
Interest credited to policyholders’ account balances	140	141	141
Dividends to policyholders’	2,071	1,222	2,122
General and administrative expenses	540	568	632

Total Closed Block benefits and expenses	6,263	5,693	6,982

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	580	(653)	(213)
Income tax benefit	(38)	(63)	(193)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	618	(590)	(20)
Income from discontinued operations, net of taxes	1	—	—

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$619	$(590)	$(20)

13. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2010	2009	2008
	(in millions)
Direct premiums	$10,183	$9,866	$9,787
Reinsurance assumed	1,368	1,164	987
Reinsurance ceded	(1,322)	(1,397)	(1,301)

Premiums	$10,229	$9,633	$9,473

Direct policy charges and fees	$2,137	$2,020	$2,059
Reinsurance assumed	140	140	181
Reinsurance ceded	(80)	(70)	(60)

Policy charges and fees	$2,197	$2,090	$2,180

Direct policyholder benefits	$11,971	$11,485	$11,695
Reinsurance assumed	1,225	959	1,169
Reinsurance ceded	(1,278)	(1,397)	(1,291)

Policyholders’ benefits	$11,918	$11,047	$11,573

Reinsurance recoverables at December 31, are as follows:

	2010	2009
	(in millions)
Individual and group annuities(1)	$1,075	$1,039
Life Insurance	1,702	1,482
Other reinsurance	126	119

Total reinsurance recoverable	$2,903	$2,640

(1)	Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $1,068 million and $1,038 million at December 31, 2010 and 2009, respectively.

“Premiums” includes affiliated reinsurance assumed of $1,224 million, $1,092 million and $974 million and affiliated reinsurance ceded of $(111) million, $(111) million and $(114) million for the years ended December 31, 2010, 2009, and 2008, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $959 million, $823 million and $748 million and affiliated reinsurance ceded of $(58) million, $(61) million and $(66) million for the years ended December 31, 2010, 2009, and 2008, respectively.

“General and administrative expenses” include affiliated assumed expenses of $147 million, $128 million and $91 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Amounts “Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,120 million and $940 million at December 31, 2010 and 2009, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 62% of the reinsurance recoverable at December 31, 2010. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” also include $(387) million and $(4) million at December 31, 2010 and 2009, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $484 million, a loss of $878 million and a gain of $768 million for the years ended December 31, 2010, 2009, and 2008, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $860 million and $754 million at December 31, 2010 and 2009, respectively.

Amounts “Due to parent and affiliates” includes reinsurance payables of $3,702 million and $2,880 million at December 31, 2010 and 2009, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2010	2009
	(in millions)
Commercial paper	$874	$730
Other notes payable(1)(2)	389	159
Current portion of long-term debt(3)(4)	225	2,042

Total short-term debt	$1,488	$2,931

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $275 million at December 31, 2010, which are discussed in more detail below.
(2)	Includes notes due to related parties of $112 million and $157 million at December 31, 2010 and 2009, respectively. During 2009, a portion of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to -30.0%. The remaining related party notes payable have variable interest rates ranging from 0.6% to 1.7% in 2010 and 0.4% to 1.8% in 2009.
(3)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $2,000 million at December 31, 2009, which are discussed in more detail below.
(4)	Includes notes due to related parties of $213 million at December 31, 2010.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 0.4% and 0.6% at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance. Prudential Funding’s outstanding commercial paper borrowings were $874 million and $730 million at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009, the weighted average maturity of total commercial paper outstanding was 31 and 23 days, respectively. Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s domestic commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements that can be used as an alternative source of liquidity. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings, depending on the type of asset pledged. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the New Jersey Department of Banking and Insurance (“NJDOBI”) regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $177 million and $221 million as of December 31, 2010 and 2009, respectively.

NJDOBI previously permitted Prudential Insurance to pledge collateral to the FHLBNY in an amount up to 7% of its prior year-end statutory net admitted assets, excluding separate account assets; however, since the Company elected not to seek an extension, this limitation reset to 5% effective January 1, 2011. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2009, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.2 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2010, Prudential Insurance had pledged qualifying assets with a fair value of $2.8 billion, which supported outstanding collateralized advances of $1.0 billion and collateralized funding agreements of $1.5 billion. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $5.5 billion as of December 31, 2010.

As of December 31, 2010, $275 million of the FHLBNY outstanding advances are reflected in “Short-term debt” and the remaining $725 million is in “Long-term debt.” FHLBNY advances declined $1,000 million from December 31, 2009, reflecting the repayment at maturity of $1,000 million of advances in June and the refinancing of $1,000 million of advances in December. Of the outstanding $1,000 million collateralized advances, $275 million matures in December 2011 and $725 million matures in December 2015. The funding agreements issued to the FHLBNY, which are reflected in “Policyholders’ account balances,” have priority claim status above debt holders of Prudential Insurance.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”) became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2010, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2010, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.1 billion.

Credit Facilities

As of December 31, 2010, the Company had $2,858 million of unsecured committed credit facilities. These facilities, which are available to Prudential Financial, Prudential Insurance, and Prudential Funding, have terms ranging from one to two years. There were no outstanding borrowings under these credit facilities as of December 31, 2010. Each of the facilities is available to the applicable borrowers up to the aggregate committed credit and may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. Any borrowings under the credit facilities would mature no later than the respective expiration dates of the facilities and would bear interest at the rates set forth in the applicable credit agreement.

These credit facilities contain representations and warranties, covenants and events of default that are customary for facilities of this type. The Company’s ability to borrow under the facilities is conditioned on the continued satisfaction of customary conditions, including, the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5.5 billion based on statutory accounting principles prescribed under New Jersey law and, in the case of each of the facilities, Prudential Financial’s maintenance of a prescribed minimum level of consolidated net worth. The minimum level of consolidated net worth of Prudential Financial is $12.5 billion, which for this purpose is based on U.S. GAAP equity, excluding net unrealized gains and losses on investments.

As of December 31, 2010, Prudential Insurance’s total adjusted capital and Prudential Financial’s consolidated net worth (as defined in the applicable credit agreements) exceeded the minimum amounts required to borrow under the facilities. The Company’s ability to borrow under the facilities is not contingent on its credit ratings nor subject to material adverse change clauses.

The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $960 million at December 31, 2010, of which $100 million was used.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2010	2009
			(in millions)
Fixed rate notes:
Surplus notes(1)	2014-2040	5.10%-8.30%	$2,986	$2,686
Other fixed rate notes(2)(3)	2011-2027	1.00%-14.85%	2,128	780
Floating rate notes:
Surplus notes(4)	2016-2052	(5)	3,200	3,250
Other floating rate notes	2011-2012	(6)	140	213

Total long-term debt			$8,454	$6,929

(1)	Fixed rate surplus notes at December 31, 2010 and 2009 includes $2,044 million and $1,745 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2040. The interest rates ranged from 5.1% to 6.7% in 2010 and 5.1% to 6.1% in 2009.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $725 million at December 31, 2010. These borrowings are discussed in more detail above.
(3)	Other fixed rate notes at December 31, 2010 and 2009 includes $1,213 million and $578 million, respectively, due to related parties. Maturities of these notes range from 2015 through 2027 and interest rates ranged from 3.01% to 14.85% in 2010 and 4.88% to 14.85% in 2009.
(4)	Floating rate surplus notes at December 31, 2009 includes $50 million due to a related party, which was prepaid in 2010. The interest rates ranged from 2.28% to 2.90% in 2010 and was 2.61% in 2009.
(5)	The interest rate on the floating rate Surplus notes ranged from 0.52% to 3.71% in 2010 and 0.55% to 4.84% in 2009.
(6)	Other floating rate notes at December 31, 2010 and 2009, which are all due to related parties, are based on LIBOR Interest rates ranged from 1.23% to 1.96% in 2010 and 1.52% to 15.48% in 2009.

At December 31, 2010 and 2009, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2010, the Company’s contractual maturities of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2012	$143
2013	4
2014	904
2015	1,614
2016 and thereafter	5,789

Total	$8,454

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2010 and 2009, the Company met these statutory capital requirements. At December 31, 2010 and 2009, $942 million and $941 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price. The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2010 and 2009, the credit derivative was a liability of $26 million and $22 million, respectively, with no requirement to pledge collateral.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At December 31, 2010 and 2009, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2010 and 2009, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2010 and 2009 and interest expense was decreased by $10 million for the year ended December 31, 2008. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short- and long-term debt, including interest on affiliated debt, was $318 million, $352 million and $539 million, for the years ended December 31, 2010, 2009 and 2008, respectively. Interest expense related to affiliated debt was $155 million, $154 million and $177 million for the years ended December 31, 2010, 2009 and 2008, respectively. “Due to parent and affiliates” included $25 million and $24 million associated with the affiliated long-term interest payable at December 31, 2010 and 2009, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15. EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2010	2009	2008
	(in millions)
Net income (loss)	$2,039	$2,312	$(668)
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	2	6	(24)
Change in net unrealized investments gains (losses)(1)	1,361	7,332	(5,888)
Change in pension and postretirement unrecognized net periodic benefit (cost)	328	(620)	(707)

Other comprehensive income (loss), net of tax expense (benefit) of $869, $3,364, ($3,517)	1,691	6,718	(6,619)

Comprehensive income (loss)	3,730	9,030	(7,287)

Comprehensive income attributable to noncontrolling interests	(1)	(1)	(2)

Comprehensive income (loss) attributable to Prudential Insurance Company of America	$3,729	$9,029	$(7,289)

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2007	$123	$212	$(161)	$174
Change in component during year(2)	(24)	(6,033)	(707)	(6,764)

Balance, December 31, 2008	99	(5,821)	(868)	(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than- temporary impairments of debt securities(3)	—	(575)	—	(575)

Balance, December 31, 2009	105	936	(1,488)	(447)
Change in component during year	2	1,361	328	1,691

Balance, December 31, 2010	$107	$2,297	$(1,160)	$1,244

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 includes the purchase of fixed maturities from an affiliate of $(145) million.
(3)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2010, Prudential Insurance’s unassigned surplus was $4,224 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $1,499 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($8,364 million as of December 31, 2010) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($1,127 million for the year ended December 31, 2010), the dividend is considered to be an “extraordinary dividend” and the prior approval of the Department is required for the payment of the dividend. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,623 million, $1,101 million and $(808) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,364 million and $10,042 million at December 31, 2010 and 2009, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16. STOCK-BASED COMPENSATION

In 2010 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2010, 2009 and 2008, include allocated costs of $13 million, $14 million and $20 million, respectively, associated with employee stock options and $44 million, $37 million, and $27 million, respectively, associated with employee restricted stock shares, restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2010 and 2009, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2010	2009	2010	2009
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,957)	(7,481)	$(2,122)	(1,994)
Service cost	(130)	(120)	(10)	(10)
Interest cost	(450)	(441)	(113)	(115)
Plan participants’ contributions	—	—	(23)	(21)
Medicare Part D subsidy receipts	—	—	(20)	(14)
Amendments	—	—	—	—
Actuarial gains/(losses), net	(201)	(392)	(40)	(172)
Settlements	—	—	—	—
Curtailments	4	—	—	—
Special termination benefits	—	(1)	—	—
Benefits paid	498	494	213	209
Foreign currency changes and other	6	(16)	(1)	(5)

Benefit obligation at end of period	$(8,230)	$(7,957)	$(2,116)	$(2,122)

Change in plan assets
Fair value of plan assets at beginning of period	$9,572	$9,900	$1,519	$1,417
Actual return on plan assets	1,366	90	152	278
Employer contributions	72	60	14	16
Plan participants’ contributions	—	—	23	21
Disbursement for settlements	—	—	—	—
Benefits paid	(498)	(494)	(213)	(209)
Foreign currency changes and other	(4)	16	—	(4)

Fair value of plan assets at end of period	$10,508	$9,572	$1,495	$1,519

Funded status at end of period	$2,278	$1,615	$(621)	$(603)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,219	$2,523	$—	$—
Accrued benefit liability	(941)	(908)	(621)	(603)

Net amount recognized	$2,278	$1,615	$(621)	$(603)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$1	$1
Prior service cost	81	105	(54)	(65)
Net actuarial loss	1,221	1,674	617	660

Net amount not recognized	$1,302	$1,779	$564	$596

Accumulated benefit obligation	$(7,834)	$(7,584)	$(2,116)	$(2,122)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($841 million and $779 million benefit obligation at December 31, 2010 and 2009, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2010 and 2009. As of December 31, 2010 and 2009, the assets in these trusts had a carrying value of $390 million and $281 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($74 million and $75 million benefit obligation at December 31, 2010 and 2009, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2010 and 2009, the assets in the trust had a carrying value of $124 million and $124 million, respectively.

Pension benefits for foreign plans comprised 3% and 3% of the ending benefit obligation for 2010 and 2009. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2010 and 2009. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2010	2009
	(in millions)
Projected benefit obligation	$1,128	$1,065
Fair value of plan assets	187	157

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2010	2009
	(in millions)
Accumulated benefit obligation	$1,029	$969
Fair value of plan assets	187	157

There were no purchases of annuity contracts in 2010 and 2009 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $20 million and $20 million as of December 31, 2010 and 2009, respectively.

There were no pension plan amendments in 2010 and 2009. There were no postretirement plan amendments in 2010 and 2009.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008
	(in millions)
Service cost	$130	$120	$116	$10	$10	$10
Interest cost	450	441	445	113	115	124
Expected return on plan assets	(743)	(729)	(717)	(107)	(107)	(161)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	23	26	28	(12)	(11)	(11)
Amortization of actuarial (gain) loss, net	26	20	17	39	42	1
Settlements	—	—	—	—	—	—
Special termination benefits	—	1	2	—	—	—

Net periodic (benefit) cost	$(114)	$(121)	$(109)	$44	$50	$(36)

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2008	$—	$131	$661	$2	$(76)	$700
Amortization for the period	—	(26)	(20)	(1)	11	(42)
Deferrals for the period	—	—	1,031	—	—	1
Impact of foreign currency changes and other	—	—	2	—	—	1

Balance, December 31, 2009	—	105	1,674	1	(65)	660

Amortization for the period	—	(23)	(26)	(1)	12	(39)
Deferrals for the period	—	—	(422)	—	—	(5)
Impact of foreign currency changes and other	—	(1)	(5)	1	(1)	1

Balance, December 31, 2010	$—	$81	$1,221	$1	$(54)	$617

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2011 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	26	36

Total	$49	$25

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below. The assumptions for 2008 use September 30, 2007 for beginning of period and December 31, 2008 for end of period. The assumptions for 2009 use December 31, 2008 as the beginning of period and December 31, 2009 for end of period. The assumptions for 2010 use December 31, 2009 as the beginning of period and December 31, 2010 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	6.00%	6.25%	5.50%	6.00%	6.00%
Discount rate (end of period)	5.60%	5.75%	6.00%	5.35%	5.50%	6.00%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.50%	7.50%	7.75%	7.50%	8.00%	8.00%
Health care cost trend rates (beginning of period)				5.00-7.50%	5.00-8.00%	5.00-8.75%
Health care cost trend rates (end of period)				5.00-7.00%	5.00-7.50%	5.00-8.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2015, 2014, 2012 (beginning of period)				5.00%	5.00%	5.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2017, 2015, 2014 (end of period)				5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2010 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 600 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2010. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The domestic discount rate used to value the pension and postretirement benefit obligations at December 31, 2009 and 2008 is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 300 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2010 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2010. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2011. The expected long-term rate of return for 2011 is 7.0% for both the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$6
Increase in postretirement benefit obligation	124
One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	110

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2010 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	11%	36%	47%
International Equities	2%	11%	1%	7%
Fixed Maturities	53%	72%	0%	55%
Short-term Investments	0%	12%	0%	60%
Real Estate	1%	14%	0%	0%
Other	3%	22%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2010 and December 31, 2009 for either the pension or postretirement plans. Pension plan assets of $6,944 million and $6,393 million are included in the Company’s separate account assets and liabilities as of December 31, 2010 and December 31, 2009, respectively.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt – See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract – The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) – Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral – This value is the contractual position relative to the investment of securities lending collateral.

Real Estate – The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments – Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships – The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) – The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds – The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$922	$—	$922
Common/collective trusts (1)	—	35	—	35

Sub-total				957
International Equities:
Pooled separate accounts (2)	—	24	—	24
Common/collective trusts (3)	—	191	—	191
United Kingdom insurance pooled funds (4)	—	77	—	77

Sub-total				292
Fixed Maturities:
Pooled separate accounts (5)	—	996	—	996
Common/collective trusts (6)	—	290	—	290
U.S. government securities (federal):
Mortgage backed	—	4	—	4
Other U.S. government securities	—	1,806	—	1,806
U.S. government securities (state & other)	—	533	—	533
Non-U.S. government securities	—	15	—	15
United Kingdom insurance pooled funds (7)	—	104	—	104
Corporate Debt:
Corporate bonds (8)	—	3,043	10	3,053
Asset backed	—	20	—	20
Collateralized Mortgage Obligations (CMO) (9)	—	739	—	739
Interest rate swaps (Notional amount: $412)	—	(23)	—	(23)
Guarenteed investment contract	—	1	—	1
Other (10)	101	9	(8)	102
Unrealized gain (loss) on investment of securities lending collateral (11)	—	(123)	—	(123)

Sub-total				7,517
Short-term Investments:
Pooled separate accounts	—	32	—	32
United Kingdom insurance pooled funds	—	5	—	5

Sub-total				37
Real Estate:
Pooled separate accounts (12)	—	—	216	216
Partnerships	—	—	42	42

Sub-total				258
Other:
Structured debt (Gateway Recovery Trust)	—	—	658	658
Partnerships	—	—	219	219
Hedge funds	—	—	570	570

Sub-total				1,447

Total	$101	$8,700	$1,707	$10,508

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$782	$—	$782
Common/collective trusts (1)	—	128	—	128
Other (10)	33	5	—	38

Sub-total				948
International Equities:
Pooled separate accounts (2)	—	23	—	23
Common/collective trusts (3)	—	156	—	156
Equities	61	—	—	61

Sub-total				240
Fixed Maturities:
Pooled separate accounts (5)	—	867	—	867
Common/collective trusts (6)	—	345	—	345
U.S. government securities (federal):
Mortgage backed	—	70	—	70
Other U.S. government securities	—	2,085	—	2,085
U.S. government securities (state & other)	—	385	—	385
Non-U.S. government securities	—	13	—	13
United Kingdom insurance pooled funds (7)	—	90	—	90
Corporate Debt:
Corporate bonds (8)	—	2,008	1	2,009
Asset backed	—	102	—	102
Collateralized Mortgage Obligations (CMO) (9)	—	881	2	883
Interest rate swaps (Notional amount: $5,686)	—	215	—	215
Guaranteed investment contract	—	1	—	1
Other (10)	61	(1)	120	180
Unrealized gain (loss) on investment of securities lending collateral (13)	—	(182)	—	(182)

Sub-total				7,063
Short-term Investments:
Pooled separate accounts	—	10	—	10
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				16
Real Estate:
Pooled separate accounts (12)	—	—	187	187
Partnerships	—	—	48	48
Other	—	—	—	—

Sub-total				235
Other:
Structured debt (Gateway Recovery Trust)	—	—	572	572
Partnerships	—	—	280	280
Hedge fund	—	—	218	218

Sub-total				1,070

Total	$155	$7,989	$1,428	$9,572

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.

(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)	The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,295 million and the liability for securities lending collateral is $1,418 million.
(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,231 million and the liability for securities lending collateral is $1,413 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$1	$2	$120	$187
Actual Return on Assets:
Relating to assets still held at the reporting date	1	—	—	42
Relating to assets sold during the period	—	—	—	(2)
Purchases, sales and settlements	—	—	(128)	(11)
Transfers in and /or out of Level 3	8	(2)	—	—

Fair Value, end of period	$10	$—	$(8)	$216

	Year Ended December 31, 2010
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$48	$572	$280	$218
Actual Return on Assets:
Relating to assets still held at the reporting date	4	86	17	44
Relating to assets sold during the period	—	—	—	—
Purchases, sales and settlements	(10)	—	30	200
Transfers in and /or out of Level 3	—	—	(108)	108

Fair Value, end of period	$42	$658	$219	$570

	Year Ended December 31, 2009
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$13	$2	$161	$323
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—	(125)
Relating to assets sold during the period	—	—	—	(1)
Purchases, sales and settlements	(3)	—	(41)	(10)
Transfers in and /or out of Level 3	(9)	—	—	—

Fair Value, end of period	$1	$2	$120	$187

	Year Ended December 31, 2009
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$64	$477	$197	$176
Actual Return on Assets:
Relating to assets still held at the reporting date	(15)	95	17	42
Relating to assets sold during the period	—	—	—	—
Purchases, sales and settlements	(1)	—	66	—
Transfers in and /or out of Level 3	—	—	—	—

Fair Value, end of period	$48	$572	$280	$218

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	—	449	—	449
Common trusts (2)	—	88	—	88
Equities	102	—	—	102

Sub-total				639
International Equities:
Variable Life Insurance Policies (3)	—	51	—	51
Common trusts (4)	—	17	—	17

Sub-total				68

Fixed Maturities:
Common trusts (5)	—	23	—	23
U.S. government securities (federal):
Mortgage Backed	—	13	—	13
Other U.S. government securities	—	157	—	157
U.S. government securities (state & other)	—	2	—	2
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	281	2	283
Asset Backed	—	73	—	73
Collateralized Mortgage Obligations (CMO) (7)	—	201	—	201
Interest rate swaps (Notional amount: $322)	—	3	—	3
Other (8)	10	—	4	14
Unrealizied gain (loss) on investment of securities lending collateral (9)	—	—	—	—

Sub-total				772
Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	15	—	—	15

Sub-total				16

Total	$127	$1,362	$6	$1,495

	As of December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies:
Pooled separate accounts (1)	$—	$155	$—	$155
Registered investment companies	253	—	—	253
Common trusts (2)	—	95	—	95
Equities	97	—	—	97

Sub-total				600
International Equities:
Variable Life Insurance Policies
Pooled separate accounts (3)	—	39	—	39
Common trusts (4)	—	19	—	19

Sub-total				58

Fixed Maturities:
Common trusts (5)	—	29	—	29
U.S. government securities (federal):
Mortgage Backed	—	33	—	33
Other U.S. government securities	—	84	—	84
U.S. government securities (state & other)	—	1	—	1
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	259	1	260
Asset Backed	—	98	—	98
Collateralized Mortgage Obligations (CMO) (7)	—	215	2	217
Interest rate swaps (Notional amount: $322)	—	4	—	4
Other (8)	110	—	12	122

Sub-total				851
Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	9	—	—	9

Sub-total				10

Total	$469	$1,035	$15	$1,519

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)	The contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $30 million and the liability for securities lending collateral is $30 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$2	$12
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—
Relating to assets sold during the period	—	—	—
Purchases, sales and settlements	1	—	(8)
Transfers in and /or out of Level 3	—	(2)	—

Fair Value, end of period	$2	$—	$4

	Year Ended December 31, 2009
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$3	$2	$11
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—
Relating to assets sold during the period	—	—	—
Purchases, sales and settlements	(2)	—	1
Transfers in and /or out of Level 3	—	—	—

Fair Value, end of period	$1	$2	$12

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2010	2009	2010	2009
Asset Category
U.S. Equities	9%	10%	43%	40%
International Equities	3	3	5	4
Fixed Maturities	72	74	51	55
Short-term Investments	—	—	1	1
Real Estate	2	2	—	—
Other	14	11	—	—

Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2011	$524	$199	$19
2012	533	198	20
2013	535	198	21
2014	549	196	21
2015	557	193	22
2016-2020	2,921	920	110

Total	$5,619	$1,904	$213

The Company anticipates that it will make cash contributions in 2011 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2010 and 2009 was $33 million and $38 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $52 million, $53 million and $51 million for the years ended December 31, 2010, 2009 and 2008, respectively.

18. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2010	2009	2008
	(in millions)
Current tax expense (benefit)
U.S.	$(304)	$202	$(309)
State and local	(3)	(2)	5
Foreign	13	9	20

Total	(294)	209	(284)

Deferred tax expense (benefit)
U.S.	1,131	(606)	(61)
State and local	(3)	9	3
Foreign	—	(3)	5

Total	1,128	(600)	(53)

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$834	$(391)	$(337)
Income tax expense (benefit) on equity in earnings of operating joint ventures	25	807	(109)
Income tax expense (benefit) on discontinued operations	4	—	(2)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	869	3,054	(3,594)
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	—	(59)	561
Stock-based compensation programs	1	10	(8)
Cumulative effect of changes in accounting principles	—	310	10

Total income taxes	$1,733	$3,731	$(3,479)

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2010	2009	2008
	(in millions)
Expected federal income tax expense (benefit)	$987	$152	$(277)
Low income housing and other tax credits	(58)	(68)	(79)
Non-taxable investment income	(157)	(120)	(22)
Expiration of statute of limitations and related interest	—	(272)	—
Change in tax rate	93	—	—
Other	(31)	(83)	41

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$834	$(391)	$(337)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2010	2009
	(in millions)
Deferred tax assets
Policyholders’ dividends	$938	$142
Net operating and capital loss carryforwards	4	39
Insurance reserves	714	1,164
Other	322	358

Deferred tax assets before valuation allowance	1,978	1,703
Valuation allowance	(10)	(8)

Deferred tax assets after valuation allowance	1,968	1,695

Deferred tax liabilities
Net unrealized investment gains	2,284	678
Employee benefits	221	433
Investments	623	88
Deferred policy acquisition costs	1,948	1,603

Deferred tax liabilities	5,076	2,802

Net deferred tax liability	$(3,108)	$(1,107)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2010	2009
	(in millions)
Valuation allowance related to state and local deferred tax assets	$—	$—
Valuation allowance related to foreign operations deferred tax assets	$10	$8

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2010	2009
	(in millions)
Federal net operating and capital loss carryforwards (1)	$11	$108
State net operating and capital loss carryforwards (2)	$5	$5

(1)	Expires between 2014 and 2030.
(2)	Expires between 2025 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2010, 2009, and 2008 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2010	2009	2008
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$205	$187	$166

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	—	98	98
(Decreases) in unrecognized tax benefits taken in prior period	—	(27)	(27)

Amounts as of December 31, 2008	386	206	592
Increases in unrecognized tax benefits taken in prior period	—	43	43
(Decreases) in unrecognized tax benefits taken in prior period	(22)	(21)	(43)
Settlements with Parent	(150)	(247)	(397)
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(214)	—	(214)

Amounts as of December 31, 2009	—	(19)	(19)
Increases in unrecognized tax benefits taken in prior period	2	—	2
(Decreases) in unrecognized tax benefits taken in prior period	—	—	—

Amounts as of December 31, 2010	$2	$(19)	$(17)

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$386	$88	$474

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$—	$9	$9

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$2	$9	$11

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2010	2009	2008
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$18	$(138)	$52
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$—	$(18)	$190

On December 22, 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on

July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired. See Note 20 for a discussion of the settlement of the Company’s contingent tax liability with Prudential Financial.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $272 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 14, 2011, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010, (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009, these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The

Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities. As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 were $4,505 million included in Fixed Maturities Available for Sale – Asset-Backed Securities and $208 million included in Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities.

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$9,842	$—	$—	$9,842
Obligations of U.S. states and their political subdivisions	—	1,777	—	—	1,777
Foreign government bonds	—	2,161	27	—	2,188
Corporate securities	5	73,507	991	—	74,503
Asset-backed securities	—	8,467	1,507	—	9,974
Commercial mortgage-backed securities	—	11,113	—	—	11,113
Residential mortgage-backed securities	—	7,138	23	—	7,161

Subtotal	5	114,005	2,548	—	116,558
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	178	—	—	178
Obligations of U.S. states and their political subdivisions	—	182	—	—	182
Foreign government bonds	—	101	—	—	101
Corporate securities	—	9,924	82	—	10,006
Asset-backed securities	—	804	226	—	1,030
Commercial mortgage-backed securities	—	2,402	5	—	2,407
Residential mortgage-backed securities	—	1,345	18	—	1,363
Equity securities	2	67	4	—	73
All other activity	606	91	—	—	697

Subtotal	608	15,094	335	—	16,037

Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	84	—	—	84
Obligations of U.S. states and their political subdivisions	118	—	—	—	118
Corporate securities	—	164	—	—	164
Asset-backed securities	—	164	11	—	175
Commercial mortgage-backed securities	—	52	—	—	52
Equity Securities	222	—	4	—	226
All other activity	17	10,116	129	(5,904)	4,358

Subtotal	357	10,580	144	(5,904)	5,177
Equity securities, available for sale	3,440	1,923	69	—	5,432
Commercial mortgage and other loans	—	—	(6)	—	(6)
Other long-term investments	3	10	251	—	264
Short-term investments	2,586	505	—	—	3,091
Cash equivalents	478	1,667	—	—	2,145
Other assets	2,781	—	—	—	2,781
Due from parent and affiliates	—	528	1,919	—	2,447

Subtotal excluding separate account assets	10,258	144,312	5,260	(5,904)	153,926
Separate account assets (1)	41,092	102,341	15,771	—	159,204

Total assets	$51,350	$246,653	$21,031	$(5,904)	$313,130

Future policy benefits	—	—	(348)	—	(348)
Other liabilities	3	6,582	3	(5,712)	876
Due to parent and affiliates	—	2,882	126	—	3,008

Total liabilities	$3	$9,464	$(219)	$(5,712)	$3,536

	As of December 31, 2009 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$6,718	$—	$—	$6,718
Obligations of U.S. states and their political subdivisions	—	1,284	—	—	1,284
Foreign government bonds	—	2,122	42	—	2,164
Corporate securities	5	67,387	752	—	68,144
Asset-backed securities	—	3,058	6,085	—	9,143
Commercial mortgage-backed securities	—	9,953	—	—	9,953
Residential mortgage-backed securities	—	8,719	83	—	8,802

Subtotal	5	99,241	6,962	—	106,208
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	56	—	—	56
Obligations of U.S. states and their political subdivisions	—	31	—	—	31
Foreign government bonds	—	106	—	—	106
Corporate securities	—	9,335	83	—	9,418
Asset-backed securities	—	576	281	—	857
Commercial mortgage-backed securities	—	1,888	5	—	1,893
Residential mortgage-backed securities	—	1,412	20	—	1,432
Equity securities	—	118	3	—	121
All other activity	343	382	—	—	725

Subtotal	343	13,904	392	—	14,639

Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	1	70	—	—	71
Corporate securities	—	169	—	—	169
Asset-backed securities	—	141	42	—	183
Commercial mortgage-backed securities	—	52	—	—	52
Equity Securities	213	—	2	—	215
All other activity	13	6,427	290	(4,555)	2,175

Subtotal	227	6,859	334	(4,555)	2,865
Equity securities, available for sale	2,909	1,823	124	—	4,856
Commercial mortgage and other loans	—	—	(10)	—	(10)
Other long-term investments	1	21	—	—	22
Short-term investments	3,181	1,464	—	—	4,645
Cash equivalents	4,394	1,983	—	—	6,377
Other assets	2,555	7	—	—	2,562
Due from parent and affiliates	—	450	3,372	—	3,822

Subtotal excluding separate account assets	13,615	125,752	11,174	(4,555)	145,986
Separate account assets (1)	32,653	86,776	13,047	—	132,476

Total assets	$46,268	$212,528	$24,221	$(4,555)	$278,462

Future policy benefits	—	—	58	—	58
Other liabilities	—	4,996	10	(4,154)	852
Due to parent and affiliates	—	1,122	288	—	1,410

Total liabilities	$—	$6,118	$356	$(4,154)	$2,320

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(2)	“Netting” amounts represent cash collateral and the impact of offsetting unaffiliated asset and liability positions held with the same counterparty. External derivative transactions are classified as receivables or payables within the table on an individual trade basis. Affiliated derivative transactions within each fair value hierarchy level are classified net as receivables or payables based on their net counterparty exposure.
(3)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009, over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Other Long-Term Investments – Other long-term investments, other than derivatives, consist of fund investments where the fair value option has been elected. The fair value of these fund investments is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility, and are classified as Level 2.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value include U.S. Treasury bills held within our global commodities group whose fair values are based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. As a result, they are reported in the Level 1 hierarchy. Included in other liabilities are various derivatives contracts executed within our global commodities group, including exchange-traded futures, foreign currency and commodity contracts. The fair values of these derivative instruments are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to\from parent and affiliates – Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company’s insurance subsidiaries in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made to the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Account assets are classified as Level 2. When an adjustment is not made, they are classified as Level 1. This type of adjustment was made at December 31, 2009, but not at December 31, 2010. As a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available For Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$—	$83
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(28)	(47)	—	—
Other income	—	—	—	—	—
Included in other comprehensive income (loss)	—	94	109	1	—
Net investment income	—	8	(19)	—	1
Purchases, sales, issuances and settlements	—	(183)	339	19	(6)
Other(1)	—	10	—	48	(48)
Transfers into Level 3(2)	—	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)

Fair Value, end of period	$27	$991	$1,507	$—	$23

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(30)	$(66)	$—	$—
Other income	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$—	$101	$98	$1	$—

	Year Ended December 31, 2010
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$83	$281	$5	$20	$3
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—
Other income	(1)	1	3	1	2
Included in other comprehensive income (loss)	—	—	—	—	—
Net investment income	1	1	—	—	—
Purchases, sales, issuances and settlements	(36)	185	(2)	(3)	(1)
Other(1)	—	—	—	—	—
Transfers into Level 3(2)	72	9	31	—	—
Transfers out of Level 3(2)	(37)	(251)	(32)	—	—

Fair Value, end of period	$82	$226	$5	$18	$4

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—
Other income	$(3)	$1	$5	$1	$2
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

	Year Ended December 31, 2010
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale
	(in millions)
Fair Value, beginning of period	$42	$2	$290	$124
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(66)	51
Other income	3	2	3	—
Included in other comprehensive income (loss)	—	—	—	(39)
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	(49)	—	(98)	(69)
Other(1)	—	—	—	—
Transfers into Level 3(2)	15	—	—	3
Transfers out of Level 3(2)	—	—	—	(1)

Fair Value, end of period	$11	$4	$129	$69

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(65)	$(2)
Other income	$2	$1	$3	$—
Included in other comprehensive income (loss)	$—	$—	$—	$5

	Year Ended December 31, 2010
	Commercial Mortgage and Other Loans	Other Long- term Investments	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$(10)	$—	$3,372	$13,047
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	4	(9)	(477)	—
Other income	—	18	—	—
Interest credited to policyholders’ account balances	—	—	—	2,125
Included in other comprehensive income (loss)	—	—	37	—
Net investment income	—	—	45	—
Purchases, sales, issuances and settlements	—	242	(1,468)	839
Foreign currency translation	—	—	—	—
Other(1)	—	—	—	—
Transfers into Level 3(2)	—	—	410	171
Transfers out of Level 3(2)	—	—	—	(411)

Fair Value, end of period	$(6)	$251	$1,919	$15,771

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$4	$(9)	$(476)	$—
Other income	$—	$18	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$1,077
Included in other comprehensive income (loss)	$—	$—	$48	$—

	Year Ended December 31, 2010
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(58)	$(10)	$(288)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	520	4	68
Other income	—	—	(3)
Included in other comprehensive income (loss)	—	—	—
Net investment income	—	—	—
Purchases, sales, issuances and settlements	(114)	3	97
Other(1)	—	—	—
Transfers into Level 3(2)	—	—	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$348	$(3)	$(126)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$474	$4	$68
Other income	$—	$—	$(3)
Included in other comprehensive income (loss)	$—	$—	$—

(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,880 million and $222 million, respectively, for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Foreign Government Bonds
	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$—
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(96)	(661)	—	—
Other income	—	—	—	—	—
Included in other comprehensive income (loss)	5	112	2,257	(1)	—
Net investment income	—	11	57	1	—
Purchases, sales, issuances and settlements	123	(579)	(1,582)	18	12
Other(1)	—	—	—	—	—
Transfers into Level 3(2)	10	872	5,228	—	—
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)

Fair Value, end of period	$42	$752	$6,085	$83	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(100)	$(658)	$—	$—
Other income	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$—

	Year Ended December 31, 2009
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—
Other income	20	59	(1)	3	2
Included in other comprehensive income (loss)	—	—	—	—	—
Net investment income	2	—	—	—	—
Purchases, sales, issuances and settlements	(72)	(66)	—	(4)	—
Other(1)	—	—	—	—	—
Transfers into Level 3(2)	229	266	—	—	—
Transfers out of Level 3(2)	(171)	(13)	—	(7)	—

Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—
Other income	$16	$47	$(1)	$3	$2
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available for Sale
	(in millions)
Fair Value, beginning of period	$38	$—	$7	$1,306	$73
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	(320)	(10)
Other income	—	3	3	24	—
Included in other comprehensive income (loss)	—	—	—	—	51
Net investment income	—	—	—	—	—
Purchases, sales, issuances and settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	—	—	—
Transfers into Level 3(2)	—	—	—	—	12
Transfers out of Level 3(2)	—	—	(1)	—	(15)

Fair Value, end of period	$—	$42	$2	$290	$124

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$(320)	$(21)
Other income	$2	$1	$3	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$51

	Year Ended December 31, 2009
	Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$—	$833	$19,780
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(10)	(872)	—
Other income	—	—	—
Interest credited to policyholders’ account balances	—	—	(7,365)
Included in other comprehensive income (loss)	—	58	—
Net investment income	—	—	—
Purchases, sales, issuances and settlements	—	1,669	420
Other(1)	—	—	—
Transfers into Level 3(2)	—	1,684	559
Transfers out of Level 3(2)	—	—	(347)

Fair Value, end of period	$(10)	$3,372	$13,047

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(10)	$(846)	$—
Other income	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$(7,579)
Included in other comprehensive income (loss)	$—	$—	$—

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Other income	—	—	9
Included in other comprehensive income (loss)	—	—	—
Net investment income	—	—	—
Purchases, sales, issuances and settlements	(45)	49	691
Other(1)	—	—	—
Transfers into Level 3(2)	—	(2)	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272
Other income	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—

(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed above. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities Available for Sale
	(in millions)
Fair Value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	—	628	(5)
Other income	—	(39)	(5)	—
Included in other comprehensive income (loss)	(346)	—	—	(24)
Net investment income	11	(1)	—	—
Purchases, sales, issuances and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3(1)	123	(74)	—	(50)

Fair Value, end of period	$1,923	$145	$1,351	$73

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(363)	$—	$628	$(5)
Other income	$—	$(46)	$(5)	$—
Included in other comprehensive income (loss)	$(327)	$—	$—	$(21)

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets (3)	Future Policy Benefits	Other Liabilities
	(in millions)
Fair Value, beginning of period	$35	$21,815	$(71)	$(77)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	—	(1,079)	(101)
Other income	—	—	—	—
Interest credited to policyholders’ account balances	—	(2,983)	—	—
Included in other comprehensive income (loss)	—	—	—	—
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	21	1,555	(22)	39
Transfers into (out of) Level 3(1)	—	(607)	—	—

Fair Value, end of period	$833	$19,780	$(1,172)	$(139)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$777	$—	$(1,079)	$(101)
Other income	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$(3,733)	$—	$—

Year Ended December 31, 2008
Due to Parent and Affiliates
(in millions)
Fair Value, beginning of period	$(395)
Total gains or (losses) (realized\unrealized):
Included in earnings:
Realized investment gains (losses), net	(650)
Other income	—
Included in other comprehensive income (loss)	—
Net investment income	—
Purchases, sales, issuances and settlements	(215)
Transfers into (out of) Level 3(2)	—

Fair Value, end of period	$(1,260)

Unrealized gains (losses) for the period relating to those Level 3 liabilities that were still held at the end of the period(2)
Included in earnings:
Realized investment gains (losses), net	$(650)
Other income	$—
Interest credited to policyholders’ account balances	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$17	$6,536	$3	$		$6,556
Currency	7	1,743	—			1,750
Credit	—	107	—			107
Currency/Interest Rate	—	2,284	—			2,284
Equity	—	549	126			675
Commodity	144	235	—			379
Netting (1)					(7,416)	(7,416)

Total derivative assets	$168	$11,454	$129		$(7,416)	$4,335

Derivative liabilities:
Interest Rate	$18	$6,206	$12	$		$6,236
Currency	—	1,678	—			1,678
Credit	—	108	—			108
Currency/Interest Rate	—	2,402	—			2,402
Equity	—	513	126			639
Commodity	—	314	—			314
Netting (1)					(7,325)	(7,325)

Total derivative liabilities	$18	$11,221	$138		$(7,325)	$4,052

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$297	$(297)	$5	$(5)	$—	$(4)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(110)	110	(5)	5	3	(12)
Other income	—	—	—	—	—	4
Purchases, sales, issuances and settlements	(61)	61	—	—	—	—
Transfers into Level 3(1)	—		—	—	—	—
Transfers out of Level 3(1)	—		—	—	—	—

Fair Value, end of period	$126	$(126)	$—	$—	$3	$(12)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(104)	$104	$(5)	$5	$3	$(12)
Other income	$(6)	$6	$—	$—	$—	$—

Nonrecurring Fair Value Measurements – Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $5 million of losses being recorded for the year ended December 31, 2010 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2010 was $56 million. Similar losses on commercial mortgage loans of $109 million and $6 million were recorded for the years ended December 31, 2009 and 2008. The reserves were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $6 million, $51 million and $27 million were recorded for the years ended December 31, 2010, 2009 and 2008, respectively, on certain cost method investments. The carrying value as of December 31, 2010 of these investments was $165 million. In addition, impairments of $2 million and $11 million were recorded for the year ended December 31, 2010 and 2009, respectively, on certain equity method investments. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value Option – The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.

	2010	2009	2008
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	18	—	—

Changes in fair value are reflected in “Other income.” The fair value of other long-term investments was $258 million as of December 31, 2010.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, affiliated notes receivable classified as available for sale, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Assets:
Commercial mortgage and other loans	$26,647	$27,773	$26,289	$25,649
Policy loans	8,036	9,831	7,907	9,358
Other affiliated notes receivable	971	993	964	966
Liabilities:
Policyholders’ account balances - investment contracts	$59,179	$60,451	$58,162	$58,921
Short-term and long-term debt	9,942	10,328	9,860	9,787

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Notes Receivable – Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20. RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $519 million, $499 million and $408 million for the years ended December 31, 2010, 2009 and 2008, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $1 million, $1 million and $18 million for the years ended December 31, 2010, 2009 and 2008, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $154 million and $85 million at December 31, 2010 and 2009, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $262 million, $248 million and $272 million as contra-revenue in “Net investment income” and $110 million, $155 million and $129 million in “General and administrative expenses” for the years ended December 31, 2010, 2009 and 2008, respectively. “Due to parent and affiliates” includes $29 million and $20 million at December 31, 2010 and 2009, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2010	2009
			(in millions)
U.S. Dollar floating rate notes(1)	2010 - 2026	0.29% - 5.59%	$264	$1,018
U.S. Dollar fixed rate notes(2)	2010 - 2026	1.72% - 11.03%	1,794	2,977
Japanese Yen fixed rate notes	2014 - 2019	1.73% - 3.40%	290	252

Total long-term notes receivable - affiliated(3)			2,348	4,247
Short-term notes receivable - affiliated(4)			1,077	544

Total notes receivable - affiliated			$3,425	$4,791

(1)	Includes current portion of the long-term notes receivable of $5 million and $660 million at December 31, 2010 and 2009, respectively.
(2)	Includes current portion of the long-term notes receivable of $539 million at 2009.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 1.36% at December 31, 2010 and 1.32% at December 31, 2009. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $21 million and $30 million at December 31, 2010 and 2009, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $258 million, $207 million and $97 million for the years ended December 31, 2010, 2009, and 2008, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $181 million and $70 million, associated with these transactions at December 31, 2010 and 2009, respectively. Revenues related to this lending activity were $1 million, $0 million and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively, and are included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Related Parties

During 2010, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $1,136 million, the fair value on the date of the transfer plus accrued interest. The difference of $96 million between the amortized cost and the fair value of the securities was recorded by the Company as a reduction to additional paid-in capital.

In March 2010, the Company purchased fixed maturities classified as trading account assets from an affiliate for a total of $175 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the assets at fair at the time of the purchase. Trading account assets are carried at fair value in the Company’s consolidated statement of financial position.

In June 2010, the Company purchased fixed maturity investments from its separate account for a total of $118 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at fair value at the time of the purchase.

In December 2009, the Company sold fixed maturity investments to an affiliate for a total of $1,871 million, the fair value on the date of transfer plus accrued interest. In consideration for this sale, the Company received notes receivable from affiliates with a fair value of $1,890 million and $24 million for the accrued interest.

In September 2009, the Company purchased fixed maturity investments from affiliates for a total of $294 million, the fair value on the date of the transfer plus accrued interest.

In June 2009, the Company sold fixed maturity investments to an affiliate for a total of $682 million, the fair value on the date of the transfer plus accrued interest.

In July 2009, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $27 million, the fair value on the date of the transfer plus accrued interest and premiums, less escrows. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In June 2009, the Company bought back certain loans that were sold to an affiliate in 2008 because they did not meet the affiliate’s criteria. The purchase price was $62 million, the fair value on the date of the original transfer plus accrued interest, less escrows.

Transfer of Loans between Affiliates

In October 2009, the Company received a ¥9 billion affiliated loan from Prudential Financial. The Company recorded the loan at a fair value of $105 million, net of taxes, which also represented the affiliate’s carrying value. The offset was recorded by the Company as a capital contribution.

Settlement of Contingent Tax Liability between Affiliates

During 2009, in accordance with the terms of the tax sharing agreement with its parent, the Company settled $310 million of its contingent tax liability with Prudential Financial and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as a capital contribution.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $2,217 million and $1,410 million at December 31, 2010 and 2009, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $3,006 million and $1,407 million at December 31, 2010 and 2009, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $1,005 million and $1,814 million related to these agreements at December 31, 2010 and 2009, respectively. In March and June 2009, the Company settled $1,522 million of its obligation related to the affiliated funding agreements mentioned above for $1,221 million, which resulted in an increase in “Additional paid-in capital” of $278 million. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $11 million and $23 million related to these agreements at December 31, 2010 and 2009, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $70 million, $121 million and $192 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $93 million and $83 million at December 31, 2010 and 2009, respectively. “Net investment income” includes gains of $18 million for the year ended December 31, 2010, gains of $22 million for the year ended December 31, 2009 and a loss of $3 million for the year ended December 31, 2008, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 22 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company sells synthetic guaranteed investment contracts which are investment-only, fee-based stable value products, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives and recorded at fair value.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2010			December 31, 2009
	Notional	Fair Value		Notional	Fair Value
	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(in millions)
Qualifying Hedge Relationships
Interest Rate	$5,560	$93	$(359)	$6,831	$93	$(355)
Currency	—	—	—	34	—	—
Currency/Interest Rate	2,245	37	(211)	1,207	9	(245)

Total Qualifying Hedge Relationships	$7,805	$130	$(570)	$8,072	$102	$(600)

Non-Qualifying Hedge Relationships
Interest Rate	$78,853	$2,226	$(1,496)	$64,020	$1,835	$(1,179)
Currency	2,998	13	(40)	3,176	57	(2)
Credit	1,149	72	(72)	1,818	236	(68)
Currency/Interest Rate	2,262	190	(146)	2,379	119	(181)
Equity	3,116	50	(15)	1,121	56	(36)

Total Non-Qualifying Hedge Relationships	$88,378	$2,551	$(1,769)	$72,514	$2,303	$(1,466)

Total Derivatives (1)	$96,183	$2,681	$(2,339)	$80,586	$2,405	$(2,066)

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $247 million as of December 31, 2010 and a net liability of $306 million as of December 31, 2009, included in “Future policy benefits” and “Fixed maturities, available for sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2010	2009	2008
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate
Realized investment gains (losses), net	$(114)	$340	$(551)
Net investment income	(147)	(157)	(99)
Interest credited to policyholder account balances—(increase)/decrease	68	70	17
Currency
Other income	—	—	5

Total fair value hedges	$(193)	$253	$(628)

Cash flow hedges
Interest Rate
Interest credited to policyholder account balances—(increase)/decrease	(3)	(7)	3
Accumulated other comprehensive income (loss) (1)	(3)	29	(31)
Currency/Interest Rate
Net investment income	(2)	(2)	(10)
Interest expense—(increase)/decrease	—	—	11
Other income	4	(4)	(37)
Accumulated other comprehensive income (loss) (1)	71	(156)	127

Total cash flow hedges	$67	$(140)	$63

Net investment hedges
Currency
Accumulated other comprehensive income (loss) (1)	—	(5)	14

Total net investment hedges	$—	$(5)	$14

Non-qualifying Hedges
Realized investment gains (losses), net
Interest Rate	807	(508)	1,435
Currency	51	(36)	35
Currency/Interest Rate	98	(162)	232
Credit	(86)	—	95
Equity	(17)	(239)	159
Embedded Derivatives (Interest/Equity/Credit)	585	1,280	(1,382)

Total non-qualifying hedges	$1,438	$335	$574

Total Derivative Impact	$1,312	$443	$23

(1)	Amounts deferred in Equity.

For the years ended December 31, 2010, 2009, and 2008, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2007	$(211)
Net deferred gains on cash flow hedges from January 1 to December 31, 2008	138
Amount reclassified into current period earnings	(42)

Balance, December 31, 2008	(115)
Net deferred losses on cash flow hedges from January 1 to December 31, 2009	(151)
Amount reclassified into current period earnings	24

Balance, December 31, 2009	(242)
Net deferred gains on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6

Balance, December 31, 2010	$(174)

Using December 31, 2010 values it is anticipated that a pre-tax loss of approximately $9 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2011, offset by amounts pertaining to the hedged items. As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 13 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Unaudited Interim Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $123 million in 2010, $122 million in 2009, and $128 million in 2008.

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection, excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of December 31, 2010 and December 31, 2009.

December 31, 2010
	Single Name		First to Default Basket		Total
NAIC Designation (1)	Notional	Fair Value	Notional	Fair Value	Notional	Fair value
(in millions)
1	$5	$—	$—	$—	$5	$—
2	—	—	—	—	—	—

Subtotal	5	—	—	—	5	—
3	—	—	—	—	—	—
4	—	—	—	—	—	—
5	—	—	—	—	—	—
6	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—

Total	$5	$—	$—	$—	$5	$—

	December 31, 2009
	Single Name		First to Default Basket		Total
NAIC Designation (1)	Notional	Fair Value	Notional	Fair Value	Notional	Fair value
	(in millions)
1	$28	$—	$119	$—	$147	$—
2	—	—	242	(3)	242	(3)

Subtotal	28	—	361	(3)	389	(3)
3	—	—	104	(1)	104	(1)
4	—	—	—	—	—	—
5	—	—	50	(1)	50	(1)
6	—	—	—	—	—	—

Subtotal	—	—	154	(2)	154	(2)

Total	$28	$—	$515	$(5)	$543	$(5)

(1)	First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding the embedded derivatives contained in externally-managed investments in the European market, by industry category as of the dates indicated.

	December 31, 2010		December 31, 2009
Industry	Notional	Fair Value	Notional	Fair Value
	(in millions)
Corporate Securities:
Manufacturing	$—	$—	$5	$—
Utilities	—	—	5	—
Finance	—	—	—	—
Services	5	—	8	—
Energy	—	—	—	—
Transportation	—	—	—	—
Retail and Wholesale	—	—	10	—
Other	—	—	—	—
First to Default Baskets(1)	—	—	515	(5)

Total Credit Derivatives	$5	$—	$543	$(5)

(1)	Credit default baskets may include various industry categories.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $746 million and $696 million at December 31, 2010 and 2009, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2010 and December 31, 2009, the Company had $1.144 billion and $1.275 billion of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million and an asset of $173 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, are also used in a derivative dealer or broker capacity in the Company’s commodities operations to facilitate transactions of the Company’s clients, hedge proprietary trading activities and as a means of risk management. These derivatives allow the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures are managed through diversification, by controlling position sizes and by entering into offsetting positions. For example, the Company may manage the risk related to its precious metals inventory by entering into an offsetting position in exchange traded futures contracts.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity is reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions are recognized on a trade date basis and reported in “Other income.”

The following table sets forth the income statement impact of derivatives used in a dealer or broker capacity.

	Year Ended December 31,
	2010	2009
	(in millions)
Other income
Interest Rate	$(7)	$(19)
Commodity	58	54
Currency	48	52
Equity	9	3

Total other income	$108	$90

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $2,990 million as of December 31, 2010. In the normal course of business the Company has posted collateral related to these instruments of $1,449 million as of December 31, 2010. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2010, the Company estimates that it would be required to post a maximum of $1,541 million of additional collateral to its counterparties.

22. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2010, 2009 and 2008 was $63 million, $67 million and $62 million, respectively.

The following table presents, at December 31, 2010, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income
2011	$85	$(6)
2012	72	(6)
2013	63	(5)
2014	55	(4)
2015	29	—
2016 and thereafter	64	—

Total	$368	$(21)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the amount listed above in total non-cancelable operating leases and the amount listed above in total sub-lease income, $12 million and $15 million, respectively, has been accrued at December 31, 2010.

Commercial Mortgage Loan Commitments

As of December 31, 2010
(in millions)
Total outstanding mortgage loan commitments	$878

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

As of December 31, 2010
(in millions)
Expected to be funded from the general account and other operations outside the separate accounts	$2,686
Expected to be funded from separate accounts	$1,868
Portion of separate account commitments with recourse to Prudential Insurance	$1,015

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

As of December 31, 2010
(in millions)
Total guarantees of debt issued by entities in which the separate accounts have invested	$2,233
Amount of above guarantee that is limited to separate account assets	$2,162
Accrued liability associated with guarantee	$—

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fifteen years. At December 31, 2010, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As of December 31, 2010
(in millions)
Credit derivatives written - maximum amount at risk	$320
Liability associated with guarantee, carried at fair value	$3

As discussed in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives listed above assumes the value of the underlying referenced securities become worthless. Of the total maximum amount at risk, $315 million of credit derivatives have been written by the Company on behalf of affiliated companies. These credit derivatives generally have maturities of five years or less.

Guarantees of Asset Values

As of December 31, 2010
(in millions)
Guaranteed value of third parties assets	$24,019
Fair value of collateral supporting these assets	$24,706
Liability associated with guarantee, carried at fair value	$—

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Contingent Consideration

As of December 31, 2010
(in millions)
Maximum potential contingent consideration associated with acquisition	$40

In connection with an acquisition, the Company has agreed to pay additional consideration in future periods, contingent upon the attainment by the acquired entity of defined operating objectives. This arrangement will be resolved over the next year. Any such payments would result in increases in intangible assets, such as goodwill.

Other Guarantees

As of December 31, 2010
(in millions)
Other guarantees where amount can be determined	$22
Accrued liability for other guarantees and indemnifications	$6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America, was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint is brought on behalf of Nevada beneficiaries of life insurance policies sold by Prudential Insurance for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts that earn interest and are subject to withdrawal in whole or in part at any time by the beneficiaries. The complaint alleges that by failing to disclose material information about the accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest. In February 2011, plaintiff appealed the dismissal. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, an amended complaint, Phillips v. Prudential Insurance and Pruco Life Insurance Company, was filed. In July 2010, a purported nationwide class action that makes allegations similar to those in the Garcia and Phillips actions relating to retained asset accounts of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces, Lucey v. Prudential Insurance Company of America, was filed in the United States District Court for the District of Massachusetts. The complaint challenges the use of retained asset accounts to settle death benefit claims, asserting violations of federal and state law, breach of contract and fraud and seeking compensatory and treble damages and equitable relief. In October 2010, Prudential Insurance filed a motion to dismiss the complaint. In November 2010, a second purported nationwide class action brought on behalf of the same beneficiaries of the VA Contract, Phillips v. Prudential Insurance Company of America and Prudential Financial, Inc., was filed in the United States District Court for the District of New Jersey, and makes substantially the same claims. In November and December 2010, two additional actions brought on behalf of the same putative class, alleging substantially the same claims and the same relief, Garrett v. The Prudential Insurance Company of America and Prudential Financial, Inc. and Witt v. The Prudential Insurance Company of America were filed in the United States District Court for the District of New Jersey. In February 2011, Phillips, Garrett and Witt were transferred to the United States District Court for the Western District of Massachusetts by the Judicial

Panel for Multi-District Litigation and consolidated with the Lucey matter as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. In March 2011, the motion to dismiss the complaint was denied. In September 2010, Huffman v. Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, alleging that using retained asset accounts in employee welfare benefit plans to settle death benefit claims violates ERISA and seeking injunctive relief and disgorgement of profits. Prudential Insurance has moved to dismiss the complaint. In July 2010, Prudential Insurance along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Prudential Insurance received a similar request for information from the State of Connecticut Attorney General’s Office, Prudential Insurance is cooperating with these investigations. Prudential Insurance has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In April 2009, a purported nationwide class action, Schultz v. The Prudential Insurance Company of America, was filed in the United States District Court for the Northern District of Illinois. In January 2010, the court dismissed the complaint without prejudice. In February 2010, plaintiff sought leave to amend the complaint to add another plaintiff and to name the ERISA welfare plans in which they were participants individually and as representatives of a purported defendant class of ERISA welfare plans for which Prudential offset benefits. The proposed amended complaint alleged that Prudential Insurance and the welfare plans violated ERISA by offsetting family Social Security benefits against Prudential contract benefits and seeks a declaratory judgment that the offsets are unlawful as they are not “loss of time” benefits and recovery of the amounts by which the challenged offsets reduced the disability payments. In August 2010, the court denied leave to amend as to Prudential and plaintiffs subsequently filed a third amended complaint asserting claims on behalf of a purported nationwide class against a purported defendant class of ERISA welfare plans for which Prudential offset family Social Security benefits. The action, now captioned Schultz v. Aviall, Inc. Long Term Disability Plan, asserts the same ERISA violations. In December 2010, an action alleging substantially similar ERISA violations as in the Schultz action, Koehn v. Fireman’s Fund Insurance Company Long Term Disability Plan, was filed in the United States District Court for the Northern District of California. The Koehn complaint, naming only the plan as defendant, asserts that the defendant plan’s long term disability benefits are insured by Prudential and that the terms of the plan were violated by offsetting family Social Security benefits against Prudential contract benefits. The Company is indemnifying the defendant plans in both Schultz and Koehn.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs and a claim under the New Jersey discrimination law but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that has resulted in a settlement in principle.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to subprime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement (approximately $8.4 million) cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims.

In June 2009, special bankruptcy counsel for Lehman Brothers Holdings Inc. (“LBHI”), Lehman Brothers Special Financing (“LBSF”) and certain of their affiliates made a demand of Prudential Global Funding LLC (“PGF”), a subsidiary of the Company, for the return of a portion of the $550 million in collateral delivered by LBSF to PGF pursuant to swap agreements and a cross margining and netting agreement between PGF, LBSF and Lehman Brothers Finance S.A. a/k/a Lehman Brothers Finance AG (“Lehman Switzerland”), a Swiss affiliate that is subject to insolvency proceedings in the United States and Switzerland. LBSF claims that PGF wrongfully applied the collateral to Lehman Switzerland’s obligations in violation of the automatic stay in LBSF’s bankruptcy case, which is jointly administered under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York (the “Lehman Chapter 11 Cases”). In August 2009, PGF filed a declaratory judgment action in the same court against LBSF, Lehman Switzerland and LBHI (as guarantor of LBSF and Lehman Switzerland under the swap agreements) seeking an order that (a) PGF had an effective lien on the collateral that secured the obligations of both LBSF ($197 million) and Lehman Switzerland ($488 million) and properly foreclosed on the collateral leaving PGF with an unsecured $135 million claim against LBSF (and LBHI as guarantor) or, in the alternative, (b) PGF was entitled, under the Bankruptcy Code, to set off amounts owed by Lehman Switzerland against the collateral and the automatic stay was inapplicable. The declaratory judgment action is captioned Prudential Global Funding LLC v. Lehman Brothers Holdings Inc., et al. In addition, PGF filed timely claims against LBSF and LBHI in the Lehman Chapter 11 Cases for any amounts due under the swap agreements, depending on the results of the declaratory judgment action. In October 2009, LBSF and LBHI answered in the declaratory judgment action and asserted counterclaims that PGF breached the swap agreement, seeking a declaratory judgment that PGF had a perfected lien on only $178 million of the collateral that could be applied only to amounts owed by LBSF and no right of set off against Lehman Switzerland’s obligations, as well as the return of collateral in the amount of $372 million plus interest and the disallowance of PGF’s claims against LBSF and LBHI. LBSF and LBHI also asserted cross-claims against Lehman Switzerland seeking return of the collateral. In December 2009, PGF filed a motion for judgment on the pleadings to resolve the matter in its favor. In February 2010, LBSF and LBHI cross-moved for judgment on the pleadings.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential Insurance failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential Insurance moved to decertify the federal overtime class that had been conditionally certified in March 2008, and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential Insurance’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities and of presenting non-controlling interest on January 1, 2009.

/S/ PRICEWATERHOUSECOOPERS LLP

New York, New York

March 31, 2011